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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-7428

ING Mutual Funds

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2004

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

October 31, 2004

Classes A, B, C and M

International Equity Funds

■  ING Emerging Countries Fund

■  ING Foreign Fund

■  ING International Fund

■  ING International SmallCap Growth Fund

■  ING International Value Fund

■  ING Precious Metals Fund

■  ING Russia Fund

Global Equity Funds

■  ING Global Equity Dividend Fund

■  ING Global Real Estate Fund

■  ING Worldwide Growth Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	24

Report of Independent Registered Public Accounting Firm	28

Statements of Assets and Liabilities	29

Statements of Operations	33

Statements of Changes in Net Assets	35

Financial Highlights	40

Notes to Financial Statements	55

Portfolios of Investments	70

Tax Information	96

Trustee and Officer Information	97

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder:

As we complete another six months of serving the needs of investors, we are pleased to see that the conclusion of the recent presidential election appears to have had a positive impact on major U.S. stock markets. With moderately low interest rates being controlled by the Federal Reserve Board, rising corporate earnings, and an increasingly optimistic job outlook, we are hopeful that the economy will continue to prosper through the end of the year.

As always, we continue to look for ways to make investing with our company more pleasant and efficient. When our clients complete a transaction with ING Funds, first and foremost, we want them to have peace of mind.

We are eager to meet these goals and we look forward to continuing to do business with you in the coming year.

Sincerely,

James M. Hennessy
President
ING Funds
December 9, 2004

JAMES M. HENNESSY

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2004

In our semi-annual report, we described economies and markets in a positive context that changed radically on April 2, 2004 with a very bullish U.S. employment report. A few days of euphoria vanished as it became clear that as the job market tightens, inflation picks up and rising interest rates cannot be far away. Stock and bond markets promptly gave back most, if not all of their gains for 2004, and it was in this frame of mind that investors entered the second half of the year. Sentiment would shift again in these six months as economies stumbled, undermined by the price of oil, which resumed its relentless upward march.

Global equities added 4.4%, net of withholding tax on dividends, in the six months ended October 31, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, about half due to dollar weakness. For the whole twelve months, global equities returned 13.3%. Among currencies the euro, yen and pound all gained on the dollar, although for much of the time the pendulum swung back and forth. Ultimately the dollar succumbed to record U.S. trade deficits, and in October 2004, to the news that non-U.S. investors were buying fewer U.S. financial assets. Between the end of April and the end of October, the euro appreciated 6.8%, the yen 4.5% and the pound 3.3%.

Investment grade U.S. fixed income classes initially bore the brunt of fears of a new cycle of rising interest rates from multi-decade low levels, as evidence mounted that inflation was on the rise. In the six months ended October 31, 2004, the Federal Reserve ("Fed") would increase the Fed Funds rate three times to 1.75%, even as the economy clearly decelerated again. During this time, the total return of the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds was 4.2%. High yield bonds fared comparatively well, the Lehman Brothers U.S. Corporate High Yield Bond Index(3) returning 6.4% for the six months. The most noteworthy aspect of the last few months of our period was the flattening of the yield curve, where short-term interest rates drifted up in anticipation of continued tightening by the Fed, while bond yields ignored this and fell in the face of uninspiring economic data. For the six months, the yield on 10-year Treasury Notes fell by 47 basis points to 4.0%, but the yield on 13-week Treasury Bills rose 92 basis points to 1.9%.

The U.S. equities market in the form of the Standard & Poor's ("S&P") 500 Index(4), rose 3.0%, including dividends in the six months ended October 31, 2004. At this point, the market was trading at a price to earnings ("P/E") level of around 151/2 times 2005 estimated earnings. As mentioned above, strong monthly employment reports from April 2004 set the tone. After an initial scare about the rise in interest rates that this implied, investors regained their nerve and as the Fed embarked on its tightening cycle at the end of June, the market was challenging its best levels of 2004. And yet in the week before the increase, the wind seemed to shift again with some unexpectedly downbeat economic releases. From July through October, the employment reports were neutral to shockingly weak, while oil prices continued their rise, peaking on Friday, October 22, 2004 at 50% above April 30, 2004 levels. This effective deflationary "tax" on worldwide consumers troubled equity markets, and the S&P 500 Index reached its lowest point of 2004 on August 12, 2004. Only in the last few days of October did oil prices fall back significantly, leaving a much relieved stock market to eke out its six-month gain.

Among other major equities markets in the six months ended October 31, 2004, Japan was hardest hit, falling 3.5% in dollars, according to the MSCI Japan Index(5) with net dividends. At that point, stocks were trading at about 161/4 times 2005 estimated earnings. Investors were initially encouraged by surprisingly strong 6.1% first calendar quarter gross domestic product ("GDP") growth. It was well recognized that exports were the source, however. So when, in May 2004, the Chinese government announced its intention to cool its booming economy, which absorbs 32% of Japan's exports, Japanese stocks fell about 5%. The market level of April 30, 2004 would not be seen again until late June and then only briefly as deteriorating economic data and rising oil prices depressed sentiment.

For the six months, European ex UK markets gained 8.2% in dollars, the vast majority due to the weakness of that currency, according to the MSCI Europe ex UK Index(6) with net dividends. Markets in this region were then trading on average at just under 13 times 2005 estimated earnings. Growth in this region appears to be held back by weak domestic demand restrained by high unemployment, nearly 9%, in inflexible labor markets. This region's main attraction continues to be its relative cheapness, with earnings growth likely to be faster than the U.S. next year. The concern is the fragility of this picture, given its export dependency.

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2004

The UK market rose 7.6% in dollars between April and October 2004, based on the MSCI UK Index(7) with net dividends. The UK market was then trading at 16 times 2005 estimated earnings. The situation in the UK could not have been much more different from that on the Continent. Here, it appears the Bank of England has been trying to cool an economy that strains at full employment, with over-committed, property owning consumers, enriched (at least in their own minds), by a housing price bubble. It was noted with relief that five interest rate increases since November 2003 were at last having an effect, as in the last few days of our reporting period housing prices were reportedly edging down.

(1)  The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' current performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING EMERGING COUNTRIES FUND

PORTFOLIO MANAGERS' REPORT

The ING Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation. The Fund is managed by Jan-Wim Derks, Director of Global Emerging Markets Equities, and Eric Conrads, Portfolio Manager, ING Investment Management Advisors B.V. - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 12.58% compared to the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index(5), which returned 19.40% for the same period.

Portfolio Specifics: For the year ended October 31, 2004, the MSCI EM Index outperformed the MSCI World Index(9) by a substantial margin. Emerging Markets continued to perform well on the back of a global increase in risk appetite and a search for higher yielding assets. The year 2003 was one of the best years ever for investors in Emerging Markets equities, and the two final months of 2003 were no exception. Also during the first quarter of 2004, Emerging Markets' performance was strong. However, during the second quarter Emerging Markets suffered from speculation that the United States Federal Reserve ("Fed") would have to raise interest rates as early as June to slow down the economy. Between mid April and mid May, the markets dropped more then 15%. Once the markets realized that the Fed would only raise rates gradually, they have recovered from the weakness in April/May and are up 10% year-to-date.

Over the reporting period, the Fund has underperformed its MSCI EM benchmark. The Fund's overweight position in Asia has hurt the performance. The Asian region has been lagging the Europe, Middle East, Africa ("EMEA") and Latin American regions for some time. The region is suffering from the current high oil prices and fears of a hard landing of the Chinese economy. In addition, regional stock selection in Korea, Taiwan, South Africa and Brazil was also a major detractor from performance. Our underweight in some commodity producing countries like South Africa and Chile, and our underweight position in the materials sector in general, has also taken its toll. Sector stock selection in energy and materials was also a drag on performance. We missed out on the rally in Hungarian shares due to concerns that the currency was overvalued. In the future, we remain confident that the Asian region will catch up with the other regions, and that companies in long-term growth sectors will outperform the ones in highly cyclical sectors.

Current Strategy and Outlook: Including calendar year 2004, Emerging Markets have outperformed developed markets during 5 of the last 6 years. With inflation and interest rates rising across the Global Emerging Markets ("GEMS") universe, it is difficult to anticipate a further strong out performance in the near term. Global economic growth will probably be lower in 2005 than in 2004. As a result, export growth from emerging countries into the United States and China will likely show a slowdown next year. In addition, as a result of higher input prices, corporate margins will be under pressure. However, on the positive side, the fundamentals of Emerging Markets are stronger than during previous periods of globally rising interest rates, and therefore, the vulnerabilities have diminished. Economic growth in emerging countries remains robust with expectations of 5-6% gross domestic product ("GDP") growth on average in 2004/2005. We still believe that the large discount of Emerging Markets vis-à-vis developed markets is unjustified and that Emerging Markets continue to offer good relative value with a 2004/2005 average price to earnings ("P/E") ratio of around 10 times.

Our investment strategy is to focus on countries where economic growth is robust and on companies with improving cash flows, solid balance sheets in Brazil, Taiwan, India, Thailand and Turkey while shunning South Africa, China, Hungary and Israel.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	16.4%

Telecommunications	13.8%

Oil and Gas	10.9%

Electrical Components and Equipment	7.4%

Mining	6.5%

Chemicals	4.9%

Engineering and Construction	3.5%

Semiconductors	2.8%

Iron/Steel	2.7%

Electric	2.6%

Portfolio holdings are subject to change daily.

ING EMERGING COUNTRIES FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Year	Since Inception of Class A and C November 28, 1994		Since Inception of Class B May 31, 1995		Since Inception of Class M August 5, 2002
Including Sales Charge:

Class A(1)	6.10%	2.28%	4.97%		-		-

Class B(2)	6.78%	2.55%	-		5.34%		-

Class C(3)	10.76%	2.65%	4.70%		-		-

Class M(4)	8.15%	-	-		-		19.63%

Excluding Sales Charge:

Class A	12.58%	3.49%	5.60%		-		-

Class B	11.78%	2.91%	-		5.34%		-

Class C	11.76%	2.65%	4.70%		-		-

Class M	12.07%	-	-		-		21.55%

MSCI EM Index(5)	19.40%	6.10%	1.07	%(6)	2.43	%(7)	27.03	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the MSCI EM Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reßects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) Reßects deduction of the maximum Class M sales charge of 3.50%.

(5) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(6) Since inception performance for index is shown from December 1, 1994.

(7) Since inception performance for index is shown from June 1, 1995.

(8) Since inception performance for index is shown from August 1, 2002.

(9) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

ING FOREIGN FUND

PORTFOLIO MANAGERS' REPORT

The ING Foreign Fund (the "Fund") seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, Julius Baer Investment Management LLC - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 14.25% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(4), which returned 19.27% for the same period.

Portfolio Specifics: During the year ended October 31, 2004, there were several factors, which detracted from our relative results. The allocation to cash equivalents was a detractor to performance during a period where equities exhibited positive results. Our underweight within the United Kingdom and Australia, as well as stock selection detracted from our performance. Finally, stock selection within both the consumer discretionary and consumer staples sectors, as well as stock selection within Switzerland negatively impacted results. Positively contributing to performance were positions held within Eastern Europe and Austria. Many of the top relative performing equities for this period were banking positions in Hungary, Austria, the Czech Republic, Poland and Turkey. Our investments within the emerging markets of Europe have been largely focused on the financial services sector, which we believe will continue to benefit from the growth of the middle class and their demand for financial products and services. Stock selection within the industrial sector, as well as our underweighted position within information technology also positively impacted our relative results.

Much of the relative underperformance within the Fund occurred during the second quarter of 2004. During this period, sentiment shifted toward an environment of risk aversion amid several headline concerns. Specifically, the increase in United States interest rates, rising oil prices and concerns over China's attempts to cool down their fast growing economy elicited a strong response by investors including the hedge fund industry in unwinding speculative positions in emerging markets (equities and debt), Japanese financials, commodities, mining, and various foreign exchange positions. Given our investment within several emerging markets, namely Turkey and Russia, as well as Brazil and India, our relative results were negatively affected during the second quarter of 2004. As the Index against which we are measured does not contain these investments, we underperformed. However, since the end of the second quarter, many of these markets have rebounded, resulting in our ability to reduce the degree of underperformance relative to the index.

Current Strategy and Outlook: We remain underweight within Japan. With the rise in oil prices, Japan's growth picture appears to be challenged. At the time of this writing, crude oil futures for December delivery prices are still over $48. Concerns that high energy prices may crimp growth and negatively impact corporate earnings have led Japanese stocks lower since the end of the second quarter.

With regard to China, Chinese growth will likely be a force for decades to come. However, recent levels of investment in China are very high, fueled by a credit binge. We believe this investment boom is not sustainable. Investing in basic materials we believe would put us at risk of a short-term slowdown in China, with influential hedge funds dumping both commodities and commodity stocks. Investing in the infrastructure needed to sustain the medium and long term growth of China probably has a better expected return relative to the risk involved.

Within the developed markets of Europe, we continue to have a more defensive bias from a sector perspective. We believe that over the next 6 – 12 months, we may reach peak earnings levels and that the consumer sector may weaken. We remain underweight the United Kingdom as a result of our bottom-up approach to stock selection. The majority of our underweight is attributable to the banking sector, which we view as expensive. We have also commented in previous commentaries on the level of the real estate market, which we find to be unsustainably high.

Our favored area within the international equity strategy remains Eastern Europe. We believe that the region remains the growth engine for the rest of Europe. We find valuations more compelling than in the developed markets and continue to see the development of the middle class as a positive catalyst supporting our investments.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	20.3%

Oil and Gas	10.6%

Telecommunications	7.8%

Pharmaceuticals	5.8%

Electric	4.1%

Food	3.8%

Investment Companies	3.5%

Media	3.5%

Diversified Financial Services	3.5%

Engineering and Construction	3.2%

Portfolio holdings are subject to change daily.

ING FOREIGN FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	Since Inception of Class A July 1, 2003		Since Inception of Class B July 8, 2003		Since Inception of Class C July 7, 2003
Including Sales Charge:

Class A(1)	7.69%	13.58%		-		-

Class B(2)	8.32%	-		12.67%		-

Class C(3)	12.28%	-		-		18.05%

Excluding Sales Charge:

Class A	14.25%	18.73%		-		-

Class B	13.32%	-		15.58%		-

Class C	13.28%	-		-		18.05%

MSCI EAFE Index(4)	19.27%	26.68	%(5)	26.68	%(5)	26.68	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reßects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(5) Since inception performance for index is shown from July 1, 2003.

ING INTERNATIONAL FUND

PORTFOLIO MANAGERS' REPORT

The ING International Fund (the "Fund") seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the United States. The Fund is managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 15.49% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(4), which returned 19.27% for the same period.

Portfolio Specifics: In the first half of the fiscal year ended October 31, 2004, the Fund was repositioned to a more defensive stance to reflect the expected maturing of the global economic recovery. This strategy proved premature, but was rewarded in the second half of the fiscal year as investors turned more cautious. For the year, the underperformance was primarily attributable to regional allocation as the inclusion of emerging markets stocks and an underweighting in Europe detracted from results. Strong performance from exposure to selected Canadian securities reduced this shortfall somewhat. Within the regions, stock selection proved strong in Developed Asia, but was disappointing in Japan. The opportunity cost of holding residual cash in a strong market also detracted from performance.

Sector allocation added value, especially by overweighting the strongly performing energy sector and underweighting the weak technology sector. Stock selection within the financials, industrials and information technology sectors negatively impacted performance This was partly offset by positive contributions in the utilities, consumer discretionary and consumer staples sectors.

At the security level, the largest detractor from performance was previously held Gold Fields Ltd., which was unexpectedly impacted by a surging South African currency. In a weak technology sector, the position in Dutch semiconductor equipment manufacturer ASML Holding NV proved detrimental. Japanese broker Nomura Holdings, Inc. cost performance as the stock corrected sharply after a strong 2003 performance. Accounting issues at the Swiss-based temporary workers' agency Adecco SA, which was held during the period, negatively impacted results. The largest positive contribution was generated in the consumer discretionary sector through our position in OPAP SA, a Greek betting and lottery operator. Italian electric utility Enel S.p.A. and British water utility Severn Trent PLC proved to be good choices in a strong utility sector. Canadian gas and oil producer EnCana Corp. and French oil major Total SA were also noteworthy positive contributors.

Current Strategy and Outlook: Global economic growth is expected to decelerate in the coming year. U.S. consumption growth, stimulated in recent years by a convergence of low interest rates and tax cuts, should be less robust going forward. This, combined with a global tax in the form of sustained high energy prices, makes the global demand outlook likely to be weaker than in 2003 and 2004. We believe earnings and cash flow growth in this environment may be relatively modest, with the potential for earnings disappointments rising as 2005 progresses. Adding to the uncertainties is the unresolved war in Iraq. Earnings and cash flow sustainability and visibility, and an increasing focus on quality and financial strength, are therefore characteristics likely to be rewarded. We have positioned the Fund accordingly. At the sector level, we are underweight in the consumer discretionary, industrial and information technology sectors, and overweight in the energy, utilities and financial sectors. Despite the risks described above, we continue to see selective opportunities in the emerging markets, albeit fewer than was the case in 2003 and early 2004.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	17.9%

Oil and Gas	10.0%

Pharmaceuticals	8.1%

Telecommunications	6.9%

Electric	5.2%

Diversified Financial Services	5.0%

Mining	3.7%

Agriculture	3.5%

Semiconductors	3.1%

Insurance	2.8%

Portfolio holdings are subject to change daily.

ING INTERNATIONAL FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Year	10 Year	Since Inception of Class B August 22, 2000		Since Inception of Class C September 15, 2000
Including Sales Charge:

Class A(1)	8.85%	(0.10)%	5.03%	-		-

Class B(2)	9.72%	-	-	(4.56)%		-

Class C(3)	13.60%	-	-	-		(3.04)%

Excluding Sales Charge:

Class A	15.49%	1.09%	5.65%	-		-

Class B	14.72%	-	-	(4.14)%		-

Class C	14.60%	-	-	-		(3.04)%

MSCI EAFE Index(4)	19.27%	(0.58)%	4.35%	(1.80	)%(5)	(1.80	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reßects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) Since inception performance for the index is shown from September 1, 2000.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

ING INTERNATIONAL SMALLCAP GROWTH FUND

PORTFOLIO MANAGERS' REPORT

The ING International SmallCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation. The Fund is managed by Christopher A. Herrera, Portfolio Manager, Nicholas-Applegate Capital Management - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 15.39% compared to the Standard & Poor's/Citigroup Europe, Pacific, Asia Composite/Extended Market Index ("S&P/Citigroup EPAC/EMI")(4), which returned 22.44% for the same period.

Portfolio Specifics: The Fund posted a strong gain in the year ended October 31, 2004; a year which was characterized by a generally favorable global economic and earnings environment, a broad-based decline in the U.S. dollar and rising commodity prices. Holdings in most countries of investment registered solid increases, with notable strength in Norway and Austria, where positions rose by more than 109% and 63%, respectively. Holdings in all sectors advanced except for information technology, as evidence of weakening demand and building inventories among technology companies prompted a sell-off in the group. Driven by rising oil prices, the Fund's energy holdings gained more than 50%, making energy one of the best-performing sectors.

While generating an impressive return, the Fund did not keep pace with its Citigroup EPAC/EMI benchmark in the rapidly rising market. One reason the Fund trailed was the fact that international small-cap value stocks outperformed their growth counterparts during the period. This was unfavorable because, consistent with its investment philosophy, the Fund's holdings are concentrated in growth stocks while its style-neutral benchmark includes both growth and value names. Stock selection in the United Kingdom and Germany, as well as the healthcare sector also hurt performance versus the index. Stock selection was positive for the consumer cyclicals and industrial goods and services sectors, but the underweighting versus the benchmark and the currency effect negatively impacted relative returns. On the plus side, stock selection in Norway and the energy and information technology sectors added value relative to the benchmark. An overweight in energy and in information technology was also positive.

Turning to individual stocks, the Fund's best-performing holdings included Frontline Ltd., Precision Drilling Corp. and Marubeni Corp. Frontline Ltd., an oil tanker company based in Bermuda, benefited from favorable industry dynamics, as demand for ships is outpacing vessel capacity. Shares of Precision Drilling Corp., an oil services firm headquartered in Canada, advanced sharply as rising oil prices boosted demand for its drilling rigs. Marubeni Corp., a trading company based in Japan, reported robust earnings driven by increasing prices for many of the commodities it brokers, such as oil, metals and wood pulp.

Current Strategy and Outlook: Nicholas-Applegate's outlook for international small-cap stocks continues to be positive. While economic growth in Continental Europe has been weak, we expect the European Central Bank to maintain interest rates at their present low levels for some time. The Japanese economy continues to gradually expand, and a key measure of Japanese business confidence recently rose to its highest level in more than a decade. We are especially positive about the return prospects of international small-cap growth stocks, as valuations are at attractive levels compared to historical averages.

As a result of our stock-by-stock investment decisions, we are seeing a move in the portfolio toward higher-quality and later-cycle growth companies in the media, healthcare and capital goods industries. This is at the expense of lower-quality, early-cycle companies, which are predominately in the materials, transportation and industrials sectors. At the end of the period, the Fund's largest overweights versus the benchmark were in Norway and the energy sector. The largest underweights were in the United Kingdom and the industrials sector.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	13.4%

Retail	9.0%

Media	5.5%

Telecommunications	5.2%

Building Materials	4.9%

Commercial Services	3.9%

Pharmaceuticals	3.5%

Diversified Financial Services	3.3%

Oil and Gas Services	3.3%

Miscellaneous Manufacturing	3.2%

Portfolio holdings are subject to change daily.

ING INTERNATIONAL SMALLCAP GROWTH FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Year	10 Year	Since Inception of Class B May 31, 1995
Including Sales Charge:

Class A(1)	8.76%	1.15%	11.48%	-

Class B(2)	9.64%	1.41%	-	12.83%

Class C(3)	13.61%	1.74%	11.23%	-

Excluding Sales Charge:

Class A	15.39%	2.36%	12.14%	-

Class B	14.64%	1.76%	-	12.83%

Class C	14.61%	1.74%	11.23%	-

S&P/Citigroup EPAC/EMI(4)	22.44%	5.63%	4.79%	5.62	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Growth Fund against the S&P/Citigroup EPAC/EMI. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reßects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P/Citigroup EPAC/EMI is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

(5) Since inception performance for index is shown from June 1, 1995.

ING INTERNATIONAL VALUE FUND

PORTFOLIO MANAGERS' REPORT

The ING International Value Fund (the "Fund") seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P., the Sub-Adviser. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 24.03% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(4), which returned 19.27% for the same period.

Portfolio Specifics: Advances for positions in a wide range of industries and countries helped drive the Fund's performance for the year ended October 31, 2004.

From an industry perspective, gains for holdings in diversified telecom services and in commercial banking made the most substantial contribution to performance. Strong performers in these industries included Telefonica SA (Spain), Portugal Telecom SGPA SA (Portugal), and Banco Bilbao Vizcaya Argentaria SA (Spain). Positions in industries such as oil and gas and electric utilities also tended to post gains, while holdings in industries such as food products and food and staples retailing tended to decline.

On a country basis, advances for positions in the United Kingdom and in Japan - including Reuters Group (United Kingdom), which was held during the period, BAE Systems PLC (United Kingdom), and Mitsubishi Tokyo Financial Group, Inc. (Japan) - helped drive returns. Gains for holdings in countries such as Spain and Germany also contributed to results, while modest declines for select positions in the Netherlands and in Canada weighed on performance.

During the period, we sold positions such as Reuters Group PLC (United Kingdom), SABMiller PLC (South Africa), and Komatsu Ltd. (Japan) as appreciation pushed their market prices toward our estimates of their long-term values. We also sold portions of other holdings to reduce their Fund weightings and to pursue other investment opportunities.

New purchases for the year included Volkswagen AG (Germany), GlaxoSmithKline PLC (United Kingdom), and Mitsui Sumitomo Insurance Co., Ltd. (Japan), among others. We also added to select existing holdings at prices that we consider attractive.

Current Strategy and Outlook: During the year ended October 31, 2004, the Fund's country and industry exposures shifted slightly due to stock-specific buying and selling as well as changes in the prices of holdings. For example, exposure to the Netherlands increased, while exposure to the oil and gas industry tended to decline. (Keep in mind that the Fund's weightings for industries and countries are not the product of "top-down" forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.)

Overall, while we offer no predictions regarding the short-term direction of international equity markets, we believe the Fund remains well positioned to deliver favorable long-term results. We acknowledge that many of the Fund's current holdings recently have posted significant gains. However, we believe that all holdings remain undervalued, and we expect to realize significant profit as the market recognizes their true worth.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Telecommunications	22.2%

Banks	15.6%

Food	9.0%

Pharmaceuticals	7.4%

Insurance	6.0%

Electric	4.7%

Agriculture	4.1%

Oil and Gas	3.8%

Chemicals	3.6%

Miscellaneous Manufacturing	2.8%

Portfolio holdings are subject to change daily.

ING INTERNATIONAL VALUE FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Year	Since Inception of Class A and C March 6, 1995		Since Inception of Class B April 18, 1997
Including Sales Charge:

Class A(1)	16.90%	6.42%	11.85%		-

Class B(2)	18.27%	6.63%	-		10.90%

Class C(3)	22.25%	6.95%	11.79%		-

Excluding Sales Charge:

Class A	24.03%	7.69%	12.54%		-

Class B	23.27%	6.94%	-		10.90%

Class C	23.25%	6.95%	11.79%		-

MSCI EAFE Index(4)	19.27%	(0.58)%	5.41	%(5)	4.17	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reßects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) Since inception performance for index is shown from March 1, 1995.

(6) Since inception performance for index is shown from May 1, 1997.

ING PRECIOUS METALS FUND

PORTFOLIO MANAGERS' REPORT

The ING Precious Metals Fund (the "Fund") seeks to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world. The Fund is managed by James A. Vail, CFA, Senior Vice President and Portfolio Manager, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 2.16% compared to the Standard & Poor's ("S&P") 500 Index(2) and the Financial Times ("FT") Gold Mines Index(3), which returned 9.41% and 7.53%, respectively, for the same period. Gold Bullion(4) returned 10.88% for the period.

Portfolio Specifics: During the year ended October 31, 2004, Gold Bullion demonstrated a high degree of volatility, opening the period at $384 per ounce, climbing to $426, before retreating to $372 and ending the year at $429 per ounce. Global tensions, a volatile U.S. dollar and global economic growth concerns all contributed to the bullions trading patterns.

During the last twelve months, the gold sector witnessed the emergence of many junior companies possessing attractive exploration potential along with others in early stages of new mine developments. This new investment supply was aggressively received and these shares outperformed the overall sector early in the period. More recently, however, liquidity has dried up and much of the performance has been given back.

Going forward, despite the recent efforts to grow new mine capacity, overall production capacity is expected to decline gradually through 2006/2007, then this decline is expected to accelerate. In this environment, we expect bullion prices to stay high, but with continued volatility.

Based on the universe of precious metals and mining companies, performance benefited from good stock selection, but this was more than offset by under allocating to the gold miners in favor of other metals, mining companies and by holding a cash position averaging nearly 7%. During periods of bullion and stock price volatility, we believe a higher than normal level of cash is warranted, but continue to search for attractive companies capable of growing production in an overall flat industry scenario.

Current Strategy and Outlook: The outlook for lower mine output, and continued currency volatility, bode well for the sustainable higher gold prices over the intermediate term. As global economies strengthen, jewelry demand is expected to rise adding incremental demand to an already tight supply picture. Also, the dollar's performance should continue to influence the price of gold bullion. The growing U.S. current account deficit is expected to put downward pressure on the dollar supporting higher gold prices.

Within this environment, the Fund will continue to seek commitments to companies that can grow production at competitive costs and provide attractive returns to shareholders over the long term.

Industry Allocation
as of October 31, 2004
(as a percent of net assets)

Gold Mining	63.9%

Diversified Metals	6.7%

Metal - Diversified	5.9%

Silver Mining	5.5%

Precious Metals	3.3%

Platinum	3.2%

Diamonds/Precious Stones	0.4%

Portfolio holdings are subject to change daily.

ING PRECIOUS METALS FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Years Ended October 31, 2004
	1 Year	5 Year	10 Year
Including Sales Charge:

Class A(1)	(3.71)%	15.02%	1.24%

Excluding Sales Charge:

Class A	2.16%	16.39%	1.84%

S&P 500 Index(2)	9.41%	(2.22)%	11.04%

FT Gold Mines Index(3)	7.53%	12.59%	(1.93)%

Gold Bullion(4)	11.53%	7.44%	1.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Precious Metals Fund against the S&P 500 Index, the FT Gold Mines Index and the commodity Gold Bullion. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(3) The FT Gold Mines Index® is an unmanaged cap weighted index that is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

(4) GOLD BULLION IS NOT AN INDEX. It is a commodity.

ING RUSSIA FUND

PORTFOLIO MANAGERS' REPORT

The ING Russia Fund (the "Fund") seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Samuel Oubadia, Senior Portfolio Manager, Michiel Bootsma, Investment Manager, Emerging Market Equities, Jan Wim Derks, Director of Global Emerging Markets Equities, and Fritz Moolhuizen, Head of Equity Investments, ING Investment Management Advisors B.V. - the Sub-Adviser.*

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 30.88% compared to the Morgan Stanley Capital International Emerging Markets ("MSCI EM") Index(2) and the Russian Trading System ("RTS") Index(4), which returned 19.40% and 31.84%, respectively, for the same period.

Portfolio Specifics: The Fund performed well for the year ended October 31, 2004; nevertheless, it was a very volatile year for the Russian equity market as the "YUKOS Oil Co. affair" reached its height earlier in 2004. The affair has now continued for over 15 months, and has at times had harsh effects on the entire Russian market.

The overall good performance of the Russian market was underpinned by strong oil prices. As oil stocks still comprise the bulk of the universe of Russian equities, it is perhaps not so surprising that the market continued to perform well. One of the better performing oil stocks was LUKOIL ADR, which gained 54.0% over the year. Recently, the oil giant ConocoPhilips purchased a 7.6% stake in Lukoil from the Russian government for a price of $2.0 billion. The transaction can be viewed as a landmark deal that reinforces the case for FDI in Russia. LUKOIL is the Fund's largest holding. In spite of this, LUKOIL was a source of underperformance, as it comprised about 30.0% of the RTS Index. The Fund was also underweight in the oil company Surgutneftegaz, as the company has a very poor record in its treatment of minority shareholders. As Surgutneftegaz is a large component of the RTS Index, and also a very strong performer, the underweight hurt performance.

The YUKOS Oil Co. ("YUKOS") affair was arguably the most publicized business story of the year making the headlines on a daily basis for a stretch. The affair may have reached its peak in the summer with the news that the government planned to sell YUKOS' main asset as a means of collecting tax claims that date as far back as the year 2000. Clearly, the news had a negative effect on the Fund; however, the underweight of YUKOS until the middle of 2004 was a benefit to the Fund. During the period under review, YUKOS share price plummeted more than 62.0%.

Moving away for the oil and gas sector, another segment of the Russian economy that has performed very well over the past year has been that of mobile telecommunications. Russia's cellular operators have experienced tremendous growth in subscribers with mobile penetration now at 87.0% in Moscow and 34.0% in Russia's other regions. This compares to 67.0% and 17.0%, respectively , at the start of the year. Subsequently, Russia's publicly traded cellular operators Mobile Telesystems OJSC ("MTS") and Vimpel-Communications have seen their share price surge. Over the past year, MTS has jumped 87.3%, while Vimpel-Communications has gained 75.1%. The Fund holds substantial positions in both stocks.

Finally, the Fund's cash holdings ranged between 5.0 and 6.0% during the period under review. This also held back the Fund's performance given that, in spite of the strong volatility, the overall trend of the market was positive over the past year.

Current Strategy and Outlook: Throughout the past year, the Fund has intentionally sought to keep a ceiling on its exposure to the Russian oil sector. Given that the universe of Russian equities is dominated by the oil sector, the Fund makes a point of trying to gain exposure to other segments of the Russian economy. As the oil sector has performed very well in recent months, and because we believe that the oil price is likely to decline from its current levels, we intend to maintain our upper limit on oil stocks.

Even with the assumption that oil prices will fall from the current levels, Russia's economic outlook remains positive. This is based on an expected (year-end 2004) surplus in both the federal budget and the current account. Furthermore, foreign exchange reserves have recently reached an all-time high of over $100 billion.

The issue that draws the most concern among investors is that of economic reform. The negative side of the high commodity prices is that huge tax revenues give the Russian authorities less incentive to push through the reform agenda. The areas where we hope to see more progress are the electricity sector, the banking sector and administrative reform.

*Effective January 1, 2005, Fritz Moolhuizen will no longer be a member of the Portfolio Management team to the Fund.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Oil and Gas	40.5%

Telecommunications	17.5%

Mining	9.0%

Electric	5.8%

Investment Companies	5.5%

Banks	5.2%

Iron/Steel	5.0%

Pipelines	2.6%

Metal Fabricate/Hardware	1.4%

Internet	1.0%

Portfolio holdings are subject to change daily.

ING RUSSIA FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Year	Since Inception July 3, 1996
Including Sales Charge:

Class A(1)	23.36%	43.49%	11.60%

Excluding Sales Charge:

Class A	30.88%	45.19%	12.40%

MSCI EM Index(2)	19.40%	6.10%	1.71	%(3)

Russian Trading System Index(4)	31.84%	46.60%	15.18	%(3)

Moscow Times Index(5)	43.60%	54.20%	20.57	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the MSCI EM Index, the Moscow Times Index and the Russian Trading System Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(3) Since inception performance for index is shown from July 1, 1996.

(4) The Russian Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's 106 most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

(5) The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

ING GLOBAL EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

The ING Global Equity Dividend Fund (the "Fund") seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Jorik van den Bos, Director, Global Equities, Joris Franssen, Portfolio Manager and Joost de Graaf, CFA, Senior Investment Manager, ING Investment Management Advisors B.V. - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 22.59% compared to the Morgan Stanley Capital International ("MSCI") World Index(4), which returned 13.76% for the same period.

Portfolio Specifics: During the year ended October 31, 2004, the Fund had a very strong performance. Defensive sectors like energy, utilities and real estate performed very well across the board. The Fund's strategy (the "strategy") has large positions in all these sectors. The strategy also benefited from its underweight position in information technology and healthcare. Within financials, the strategy benefited from an overweight position in regional banks, while insurance and diversified financials were underweight. Within consumer staples, a large position in tobacco producers helped the strategy although litigation issues continue to result in higher volatility.

Regionally, the Fund profited from its large position in Emerging Markets and Australia. Both regions still offer many investment opportunities with very attractive dividend yields, sound fundamentals and above average growth prospects.

In general, stock picking clearly had a positive contribution. The best performing stock during the reporting period was Frontline Ltd. (over 300% total return since inclusion in the Fund), one of the world's largest oil-tanker owner by capacity. Quarter after quarter, the company reported record profits as rising demand for crude oil in the U.S. and Asia boosted shipping rates. The company paid several special dividends. The worst performing stock was Merck & Co., Inc. The shares collapsed after the pharmaceutical had to withdraw its Vioxx painkiller. Although near term litigation fears may dominate headlines, the dividend appears to be safe. Also without Vioxx, Merck will continue to generate more than enough operating cash flow to maintain its dividend. Of course, we follow the developments very closely.

During the reporting period, exposure to defensive sectors like real estate, utilities and energy was reduced. A very strong performance in these sectors has resulted in less compelling valuations. The proceeds were invested in more cyclical sectors like materials and industrials. Exposure to healthcare was also increased after a very poor performance in this sector. Regionally, exposure to the United Kingdom was reduced after a very strong performance at the start of the year. The weighting in Euro-zone and Emerging Markets was increased slightly.

Current Strategy and Outlook: The outlook for the Fund remains positive. Investments in defensive sectors like utilities, real estate and consumer staples give the strategy downside protection. These sectors are relatively cheap, less dependent on the economic environment and offer stable, high dividend yields. This will likely result in outperformance versus global equities if they fall significantly.

If the equity markets move sideways, stock selection and the consistent, disciplined strategy will likely add value. In this scenario, dividends will make up for an important part of the total return. This may result in positive absolute returns and outperformance of global equities.

Only in the case of a strong rally it may be difficult to outperform global equities. If the rally is broadly driven, investments in financials and more cyclical sectors like industrials, consumer cyclicals and basic materials are also expected to show a strong performance. A rally driven by growth stocks (especially information technology and healthcare) may be the most difficult environment for the strategy. Although we do not expect that absolute returns will be positive in that scenario.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	18.6%

Electric	9.2%

Telecommunications	8.7%

Real Estate Investment Trusts	7.0%

Oil and Gas	7.3%

Agriculture	4.6%

Commercial Services	2.8%

Pharmaceuticals	2.8%

Diversified Financial Services	2.6%

Chemicals	2.1%

Portfolio holdings are subject to change daily.

ING GLOBAL EQUITY DIVIDEND FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	Since Inception of Class A September 17, 2003		Since Inception of Class B October 24, 2003		Since Inception of Class C October 29, 2003
Including Sales Charge:

Class A(1)	15.54%	18.67%		-		-

Class B(2)	16.92%	-		19.57%		-

Class C(3)	20.99%	-		-		22.26%

Excluding Sales Charge:

Class A	22.59%	25.10%		-		-

Class B	21.92%	-		23.47%		-

Class C	21.99%	-		-		22.26%

MSCI World Index(4)	13.76%	18.82	%(5)	13.76	%(6)	13.76	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the FTSE World Index and the MSCI World Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reßects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(5) Since inception performance for the index is shown from October 1, 2003.

(6) Since inception performance for the index is shown from November 1, 2003.

ING GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGERS' REPORT

The ING Global Real Estate Fund (the "Fund") seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, Kenneth D. Campbell, Managing Director and Steven D. Burton, Director and Portfolio Manager, ING Clarion Real Estate Securities L.P. - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 28.90% compared to the Standard & Poor's ("S&P")/Citigroup World Property Index(4), which returned 30.79% for the same period.

Portfolio Specifics: The Fund recorded total return of 28.9% for the year ended October 31, 2004, versus 30.8% for the S&P/Citigroup World Property Index with less volatility than that of the benchmark (13.9% standard deviation of monthly total returns for the Fund versus 14.6% benchmark). Relative underperformance of the Fund was caused by stock selection, most notably the drag caused by an average 2.6% cash position, which if invested with the rest of the Fund would have increased the return by 75 basis points given the 28.9% return, and being on the short end of some mergers and acquisitions (for example, General Growth Properties, Inc.'s acquisition of Rouse Company announced in August, causing 40 basis points relative underperformance).

The Fund was generally well positioned geographically, as underweights in North America and the Asia-Pacific region plus an overweight in Europe all were the right calls based on relative total return. Europe, where the Fund was overweighted, recorded total return of 46.3%, as both continental Europe (44.7%) and the UK (47.5%) were strong. The Fund's underweight in the Asia-Pacific region also proved to be the correct relative decision as the highly volatile Hong Kong and Japan markets underperformed - Hong Kong was 15.5% and Japan 23.4%; Australia was the only bright light among major countries in this region 31.4%. Total return for the Asia-Pacific region over the past year was 23.7%. Total return for North America was just shy of the global index total return for the year at 29.6% versus 30.8% for the global index, with much of this return achieved over the past six months.

Mergers and acquisition activity was the major theme over the course of the past year, with major mergers announced in the U.S., Europe and Australia in particular. By property sector, mergers were significant in the mall/shopping center companies including, but not limited to, the Westfield Group merger, Simon Property Group, Inc.'s acquisition of Chelsea Property Group, Inc., and the previously mentioned acquisition of the Rouse Company by General Growth Properties, Inc.

Currency continues to play an important role in total returns for the Fund, as the Fund has continued to benefit from a weakening U.S. dollar versus other currencies. Over the past year, the U.S. dollar has weakened 10.4% versus the Euro, 7.7% versus the Canadian dollar, 8.3% versus the British pound, 5.6% versus the Australian dollar and 3.8% versus the Japanese yen. Taken together, the exposure of the Fund to currencies other than the U.S. dollar has contributed to the total return of the Fund. The Fund continues to be positioned so that its performance will benefit should the U.S. dollar continue to weaken further.

Current Strategy and Outlook: Global property companies have provided strong absolute and relative returns when compared to broad equities over the past several years. Through an average 3-4% dividend yield plus 3-5% prospective annual earnings growth, global property stocks continue to be well positioned to conservatively deliver attractive total returns over the next several years. While continued positive funds flows have caused valuations in many countries to trend above long-term averages, property stock yields continue to compare favorably to yields offered by bond alternatives. Additionally, valuation disparities continue to provide investment opportunity to an investor with a global scope.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Real Estate Operations/Development	24.8%

Office Property	12.6%

Real Estate Management/Services	10.2%

Regional Malls	9.5%

Apartments	8.2%

Diversified	7.0%

Shopping Centers	7.0%

Property Trust	6.4%

Warehouse/Industrial	6.0%

Building - Heavy Construction	2.0%

Portfolio holdings are subject to change daily.

ING GLOBAL REAL ESTATE FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	Since Inception of Class A November 5, 2001		Since Inception of Class B March 15, 2002		Since Inception of Class C January 8, 2002
Including Sales Charge:

Class A(1)	21.49%	20.51%		-		-

Class B(2)	22.89%	-		19.42%		-

Class C(3)	26.93%	-		-		20.22%

Excluding Sales Charge:

Class A	28.90%	22.92%		-		-

Class B	27.89%	-		20.27%		-

Class C	27.93%	-		-		20.22%

S&P/Citigroup World Property Index(4)	30.79%	22.98	%(5)	23.54	%(6)	22.08	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the S&P/Citigroup World Property Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reßects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5) Since inception performance for index is shown from November 1, 2001.

(6) Since inception performance for index is shown from March 1, 2002.

(7) Since inception performance for index is shown from January 1, 2002.

ING WORLDWIDE GROWTH FUND

PORTFOLIO MANAGERS' REPORT

The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation. The Domestic Equity Component of the Fund is managed by a team of investment professionals led by James A. Vail, CFA, Senior Vice President and Portfolio Manager. The International Component of the Fund is managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy. Both teams are from ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 8.13% compared to the Morgan Stanley Capital International ("MSCI") World Index(4), which returned 13.76% for the same period.

Portfolio Specifics: Stocks in the value and large-capitalization part of the spectrum once again outperformed. Our portfolio, with its growth tilt, consequently encountered a constant headwind, especially in the first half of the fiscal year. For U.S. domestic stocks, this was reflected in the value component of the Russell 1000 Index outperforming the growth component by more than 12.0% in the fiscal year. Similarly, the MSCI EAFE Value Index outperformed its growth peer by almost 10.0%. The underperformance of the Fund versus the MSCI World Index was therefore largely attributable to this style effect in the U.S. portion and partially attributable in the international portion. More specific factors are described below. In addition, our residual cash holdings detracted from results.

In the domestic sleeve of the portfolio, the performance shortfall against the U.S. component of the benchmark (the MSCI U.S. Index) was mainly due to an adverse sector positioning. Overweight exposures in the relatively weak healthcare and information technology sectors and underweighting the strong energy sector were the major detractors. Within sectors, the stock selection result in aggregate was negative, particularly in information technology and healthcare. This was partially offset by material positive contributions from industrial and consumer discretionary stocks. At the security level, major negative contributors included Exxon Mobil Corp. (no allocation in a strong energy sector), and from holdings Par Pharmaceutical Cos., Inc. and previously held NVIDIA Corp. Our positions in Tyco Intl. Ltd., Yahoo!, Inc. and Biogen Idec, Inc. were amongst the material positive contributors.

In the international sleeve, our regional allocation lost value, essentially due to underweighting a relatively strong Europe and our allocation to emerging markets. Within the regions, adverse selection in Europe, and to a lesser extent in Japan, proved negative. With the sector allocation result (excluding cash) marginally negative, the bulk of the performance shortfall was driven by negative results in the financial and industrial sectors. At the stock level, ASML Holdings NV (Netherlands, semiconductor equipment), Nomura Holdings, Inc. (a Japanese investment bank) and Adecco SA (a Swiss temp agency), which was previously held, were disappointing holdings. Imperial Tobacco Group PLC, Canadian gas and oil producer EnCana Corp. and previously held British Sky Broadcasting Group were major positive contributors.

Current Strategy and Outlook: We believe U.S. consumption growth, stimulated in recent years by a convergence of low interest rates and tax cuts, should be less robust going forward. This, combined with a global tax in the form of sustained high energy prices, makes the global demand outlook likely to be weaker than in 2003 and 2004. We believe earnings and cash flow growth in this environment may be relatively modest, with the potential for earnings disappointments rising as 2005 progresses. Adding to the uncertainties is the unresolved war in Iraq. We believe stocks exhibiting relatively strong and sustainable growth should benefit the most under this scenario.

Domestically, the Fund will continue to seek attractively priced stocks capable of above average growth. Internationally, we are underweight the consumer discretionary, industrial and information technology sectors, which collectively finance the overweights of the energy, healthcare and financial sectors. Despite the mentioned risks, we continue to see selective opportunities in the emerging markets, albeit fewer than was the case in 2003 and early 2004.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Pharmaceuticals	11.4%

Banks	9.8%

Diversified Financial Services	6.8%

Oil and Gas	6.2%

Telecommunications	4.9%

Retail	4.3%

Healthcare - Products	3.9%

Oil and Gas Services	3.8%

Agriculture	3.5%

Auto Manufactures	3.0%

Portfolio holdings are subject to change daily.

ING WORLDWIDE GROWTH FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Year	10 Year	Since Inception of Class B May 31, 1995
Including Sales Charge:

Class A(1)	1.91%	(7.28)%	6.64%	-

Class B(2)	2.41%	(7.14)%	-	7.14%

Class C(3)	6.43%	(6.79)%	6.58%	-

Excluding Sales Charge:

Class A	8.13%	(6.18)%	7.27%	-

Class B	7.41%	(6.82)%	-	7.14%

Class C	7.43%	(6.79)%	6.58%	-

MSCI World Index(4)	13.76%	(1.73)%	7.19%	7.02	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reßects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(5) Since inception performance for index is shown from June 1, 1995.

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Emerging Countries Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$1,061.90	2.09%	$10.86

Class B	1,000.00	1,058.50	2.74	14.22

Class C	1,000.00	1,058.60	2.74	14.22

Class M	1,000.00	1,059.80	2.49	12.93

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,014.67	2.09%	$10.61

Class B	1,000.00	1,011.39	2.74	13.89

Class C	1,000.00	1,011.39	2.74	13.89

Class M	1,000.00	1,012.65	2.49	12.63

  *  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

ING Foreign Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$1,069.10	1.70%	$8.87

Class B	1,000.00	1,055.10	2.45	12.69

Class C	1,000.00	1,055.00	2.45	12.69

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,016.64	1.70%	$8.64

Class B	1,000.00	1,012.85	2.45	12.43

Class C	1,000.00	1,012.85	2.45	12.43

ING International Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$1,053.90	1.55%	$8.02

Class B	1,000.00	1,051.30	2.30	11.89

Class C	1,000.00	1,050.20	2.30	11.89

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,017.39	1.55%	$7.88

Class B	1,000.00	1,013.61	2.30	11.67

Class C	1,000.00	1,013.61	2.30	11.67

ING International SmallCap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$1,045.40	1.58%	$8.15

Class B	1,000.00	1,042.00	2.23	11.48

Class C	1,000.00	1,042.00	2.23	11.48

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,017.24	1.58%	$8.03

Class B	1,000.00	1,013.96	2.23	11.32

Class C	1,000.00	1,013.96	2.23	11.32

  *  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

ING International Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$1,073.70	1.57%	$8.21

Class B	1,000.00	1,070.40	2.27	11.85

Class C	1,000.00	1,070.60	2.27	11.85

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,017.29	1.57%	$7.98

Class B	1,000.00	1,013.76	2.27	11.52

Class C	1,000.00	1,013.76	2.27	11.52

ING Precious Metals Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return	$1,000.00	$1,185.60	1.36%	$7.49

Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.36%	$6.92

ING Russia Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return	$1,000.00	$1,061.10	1.97%	$10.23

Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	1.97%	$10.01

  *  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

ING Global Equity Dividend Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$1,116.70	1.40%	$7.47

Class B	1,000.00	1,113.00	2.15	11.45

Class C	1,000.00	1,114.60	2.15	11.46

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,018.15	1.40%	$7.12

Class B	1,000.00	1,014.37	2.15	10.92

Class C	1,000.00	1,014.37	2.15	10.92

ING Global Real Estate Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$1,172.10	1.75%	$9.58

Class B	1,000.00	1,168.40	2.50	13.66

Class C	1,000.00	1,167.90	2.50	13.66

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,016.38	1.75%	$8.89

Class B	1,000.00	1,012.60	2.50	12.68

Class C	1,000.00	1,012.60	2.50	12.68

ING Worldwide Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class A	$1,000.00	$1,019.20	1.85%	$9.42

Class B	1,000.00	1,015.20	2.50	12.70

Class C	1,000.00	1,015.70	2.50	12.70

Hypothetical (5% return before expenses)

Class A	$1,000.00	$1,015.88	1.85%	$9.40

Class B	1,000.00	1,012.60	2.50	12.68

Class C	1,000.00	1,012.60	2.50	12.68

  *  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities of ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, ING International SmallCap Growth Fund, ING Precious Metals Fund, ING Russia Fund, ING Global Equity Dividend Fund, ING Global Real Estate Fund, and ING Worldwide Growth Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust (collectively the "Funds"), including the portfolios of investments, as of October 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, ING International SmallCap Growth Fund, ING Precious Metals Fund, ING Russia Fund, ING Global Equity Dividend Fund, ING Global Real Estate Fund, ING Worldwide Growth Fund, and ING International Value Fund as of October 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 17, 2004

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

	ING Emerging Countries Fund	ING Foreign Fund	ING International Fund	ING International SmallCap Growth Fund	ING International Value Fund
ASSETS:

Investments in securities at value+*	$95,038,834	$113,040,417	$97,827,453	$314,101,408	$3,776,477,332

Short-term investments at amortized cost	8,082,626	1,580,318	1,736,349	25,838,199	172,486,707

Repurchase agreement	-	-	7,804,000	-	-

Cash	1,117,128	1,008,721	275	10,357,721	46,493,071

Foreign currencies at value**	3,553,771	3,532,710	14,317	327	-

Receivables:

Investment securities sold	586,183	1,710,066	3,882,378	4,242,761	30,829,893

Fund shares sold	2,659	2,984,767	188,276	92,307	537,086

Dividends and interest	369,713	204,620	204,890	507,727	14,872,557

Prepaid expenses	29,478	20,119	18,080	27,340	88,046

Total assets	108,780,392	124,081,738	111,676,018	355,167,790	4,041,784,692

LIABILITIES:

Payable for investment securities purchased	497,700	2,633,178	5,278,171	6,438,445	404,005

Payable for fund shares redeemed	94,554	305,213	1,033,563	285,187	1,755,736

Payable upon receipt of securities loaned	8,082,626	1,580,318	1,736,349	25,838,199	172,486,707

Payable to affiliates	262,890	180,662	133,098	375,691	4,942,683

Payable to Trustees	95,658	1,937	49,058	6,430	98,993

Other accrued expenses and liabilities	151,890	144,167	110,285	288,275	2,233,104

Total liabilities	9,185,318	4,845,475	8,340,524	33,232,227	181,921,228

NET ASSETS	$99,595,074	$119,236,263	$103,335,494	$321,935,563	$3,859,863,464

NET ASSETS WERE COMPRISED OF:

Paid-in capital	$176,570,934	$111,549,744	$116,543,280	$427,500,053	$3,295,380,807

Undistributed net investment income	53,249	4,284	1,011,247	36,528	46,064,519

Accumulated net realized gain (loss) on investments and foreign currency related transactions	(107,204,529)	(2,047,467)	(25,880,166)	(162,456,233)	157,379,990

Net unrealized appreciation on investments and foreign currency related transactions	30,175,420	9,729,702	11,661,133	56,855,215	361,038,148

NET ASSETS	$99,595,074	$119,236,263	$103,335,494	$321,935,563	$3,859,863,464

+ Including securities loaned at value	$7,876,056	$1,541,072	$1,607,297	$24,597,229	$165,343,273

* Cost of investments in securities	$65,003,450	$103,314,153	$86,174,134	$257,244,824	$3,415,854,603

** Cost of foreign currencies	$3,409,367	$3,536,971	$20,757	$324	$-

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004 (CONTINUED)

	ING Emerging Countries Fund	ING Foreign Fund	ING International Fund	ING International SmallCap Growth Fund	ING International Value Fund
Class A:

Net Assets	$67,281,538	$62,948,685	$47,550,588	$154,658,267	$1,869,867,717

Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited

Par value	$0.00	$0.00	$0.00	$0.00	$0.01

Shares outstanding	3,468,538	5,086,507	4,862,691	5,284,465	110,611,765

Net asset value and redemption price per share	$19.40	$12.38	$9.78	$29.27	$16.90

Maximum offering price per share (5.75%)(1)	$20.58	$13.14	$10.38	$31.06	$17.93

Class B:

Net Assets	$12,580,651	$11,262,960	$15,069,128	$58,317,904	$454,951,935

Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited

Par value	$0.00	$0.00	$0.00	$0.00	$0.01

Shares outstanding	656,294	918,452	1,598,405	1,924,854	27,441,579

Net asset value and redemption price per share(2)	$19.17	$12.26	$9.43	$30.30	$16.58

Maximum offering price per share	$19.17	$12.26	$9.43	$30.30	$16.58

Class C:

Net Assets	$9,679,773	$41,424,331	$16,229,883	$47,793,335	$675,039,457

Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited

Par value	$0.00	$0.00	$0.00	$0.00	$0.01

Shares outstanding	530,633	3,372,490	1,722,079	1,720,777	40,809,999

Net asset value and redemption price per share(2)	$18.24	$12.28	$9.42	$27.77	$16.54

Maximum offering price per share	$18.24	$12.28	$9.42	$27.77	$16.54

Class I:

Net Assets	n/a	$2,546,668	$17,211,464	n/a	$831,142,197

Shares authorized	n/a	unlimited	unlimited	n/a	unlimited

Par value	n/a	$0.00	$0.00	n/a	$0.01

Shares outstanding	n/a	204,479	1,763,883	n/a	49,010,147

Net asset value and redemption price per share	n/a	$12.45	$9.76	n/a	$16.96

Maximum offering price per share	n/a	$12.45	$9.76	n/a	$16.96

Class M:

Net Assets	$1,124,051	n/a	n/a	n/a	n/a

Shares authorized	unlimited	n/a	n/a	n/a	n/a

Par value	$0.00	n/a	n/a	n/a	n/a

Shares outstanding	58,686	n/a	n/a	n/a	n/a

Net asset value and redemption price per share	$19.15	n/a	n/a	n/a	n/a

Maximum offering price per share (3.50%)(3)	$19.84	n/a	n/a	n/a	n/a

Class Q:

Net Assets	$8,929,061	$1,053,619	$7,274,431	$61,166,057	$28,862,158

Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited

Par value	$0.00	$0.00	$0.00	$0.00	$0.01

Shares outstanding	445,870	84,977	748,464	1,951,579	1,703,587

Net asset value and redemption price per share	$20.03	$12.40	$9.72	$31.34	$16.94

Maximum offering price per share	$20.03	$12.40	$9.72	$31.34	$16.94

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)  Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

	ING Precious Metals Fund	ING Russia Fund	ING Global Equity Dividend Fund	ING Global Real Estate Fund	ING Worldwide Growth Fund
ASSETS:

Investments in securities at value+*	$81,588,711	$201,193,420	$17,855,210	$104,463,389	$113,086,786

Short-term investments at amortized cost	-	-	-	-	387,078

Repurchase agreement	10,651,000	-	-	-	5,360,000

Cash	599	12,719,985	794,625	3,691,156	786

Foreign currencies at value**	-	-	4,060	33,441	286,849

Receivables:

Investment securities sold	-	-	-	3,135,555	1,274,434

Fund shares sold	29,311	587,028	308,206	108,870	1,259

Dividends and interest	32,906	1,422,852	47,506	219,429	226,834

Prepaid expenses	6,419	20,441	20,842	29,686	18,367

Reimbursement due from manager	-	-	2,065	-	-

Total assets	92,308,946	215,943,726	19,032,514	111,681,526	120,642,393

LIABILITIES:

Payable for investment securities purchased	224,431	2,909,475	631,380	3,264,995	4,923,888

Payable for fund shares redeemed	72,172	249,666	52,165	5,555	195,521

Payable upon receipt of securities loaned	-	-	-	-	387,078

Payable to affiliates	95,323	284,771	20,208	223,719	231,755

Payable to Trustees	93,053	50,115	729	2,379	47,244

Other accrued expenses and liabilities	67,801	269,228	53,878	70,483	157,030

Total liabilities	552,780	3,763,255	758,360	3,567,131	5,942,516

NET ASSETS	$91,756,166	$212,180,471	$18,274,154	$108,114,395	$114,699,877

NET ASSETS WERE COMPRISED OF:

Paid-in capital	$114,136,361	$179,753,651	$16,373,767	$86,852,254	$314,789,830

Undistributed net investment income (accumulated net investment loss)	2,989,240	110,090	317,908	(778,529)	947

Accumulated net realized gain (loss) on investments and foreign currency related transactions	(45,197,242)	(3,667,039)	337,871	6,555,231	(214,843,068)

Net unrealized appreciation on investments and foreign currency related transactions	19,827,807	35,983,769	1,244,608	15,485,439	14,752,168

NET ASSETS	$91,756,166	$212,180,471	$18,274,154	$108,114,395	$114,699,877

+ Including securities loaned at value	$-	$-	$-	$-	$358,099

* Cost of investments in securities	$61,759,924	$165,209,651	$16,609,080	$88,973,673	$98,362,066

** Cost of foreign currencies	$-	$-	$5,152	$33,147	$288,753

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004 (CONTINUED)

	ING Precious Metals Fund	ING Russia Fund	ING Global Equity Dividend Fund	ING Global Real Estate Fund	ING Worldwide Growth Fund
Class A:

Net Assets	$91,756,166	$212,180,471	$11,316,440	$95,561,409	$46,133,333

Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited

Par value	$0.00	$0.00	$0.00	$0.00	$0.00

Shares outstanding	12,939,662	8,482,387	911,584	6,206,252	2,891,314

Net asset value and redemption price per share	$7.09	$25.01	$12.41	$15.40	$15.96

Maximum offering price per share (5.75%)(1)	$7.52	$26.54	$13.17	$16.34	$16.93

Class B:

Net Assets	n/a	n/a	$3,302,900	$4,735,948	$28,559,284

Shares authorized	n/a	n/a	unlimited	unlimited	unlimited

Par value	n/a	n/a	$0.00	$0.00	$0.00

Shares outstanding	n/a	n/a	266,915	346,565	1,642,101

Net asset value and redemption price per share(2)	n/a	n/a	$12.37	$13.67	$17.39

Maximum offering price per share	n/a	n/a	$12.37	$13.67	$17.39

Class C:

Net Assets	n/a	n/a	$3,654,814	$7,817,038	$35,783,803

Shares authorized	n/a	n/a	unlimited	unlimited	unlimited

Par value	n/a	n/a	$0.00	$0.00	$0.00

Shares outstanding	n/a	n/a	295,523	550,704	2,312,309

Net asset value and redemption price per share(2)	n/a	n/a	$12.37	$14.19	$15.48

Maximum offering price per share	n/a	n/a	$12.37	$14.19	$15.48

Class I:

Net Assets	n/a	n/a	n/a	n/a	n/a

Shares authorized	n/a	n/a	unlimited	unlimited	n/a

Par value	n/a	n/a	$0.00	$0.00	n/a

Net asset value and redemption price per share	n/a	n/a	n/a	n/a	n/a

Maximum offering price per share	n/a	n/a	n/a	n/a	n/a

Class Q:

Net Assets	n/a	n/a	n/a	n/a	$4,223,457

Shares authorized	n/a	n/a	unlimited	n/a	unlimited

Par value	n/a	n/a	$0.00	n/a	$0.00

Shares outstanding	n/a	n/a	n/a	n/a	226,964

Net asset value and redemption price per share	n/a	n/a	n/a	n/a	$18.61

Maximum offering price per share	n/a	n/a	n/a	n/a	$18.61

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

	ING Emerging Countries	ING Foreign	ING International	ING International SmallCap Growth	ING International Value
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes withheld*	$2,509,573	$1,409,891	$2,336,156	$5,766,353	$79,993,429

Interest	297,294	89,888	247,468	313,708	6,740,319

Securities lending income	24,845	3,345	2,604	128,309	131,715

Other	-	-	765	-	1,002

Total investment income	2,831,712	1,503,124	2,586,993	6,208,370	86,866,465

EXPENSES:

Investment management fees	1,366,303	732,596	1,067,816	3,428,221	36,256,019

Distribution and service fees:

Class A	244,916	94,796	138,820	556,899	5,695,115

Class B	153,064	78,907	143,693	624,480	4,514,237

Class C	100,509	253,167	160,215	502,340	6,705,795

Class M	9,349	-	-	-	-

Class Q	31,809	2,290	18,246	177,563	72,452

Transfer agent fees:

Class A	117,679	59,984	83,226	267,501	2,173,497

Class B	22,139	11,483	21,548	105,235	491,423

Class C	16,795	39,305	24,243	84,563	728,841

Class I	-	611	426	-	60,086

Class M	2,045	-	-	-	-

Class Q	2,138	9	222	5,057	3,210

Administrative service fees	109,303	73,258	106,780	342,817	4,816,513

Shareholder reporting expense	7,844	22,711	13,607	33,359	595,278

Registration fees	85,090	48,714	52,659	83,105	88,896

Professional fees	18,835	11,682	10,708	24,672	228,479

Custody and accounting expense	119,938	137,178	67,068	194,925	1,103,793

Trustee fees	7,090	2,604	3,204	7,715	164,934

Offering expense	-	100,274	-	-	-

Miscellaneous expense	31,565	4,241	3,978	21,406	177,058

Total expenses	2,446,411	1,673,810	1,916,459	6,459,858	63,875,626

Less:

Net waived and reimbursed (recouped) fees	(108,786)	193,424	(43,934)	(106,689)	-

Brokerage commission recapture	-	-	566	-	-

Net expenses	2,555,197	1,480,386	1,959,827	6,566,547	63,875,626

Net investment income (loss)	276,515	22,738	627,166	(358,177)	22,990,839

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:

Net realized gain (loss) on:

Investments	17,896,631	(1,951,065)	12,557,272	77,129,786	283,428,354

Foreign currency related transactions	(219,668)	(143,161)	(194,108)	(1,795,521)	(842,032)

Payment by affiliate and net gain (loss) realized on the disposal of investments in violation of restrictions	49,054	-	-	161,406	-

Net realized gain (loss) on investments, foreign currencies and payment by affiliate	17,726,017	(2,094,226)	12,363,164	75,495,671	282,586,322

Net change in unrealized appreciation or depreciation on:

Investments	(5,783,768)	9,267,916	1,130,889	(27,091,563)	450,642,521

Foreign currency related transactions	158,791	(12,298)	(8,471)	(44,784)	(519,933)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(5,624,977)	9,255,618	1,122,418	(27,136,347)	450,122,588

Net realized and unrealized gain on investments, foreign curreny related transactions and payment by affiliate	12,101,040	7,161,392	13,485,582	48,359,324	732,708,910

Increase in net assets resulting from operations	$12,377,555	$7,184,130	$14,112,748	$48,001,147	$755,699,749

*Foreign taxes	$273,649	$182,428	$329,776	$545,028	$10,266,971

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

	ING Precious Metals Fund	ING Russia Fund	ING Global Equity Dividend Fund	ING Global Real Estate Fund	ING Worldwide Growth Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes withheld*	$501,295	$4,555,341	$512,980	$2,994,226	$2,008,186

Interest	204,010	5,579	48,370	172,323	148,657

Securities lending income	322	206	-	21	1,820

Total investment income	705,627	4,561,126	561,350	3,166,570	2,158,663

EXPENSES:

Investment management fees	825,336	2,638,476	66,553	738,948	1,318,176

Distribution and service fees:

Class A	233,445	527,695	16,406	165,204	184,088

Class B	-	-	15,506	33,502	330,383

Class C	-	-	13,945	44,631	408,655

Class Q	-	-	-	-	13,292

Transfer agent fees:

Class A	113,382	198,664	4,158	32,717	108,171

Class B	-	-	3,771	1,793	68,648

Class C	-	-	4,294	2,977	85,252

Class Q	-	-	-	-	1,907

Administrative service fees	93,377	211,075	9,507	73,894	131,816

Shareholder reporting expense	7,492	47,636	11,882	21,102	11,185

Registration fees	21,329	33,482	32,660	42,159	57,546

Professional fees	11,339	24,735	13,656	11,697	19,600

Custody and accounting expense	30,623	530,598	21,657	25,098	56,235

Trustee fees	6,143	11,274	831	2,761	588

Organization and offering expense	-	-	132,329	232	-

Miscellaneous expense	6,255	16,250	1,787	3,293	7,267

Total expenses	1,348,721	4,239,885	348,942	1,200,008	2,802,809

Less:

Net waived and reimbursed (recouped) fees	-	-	194,222	(145,675)	(105,001)

Brokerage commission recapture	-	-	-	-	579

Net expenses	1,348,721	4,239,885	154,720	1,345,683	2,907,231

Net investment income (loss)	(643,094)	321,241	406,630	1,820,887	(748,568)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES AND OPTIONS:

Net realized gain (loss) on:

Investments	16,033,854	47,461,051	362,673	6,640,296	21,401,961

Foreign currency related transactions	(209,856)	(3,658)	(27,324)	(134,199)	(64,249)

Options	-	-	-	-	(10,001)

Net realized gain on investments, foreign currencies and options	15,823,998	47,457,393	335,349	6,506,097	21,327,711

Net change in unrealized appreciation or depreciation on:

Investments	(13,504,593)	(9,081,553)	1,067,345	9,637,813	(10,006,788)

Foreign currency related transactions	(4,756)	-	(1,277)	(7,496)	(18,577)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and options	(13,509,349)	(9,081,553)	1,066,068	9,630,317	(10,025,365)

Net realized and unrealized gain on investments, foreign currency related transactions and options	2,314,649	38,375,840	1,401,417	16,136,414	11,302,346

Increase in net assets resulting from operations	$1,671,555	$38,697,081	$1,808,047	$17,957,301	$10,553,778

*Foreign taxes	$42,286	$806,092	$41,708	$136,470	$206,578

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Emerging Countries Fund		ING Foreign Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	July 1, 2003(1) to October 31, 2003
FROM OPERATIONS:

Net investment income (loss)	$276,515	$163,617	$22,738	$(28,210)

Net realized gain (loss) on investments, foreign currency related transactions and reimbursement from affiliate	17,726,017	7,300,407	(2,094,226)	42,396

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(5,624,977)	30,374,658	9,255,618	474,084

Net increase in net assets resulting from operations	12,377,555	37,838,682	7,184,130	488,270

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(341,859)	-	(31,426)	-

Class B	-	-	(6,143)	-

Class C	-	-	(20,429)	-

Class I	-	-	(964)	-

Class M	(2,321)	-	-	-

Class Q	(96,899)	-	(1,175)	-

Return of capital:

Class A	-	-	(86,197)	-

Class B	-	-	(19,071)	-

Class C	-	-	(68,664)	-

Class I	-	-	(2,392)	-

Class Q	-	-	(3,826)	-

Net realized gains:

Class A	-	-	(33,310)	-

Class B	-	-	(7,332)	-

Class C	-	-	(26,225)	-

Class I	-	-	(920)	-

Class Q	-	-	(1,471)	-

Total distributions	(441,079)	-	(309,545)	-

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	63,742,660	388,617,983	117,807,728	15,069,369

Dividends reinvested	387,844	-	195,834	-

	64,130,504	388,617,983	118,003,562	15,069,369

Cost of shares redeemed	(94,288,735)	(417,627,995)	(19,794,538)	(1,404,985)

Net increase (decrease) in net assets resulting from capital share transactions	(30,158,231)	(29,010,012)	98,209,024	13,664,384

Net increase (decrease) in net assets	(18,221,755)	8,828,670	105,083,609	14,152,654

NET ASSETS:

Beginning of period	117,816,829	108,988,159	14,152,654	-

End of period	$99,595,074	$117,816,829	$119,236,263	$14,152,654

Undistributed net investment income at end of period	$53,249	$436,002	$4,284	$45,112

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Fund		ING International SmallCap Growth Fund
	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2004	2003	2004	2003
FROM OPERATIONS:

Net investment income (loss)	$627,166	$438,743	$(358,177)	$(429,026)

Net realized gain (loss) on investments, foreign currency related transactions and reimbursement from affiliate	12,363,164	(2,025,797)	75,495,671	689,769

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,122,418	17,051,753	(27,136,347)	102,597,770

Net increase in net assets resulting from operations	14,112,748	15,464,699	48,001,147	102,858,513

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(65,485)	(168,249)	(28,389)	-

Class C	-	(1,612)	-	-

Class I	(43,979)	(50,182)	-	-

Class Q	(38,000)	(45,138)	(35,174)	-

Total distributions	(147,464)	(265,181)	(63,563)	-

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	59,336,093	167,030,077	102,648,725	793,290,634

Dividends reinvested	123,195	197,605	53,883	-

Redemption fee proceeds	9,571	306,800	-	-

	59,468,859	167,534,482	102,702,608	793,290,634

Cost of shares redeemed	(67,247,422)	(164,862,362)	(170,219,420)	(847,606,966)

Net increase (decrease) in net assets resulting from capital share transactions	(7,778,563)	2,672,120	(67,516,812)	(54,316,332)

Net increase (decrease) in net assets	6,186,721	17,871,638	(19,579,228)	48,542,181

NET ASSETS:

Beginning of year	97,148,773	79,277,135	341,514,791	292,972,610

End of year	$103,335,494	$97,148,773	$321,935,563	$341,514,791

Undistributed net investment income at end of year	$1,011,247	$142,522	$36,528	$58,428

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Fund		ING Precious Metals Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
FROM OPERATIONS:

Net investment income (loss)	$22,990,839	$13,420,978	$(643,094)	$(299,789)

Net realized gain (loss) on investments and foreign currency related transactions	282,586,322	(98,691,670)	15,823,998	25,078,916

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	450,122,588	925,896,407	(13,509,349)	14,618,885

Net increase in net assets resulting from operations	755,699,749	840,625,715	1,671,555	39,398,012

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(10,230,529)	(6,749,895)	-	-

Class I	(4,813,131)	(3,415,778)	-	-

Class Q	(221,805)	(275,730)	-	-

Net realized gains:

Class A	-	(26,207,763)	-	-

Class B	-	(7,376,884)	-	-

Class C	-	(11,254,215)	-	-

Class I	-	(7,198,805)	-	-

Class Q	-	(571,558)	-	-

Total distributions	(15,265,465)	(63,050,628)	-	-

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	760,539,725	381,124,093	15,000,362	23,459,610

Dividends reinvested	11,832,249	47,901,712	-	-

	772,371,974	429,025,805	15,000,362	23,459,610

Cost of shares redeemed	(855,607,324)	(712,137,091)	(26,611,993)	(33,507,092)

Net decrease in net assets resulting from capital share transactions	(83,235,350)	(283,111,286)	(11,611,631)	(10,047,482)

Net increase (decrease) in net assets	657,198,934	494,463,801	(9,940,076)	29,350,530

NET ASSETS:

Beginning of year	3,202,664,530	2,708,200,729	101,696,242	72,345,712

End of year	$3,859,863,464	$3,202,664,530	$91,756,166	$101,696,242

Undistributed net investment income at end of year	$46,064,519	$15,253,443	$2,989,240	$-

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Russia Fund		ING Global Equity Dividend Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	September 17, 2003(1) to October 31, 2003
FROM OPERATIONS:

Net investment income (loss)	$321,241	$(18,179)	$406,630	$9,430

Net realized gain on investments and foreign currency related transactions	47,457,393	11,556,777	335,349	9,296

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions	(9,081,553)	38,398,668	1,066,068	178,540

Net increase in net assets resulting from operations	38,697,081	49,937,266	1,808,047	197,266

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(207,493)	(830,443)	(196,130)	-

Class B	-	-	(23,192)	-

Class C	-	-	(20,430)	-

Total distributions	(207,493)	(830,443)	(239,752)	-

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	135,313,377	84,437,970	13,334,002	4,106,992

Dividends reinvested	153,665	659,656	61,619	-

Redemption fee proceeds	1,459,066	326,534	-	-

	136,926,108	85,424,160	13,395,621	4,106,992

Cost of shares redeemed	(124,835,873)	(58,588,061)	(994,020)	-

Net increase in net assets resulting from capital share transactions	12,090,235	26,836,099	12,401,601	4,106,992

Net increase in net assets	50,579,823	75,942,922	13,969,896	4,304,258

NET ASSETS:

Beginning of period	161,600,648	85,657,726	4,304,258	-

End of period	$212,180,471	$161,600,648	$18,274,154	$4,304,258

Undistributed net investment income at end of period	$110,090	$-	$317,908	$37,540

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Real Estate Fund		ING Worldwide Growth Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
FROM OPERATIONS:

Net investment income (loss)	$1,820,887	$1,674,859	$(748,568)	$(1,046,259)

Net realized gain (loss) on investments, foreign currency related transactions and options	6,506,097	2,255,297	21,327,711	(640,594)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	9,630,317	5,899,370	(10,025,365)	27,582,974

Net increase in net assets resulting from operations	17,957,301	9,829,526	10,553,778	25,896,121

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(2,020,848)	(1,402,600)	-	-

Class B	(92,026)	(40,533)	-	-

Class C	(115,157)	(74,301)	-	-

Net realized gains:

Class A	(2,440,018)	(382,139)	-	-

Class B	(103,979)	(11,315)	-	-

Class C	(110,735)	(30,471)	-	-

Total distributions	(4,882,763)	(1,941,359)	-	-

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	56,992,662	11,101,275	13,920,775	297,182,498

Dividends reinvested	3,845,479	1,432,608	-	-

	60,838,141	12,533,883	13,920,775	297,182,498

Cost of shares redeemed	(10,585,102)	(4,071,657)	(54,040,277)	(346,955,366)

Net increase (decrease) in net assets resulting from capital share transactions	50,253,039	8,462,226	(40,119,502)	(49,772,868)

Net increase (decrease) in net assets	63,327,577	16,350,393	(29,565,724)	(23,876,747)

NET ASSETS:

Beginning of year	44,786,818	28,436,425	144,265,601	168,142,348

End of year	$108,114,395	$44,786,818	$114,699,877	$144,265,601

Undistributed net investment income (accumulated net investment loss) at end of year	$(778,529)	$711,366	$947	$-

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,					Four Months Ended October 31,	Year Ended June 30,
	2004		2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$17.32		12.44	11.87	16.33	20.17	16.74

Income (loss) from investment operations:

Net investment income (loss)	$0.09		0.03	(0.10)	(0.02)	(0.24)	(0.20)

Net realized and unrealized gain (loss) on investments (net of Indian tax)	$2.08		4.85	0.67	(4.44)	(3.60)	3.63

Total from investment operations	$2.17		4.88	0.57	(4.46)	(3.84)	3.43

Less distributions from:

Net investment income (loss)	$0.09		-	(0.00)*	-	-	-

Total distributions	$0.09		-	-	-	-	-

Payment by affiliate	$0.00	*	-	-	-	-	-

Net asset value, end of period	$19.40		17.32	12.44	11.87	16.33	20.17

Total Return(3)%	12.58	†	39.23	4.80	(27.31)	(19.04)	20.49

Ratios and Supplemental Data:

Net assets, end of period (000's)	$67,282		71,953	62,063	67,247	59,541	75,311

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment(4)(5)%	2.20		2.27	2.32	2.32	2.23	2.19

Gross expenses prior to expense

reimbursement/recoupment(4)%	2.10		2.37	2.26	2.33	2.38	2.34

Net investment income (loss) after expense

reimbursement/recoupment(4)(5)%	0.41		0.22	(0.56)	(0.16)	(1.31)	(1.15)

Portfolio turnover rate %	88		135	124	74	94	211

	Class B
	Year Ended October 31,					Four Months Ended October 31,	Year Ended June 30,
	2004		2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$17.15		12.39	11.85	16.41	20.30	16.98

Income (loss) from investment operations:

Net investment loss	$(0.04)		(0.06)	(0.16)	(0.11)	(0.23)	(0.35)

Net realized and unrealized gain (loss) on investments (net of Indian tax)	$2.06		4.82	0.70	(4.45)	(3.66)	3.67

Total from investment operations	$2.02		4.76	0.54	(4.56)	(3.89)	3.32

Payment by affiliate	$0.00	*	-	-	-	-	-

Net asset value, end of period	$19.17		17.15	12.39	11.85	16.41	20.30

Total Return(3)%	11.78	†	38.42	4.56	(27.79)	(19.16)	19.55

Ratios and Supplemental Data:

Net assets, end of period (000's)	$12,581		16,425	15,150	14,637	22,707	30,322

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment(4)(5)%	2.85		2.92	2.97	2.99	2.98	2.84

Gross expenses prior to expense

reimbursement/recoupment(4)%	2.75		3.02	2.91	3.00	3.12	2.99

Net investment loss after expense

reimbursement/recoupment(4)(5)%	(0.30)		(0.40)	(1.23)	(0.72)	(1.01)	(1.80)

Portfolio turnover rate %	88		135	124	74	94	211

(1)  Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.

(2)  The Fund changed its fiscal year-end from June 30 to October 31.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less that one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Amount represents less than $0.01 per share.

†  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund's investment restrictions. Excluding this item, total return would have been 12.52% and 11.72% for Class A and Class B, respectively. There was no impact on total return due to the payment by affiliate.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
						Four Months Ended	Year Ended
	Year Ended October 31,					October 31,	June 30,
	2004		2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$16.32		11.79	11.41	15.81	19.56	16.35

Income (loss) from investment operations:

Net investment loss	$(0.03)		(0.06)	(0.25)	(0.12)	(0.22)	(0.32)

Net realized and unrealized gain (loss) on investments (net of Indian tax)	$1.95		4.59	0.63	(4.28)	(3.53)	3.53

Total from investment operations	$1.92		4.53	0.38	(4.40)	(3.75)	3.21

Payment by affiliate	$0.00	*	-	-	-	-	-

Net asset value, end of period	$18.24		16.32	11.79	11.41	15.81	19.56

Total Return(3)%	11.76	†	38.42	3.33	(27.83)	(19.17)	19.63

Ratios and Supplemental Data:

Net assets, end of period (000's)	$9,680		10,033	9,519	12,746	22,456	29,610

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment(4)(5)%	2.85		2.92	2.97	2.99	2.98	2.84

Gross expenses prior to expense

reimbursement/recoupment(4)%	2.75		3.02	2.91	3.00	3.09	2.99

Net investment loss after expense

reimbursement/recoupment(4)(5)%	(0.20)		(0.40)	(1.20)	(0.73)	(0.95)	(1.80)

Portfolio turnover rate %	88		135	124	74	94	211

	Class M
				August 5, 2002(6) to
	Year Ended October 31,			October 31,
	2004		2003	2002
Per Share Operating Performance:

Net asset value, beginning of period	$17.12		12.35	12.39

Income (loss) from investment operations:

Net investment loss	$(0.00	)* **	(0.02)	(0.03)

Net realized and unrealized gain (loss) on investments (net of Indian tax)	$2.06		4.79	(0.01)

Total from investment operations	$2.06		4.77	(0.04)

Less distributions from:

Net investment income	$0.03		-	-

Total distributions	$0.03		-	-

Payment by affiliate	$0.00	*	-	-

Net asset value, end of period	$19.15		17.12	12.35

Total Return(3)%	12.07	†	38.62	(0.32)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$1,124		1,237	1,125

Ratios to average net assets:

Net expenses after expense reimbursement(4)(5)%	2.60		2.67	2.73

Gross expenses prior to expense reimbursement/recoupment(4)%	2.50		2.77	2.73

Net investment loss after expense

reimbursement/recoupment/recoupment(4)(5)%	(0.01)		(0.14)	(1.32)

Portfolio turnover rate %	88		135	124

(1)  Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.

(2)  The Fund changed its fiscal year-end from June 30 to October 31.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less that one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6)  Commencement of operations.

*  Amount represents less than $0.01 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

†  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund's investment restrictions. Excluding this item, total return would have been 11.70% and 12.01% for Class A and Class B, respectively. There was no impact on total return due to the payment by affiliate.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B			Class C
	Year Ended October 31, 2004	July 1, 2003(1) to October 31, 2003		Year Ended October 31, 2004		July 8, 2003(1) to October 31, 2003	Year Ended October 31, 2004		July 7, 2003(1) to October 31, 2003
Per Share Operating Performance:

Net asset value, beginning of period	$11.01	10.00		10.99		10.29	11.01		10.27

Income (loss) from investment operations:

Net investment income (loss)	$0.11	(0.00	)*	(0.05	)**	(0.01)	(0.04	)**	(0.01)

Net realized and unrealized gain on investments	$1.44	1.01		1.49		0.71	1.48		0.75

Total from investment operations	$1.55	1.01		1.44		0.70	1.44		0.74

Less distributions from:

Net investment income	$0.04	-		0.03		-	0.03		-

Return of capital	$0.10	-		0.10		-	0.10		-

Net realized gain on investments	$0.04	-		0.04		-	0.04		-

Total distributions	$0.18	-		0.17		-	0.17		-

Net asset value, end of period	$12.38	11.01		12.26		10.99	12.28		11.01

Total Return(2)%	14.25	10.10		13.32		6.80	13.28		7.21

Ratios and Supplemental Data:

Net assets, end of period (000's)	$62,949	6,598		11,263		1,344	41,424		5,601

Ratios to average net assets:

Net expenses after expense reimbursement(3)(4)%	1.70	1.95		2.45		2.70	2.45		2.70

Gross expenses prior to expense reimbursement(3)%	1.95	6.03		2.70		6.78	2.70		6.78

Net investment income (loss) after

expense reimbursement(3)(4)%	0.37	(0.32)		(0.46)		(1.03)	(0.41)		(1.03)

Portfolio turnover rate %	141	50		141		50	141		50

(1)  Commencment of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Amount represents less than $0.01 per share.

**  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						Ten Months Ended	Year Ended
	Year Ended October 31,					October 31,	December 31,
	2004		2003	2002	2001	2000(1)(2)	1999
Per Share Operating Performance:

Net asset value, beginning of period	$8.48		7.05	8.09	11.22	13.45	11.61

Income (loss) from investment operations:

Net investment income (loss)	$0.09		0.04	(0.02)	(0.05)	0.19	(0.01)

Net realized and unrealized gain (loss) on investments	$1.22		1.37	(1.04)	(2.14)	(1.48)	5.46

Total from investment operations	$1.31		1.41	(1.06)	(2.19)	(1.29)	5.45

Less distributions from:

Net investment income	$0.01		0.03	-	-	0.86	0.03

Net realized gain on investments	$-		-	-	0.94	0.08	3.58

Total distributions	$0.01		0.03	-	0.94	0.94	3.61

Redemption fees applied to capital	$0.00	*	0.05	0.02	-	-	-

Net asset value, end of period	$9.78		8.48	7.05	8.09	11.22	13.45

Total Return(3)%	15.49		20.72	(12.86)	(21.38)	(10.22)	47.85

Ratios and Supplemental Data:

Net assets, end of period (000's)	$47,551		43,821	43,314	37,489	30,653	25,304

Ratios to average net assets:

Net expenses after expense reimbursement

and brokerage commission recapture(4)(5)%	1.68		1.85	2.14	2.51	2.23	1.98

Gross expenses prior to expense

reimbursement/recoupment and brokerage commission recapture(4)%	1.64		1.87	2.18	2.51	2.23	1.98

Net investment income (loss) after expense

reimbursement/recoupment and brokerage

commission recapture(4)(5)%	0.78		0.64	(0.32)	(0.74)	(0.23)	(0.21)

Portfolio turnover rate %	90		100	126	169	113	144

	Class B
							August 22, 2000(6) to
	Year Ended October 31,						October 31,
	2004		2003		2002	2001	2000
Per Share Operating Performance:

Net asset value, beginning of period	$8.22		6.91		8.03	11.19	12.28

Income (loss) from investment operations:

Net investment loss	$(0.00	)*	(0.00	)*	(0.02)	(0.62)	(0.05)

Net realized and unrealized gain (loss) on investments	$1.21		1.31		(1.10)	(1.60)	(1.04)

Total from investment operations	$1.21		1.31		(1.12)	(2.22)	(1.09)

Less distributions from:

Net realized gain on investments	$-		-		-	0.94	-

Total distributions	$-		-		-	0.94	-

Net asset value, end of period	$9.43		8.22		6.91	8.03	11.19

Total Return(3)%	14.72		18.96		(13.95)	(21.74)	(8.88)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$15,069		12,466		10,246	1,961	80

Ratios to average net assets:

Net expenses after expense reimbursement and

brokerage commission recapture(4)(5)%	2.43		2.60		2.76	3.32	2.76

Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(4)%	2.39		2.62		2.83	3.32	2.76

Net investment loss after expense reimbursement/

recoupment and brokerage commission recapture(4)(5)%	(0.02)		(0.05)		(1.10)	(1.40)	(7.02)

Portfolio turnover rate %	90		100		126	169	113

(1)  The Fund changed its fiscal year-end from December 31 to October 31

(2)  Effective July 26, 2000, ING Investments, LLC, became the Investment Manager of the Fund.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6)  Commencement of operations.

*  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
							September 15, 2000(1) to
	Year Ended October 31,						October 31,
	2004		2003		2002	2001	2000
Per Share Operating Performance:

Net asset value, beginning of period	$8.22		6.91		8.02	11.21	11.67

Income (loss) from investment operations:

Net investment loss	$(0.00	)*	(0.00	)*	(0.02)	(0.62)	(0.04)

Net realized and unrealized gain (loss) on investments	$1.20		1.31		(1.09)	(1.63)	(0.42)

Total from investment operations	$1.20		1.31		(1.11)	(2.25)	(0.46)

Less distributions from:

Net investment income	$-		0.00	*	-	-	-

Net realized gain on investments	$-		-		-	0.94	-

Total distributions	$-		0.00	*	-	0.94	-

Net asset value, end of period	$9.42		8.22		6.91	8.02	11.21

Total Return(2)%	14.60		18.97		(13.84)	(21.98)	(3.94)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$16,230		14,526		12,384	1,514	85

Ratios to average net assets:

Net expenses after expense reimbursement and brokerage commission recapture(3)(4)	%2.43		2.60		2.76	3.31	2.96
Gross expenses prior to expense reimbursement/ recoupment and brokerage commission recapture(3)%	2.39		2.62		2.84	3.31	2.96

Net investment loss after expense reimbursement/ recoupment and brokerage commission recapture(3)(4)	%(0.04)		(0.05)		(1.18)	(1.46)	(3.97)
Portfolio turnover rate %	90		100		126	169	113

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
						Four Months Ended	Year Ended
	Year Ended October 31,					October 31,	June 30,
	2004		2003	2002	2001	2000(1)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$25.37		18.35	21.85	36.08	40.94	23.80

Income (loss) from investment operations:

Net investment income (loss)	$0.02		0.01	(0.07)	(0.11)	(0.10)	(0.18)

Net realized and unrealized gain (loss) on investments	$3.86		7.01	(3.43)	(11.39)	(4.76)	19.38

Total from investment operations	$3.88		7.02	(3.50)	(11.50)	(4.86)	19.20

Less distributions from:

Net investment income	$0.00	*	-	-	0.24	-	-

Net realized gain on investments	$-		-	-	2.49	-	2.06

Total distributions	$0.00	*	-	-	2.73	-	2.06

Payment by affiliate	$0.02		-	-	-	-	-

Net asset value, end of period	$29.27		25.37	18.35	21.85	36.08	40.94

Total Return(2)%	15.39	†	38.26	(16.02)	(34.30)	(11.90)	82.89

Ratios and Supplemental Data:

Net assets, end of period (000's)	$154,658		150,043	123,206	153,804	273,393	278,480

Ratios to average net assets:

Net expenses after expense reimbursement/ recoupment(3)(4)	%1.75		1.95	1.95	1.83	1.67	1.67

Gross expenses prior to expense

reimbursement/recoupment(3)%	1.72		1.94	1.99	1.83	1.67	1.67

Net investment income (loss) after expense reimbursement/recoupment(3)(4)	%0.07		0.00	(0.32)	(0.33)	(0.80)	(0.76)

Portfolio turnover rate %	106		114	149	143	56	164

	Class B
						Four Months Ended	Year Ended
	Year Ended October 31,					October 31,	June 30,
	2004		2003	2002	2001	2000(1)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$26.43		19.25	23.06	38.05	43.27	25.33

Income (loss) from investment operations:

Net investment loss	$(0.19)		(0.24)	(0.32)	(0.32)	(0.20)	(0.37)

Net realized and unrealized gain (loss) on investments	$4.04		7.42	(3.49)	(11.98)	(5.02)	20.50

Total from investment operations	$3.85		7.18	(3.81)	(12.30)	(5.22)	20.13

Less distributions from:

Net investment income	$-		-	-	0.07	-	-

Net realized gain on investments	$-		-	-	2.62	-	2.19

Total distributions	$-		-	-	2.69	-	2.19

Payment by affiliate	$0.02		-	-	-	-	-

Net asset value, end of period	$30.30		26.43	19.25	23.06	38.05	43.27

Total Return(2)%		14.64†	37.30	(16.52)	(34.59)	(12.05)	81.63

Ratios and Supplemental Data:

Net assets, end of period (000's)	$58,318		62,104	52,661	74,541	126,861	132,028

Ratios to average net assets:

Net expenses after expense reimbursement/ recoupment(3)(4)	%2.40		2.60	2.60	2.48	2.32	2.32

Gross expenses prior to expense

reimbursement/recoupment(3)%	2.37		2.59	2.63	2.48	2.32	2.32

Net investment loss after expense reimbursement/recoupment(3)(4)	%(0.60)		(0.68)	(0.98)	(0.98)	(1.46)	(1.41)

Portfolio turnover rate %	106		114	149	143	56	164

(1)  The Fund changed its fiscal year-end from June 30 to October 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less that one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Amount represents less than $0.01 per share.

†  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.07%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2004	2003	2002	2001	2000(1)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$24.23	17.65	21.14	34.93	39.71	23.34

Income (loss) from investment operations:

Net investment loss	$(0.17)	(0.29)	(0.32)	(0.38)	(0.18)	(0.31)

Net realized and unrealized gain (loss) on investments	$3.70	6.87	(3.17)	(10.91)	(4.60)	18.69

Total from investment operations	$3.53	6.58	(3.49)	(11.29)	(4.78)	18.38

Less distributions from:

Net investment income	$-	-	-	0.09	-	-

Net realized gain on investments	$-	-	-	2.41	-	2.01

Total distributions	$-	-	-	2.50	-	2.01

Payment by affiliate	$0.01	-	-	-	-	-

Net asset value, end of period	$27.77	24.23	17.65	21.14	34.93	39.71

Total Return(2)%	14.61 †	37.28	(16.51)	(34.62)	(12.04)	80.89

Ratios and Supplemental Data:

Net assets, end of period (000's)	$47,793	50,227	46,703	69,320	136,830	144,068

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment(3)(4)%	2.40	2.60	2.60	2.48	2.32	2.32

Gross expenses prior to expense

reimbursement/recoupment(3)%	2.37	2.59	2.63	2.48	2.32	2.32

Net investment loss after expense

reimbursement/recoupment(3)(4)%	(0.60)	(0.68)	(0.99)	(0.98)	(1.46)	(1.41)

Portfolio turnover rate %	106	114	149	143	56	164

(1)  The Fund changed its fiscal year-end from June 30 to October 31.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less that one year.

(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

†  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.04%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,
	2004		2003	2002	2001	2000
Per Share Operating Performance:

Net asset value, beginning of year		$13.71	10.40	12.33	16.68	14.75

Income (loss) from investment operations:

Net investment income		$0.13	0.08	0.06	0.11	0.15

Net realized and unrealized gain (loss) on investments		$3.15	3.48	(1.64)	(2.44)	2.58

Total from investment operations		$3.28	3.56	(1.58)	(2.33)	2.73

Less distributions from:

Net investment income		$0.09	0.05	0.09	0.14	0.11

Net realized gain on investments		$-	0.20	0.26	1.88	0.69

Total distributions		$0.09	0.25	0.35	2.02	0.80

Net asset value, end of year		$16.90	13.71	10.40	12.33	16.68

Total Return(1)%		24.03	35.11	(13.31)	(15.89)	18.56

Ratios and Supplemental Data:

Net assets, end of year (000's)		$1,869,868	1,641,943	1,356,334	1,195,760	920,591

Ratios to average net assets:

Expenses	%	1.61	1.74	1.76	1.67	1.64

Net investment income	%	0.79	0.66	0.58	0.88	1.14

Portfolio turnover rate	%	29	9	20	15	34

	Class B
	Year Ended October 31,
	2004		2003	2002	2001	2000
Per Share Operating Performance:

Net asset value, beginning of year		$13.45	10.23	12.13	16.43	14.57

Income (loss) from investment operations:

Net investment income (loss)		$0.02	(0.00)*	(0.02)	0.02	0.07

Net realized and unrealized gain (loss) on investments		$3.11	3.42	(1.62)	(2.41)	2.51

Total from investment operations		$3.13	3.42	(1.64)	(2.39)	2.58

Less distributions from:

Net investment income		$-	-	0.00 *	0.03	0.03

Net realized gain on investments		$-	0.20	0.26	1.88	0.69

Total distributions		$-	0.20	0.26	1.91	0.72

Net asset value, end of year		$16.58	13.45	10.23	12.13	16.43

Total Return(1)%		23.27	34.11	(13.90)	(16.48)	17.69

Ratios and Supplemental Data:

Net assets, end of year (000's)		$454,952	420,651	375,967	421,884	437,765

Ratios to average net assets:

Expenses	%	2.31	2.44	2.45	2.37	2.34

Net investment income (loss)%		0.09	(0.04)	(0.13)	0.16	0.45

Portfolio turnover rate	%	29	9	20	15	34

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
*  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,
	2004		2003		2002	2001	2000
Per Share Operating Performance:

Net asset value, beginning of year		$13.42	10.21		12.10	16.41	14.55

Income (loss) from investment operations:

Net investment income (loss)		$0.02	(0.00	)*	(0.02)	0.02	0.07

Net realized and unrealized gain (loss) on investments		$3.10	3.41		(1.61)	(2.41)	2.52

Total from investment operations		$3.12	3.41		(1.63)	(2.39)	2.59

Less distributions from:

Net investment income		$-	-		0.00 *	0.04	0.04

Net realized gain on investments		$-	0.20		0.26	1.88	0.69

Total distributions		$-	0.20		0.26	1.92	0.73

Net asset value, end of year		$16.54	13.42		10.21	12.10	16.41

Total Return(1)%		23.25	34.08		(13.85)	(16.52)	17.76

Ratios and Supplemental Data:

Net assets, end of year (000's)		$675,039	628,704		573,712	603,229	605,678

Ratios to average net assets:

Expenses	%	2.31	2.44		2.46	2.37	2.34

Net investment income (loss)%		0.09	(0.04)		(0.13)	0.16	0.46

Portfolio turnover rate	%	29	9		20	15	34

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
*  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING PRECIOUS METALS FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,					Ten Months Ended October 31,	Year Ended December 31,
	2004	2003	2002	2001		2000(1)(2)	1999
Per Share Operating Performance:

Net asset value, beginning of period	$6.94	4.40	3.05	2.27		3.29	3.03

Income (loss) from investment operations:

Net investment income (loss)	$(0.05)	(0.02)	(0.01)	0.02		0.01	(0.01)

Net realized and unrealized gain (loss) on investments	$0.20	2.56	1.38	0.76		(1.03)	0.27

Total from investment operations	$0.15	2.54	1.37	0.78		(1.02)	0.26

Less distributions from:

Net investment income	$-	-	0.02	0.00	*	-	-

Total distributions	$-	-	0.02	0.00	*	-	-

Net asset value, end of period	$7.09	6.94	4.40	3.05		2.27	3.29

Total Return(3)%	2.16	57.73	45.01	34.56		(30.98)	8.58

Ratios and Supplemental Data:

Net assets, end of period (000's)	$91,756	101,696	72,346	60,563		40,130	72,516

Ratios to average net assets:

Expenses(4)%	1.44	1.57	1.73	1.96		2.18	1.94

Net investment income (loss)(4)%	(0.69)	(0.36)	(0.33)	0.67		0.28	(0.02)

Portfolio turnover rate %	77	94	54	83		27	79

(1)  The Fund changed its fiscal year-end from December 31 to October 31.
(2)  Effective July 26, 2000, ING Investments, LLC, became the Investment Manager of the Fund.
(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
*  Amount represents less than $0.01 per share

See Accompanying Notes to Financial Statements

ING RUSSIA FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,					Ten Months Ended October 31,	Year Ended December 31,
	2004	2003		2002	2001	2000(1)(2)	1999
Per Share Operating Performance:

Net asset value, beginning of period	$19.13	12.15		8.04	7.15	6.74	2.64

Income (loss) from investment operations:

Net investment income (loss)	$0.04	(0.00	)*	0.17	(0.04)	(0.07)	0.18

Net realized and unrealized gain (loss) on investments	$5.69	7.06		3.92	0.93	0.48	3.99

Total from investment operations	$5.73	7.06		4.09	0.89	0.41	4.17

Less distributions from:

Net investment income	$0.02	0.12		-	-	-	0.07

Total distributions	$0.02	0.12		-	-	-	0.07

Redemption fees applied to capital	$0.17	0.04		0.02	-	-	-

Net asset value, end of period	$25.01	19.13		12.15	8.04	7.15	6.74

Total Return(3)%	30.88	58.98		51.12	12.45	6.08	159.76

Ratios and Supplemental Data:

Net assets, end of period (000's)	$212,180	161,601		85,658	49,019	53,637	59,011

Ratios to average net assets:

Net expenses after redemption fee proceeds and

expense reimbursement(4)(5)%	2.01	2.09		1.77	2.23	1.40	2.23

Gross expenses prior to redemption fee proceeds

and expense reimbursement(4)%	2.01	2.09		2.20	2.77	2.85	3.32

Net investment income (loss) after redemption fee

proceeds and expense reimbursement(4)(5)%	0.15	(0.02)		1.33	(0.56)	(0.90)	4.39

Portfolio turnover rate %	54	23		32	28	52	91

(1)  The Fund changed its fiscal year-end from December 31 to October 31.
(2)  Effective July 26, 2000, ING Investments, LLC, became the Investment Manager of the Fund.
(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*  Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A		Class B			Class C
	Year Ended October 31, 2004	September 17, 2003(1) to October 31, 2003	Year Ended October 31, 2004	October 24, 2003(1) to October 31, 2003		Year Ended October 31, 2004	October 29, 2003(1) to October 31, 2003
Per Share Operating Performance:

Net asset value, beginning of period	$10.49	10.00	10.49	10.31		10.48	10.44

Income from investment operations:

Net investment income	$0.44	0.02	0.42	0.00	*	0.39	0.00	*

Net realized and unrealized gain on investments	$1.87	0.47	1.82	0.18		1.86	0.04

Total from investment operations	$2.31	0.49	2.24	0.18		2.25	0.04

Less distributions from:

Net investment income	$0.39	-	0.36	-		0.36	-

Total distributions	$0.39	-	0.36	-		0.36	-

Net asset value, end of period	$12.41	10.49	12.37	10.49		12.37	10.48

Total Return(2)%	22.59	4.90	21.92	1.75		21.99	0.38

Ratios and Supplemental Data:

Net assets, end of period (000's)	$11,316	4,274	3,303	12		3,655	19

Ratios to average net assets:

Net expenses after expense reimbursement(3)(4)%	1.40	1.40	2.15	2.15		2.15	2.15

Gross expenses prior to expense reimbursement(3)%	3.44	7.00	4.19	7.75		4.19	7.75

Net investment income after expense

reimbursement(3)(4)%	4.39	3.58	4.03	(0.67)		3.99	(0.88)

Portfolio turnover rate %	60	3	60	3		60	3

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*  Amount represents less than $0.01 per share

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B
	Year Ended October 31,		November 5, 2001(1) to October 31,	Year Ended October 31,		March 15, 2002(1) to October 31,
	2004	2003	2002	2004	2003	2002
Per Share Operating Performance:

Net asset value, beginning of period	$13.06	10.40	10.01	11.74	9.43	10.03

Income (loss) from investment operations:

Net investment income	$0.27	0.57	0.45	0.14	0.48	0.16

Net realized and unrealized gain (loss) on investments	$3.26	2.79	0.31	2.90	2.47	(0.58)

Total from investment operations	$3.53	3.36	0.76	3.04	2.95	(0.42)

Less distributions from:

Net investment income	$0.43	0.54	0.37	0.35	0.48	0.18

Net realized gain on investments	$0.76	0.16	-	0.76	0.16	-

Total distributions	$1.19	0.70	0.37	1.11	0.64	0.18

Net asset value, end of period	$15.40	13.06	10.40	13.67	11.74	9.43

Total Return(2)%	28.90	33.77	7.47	27.89	32.83	(4.29)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$95,561	41,549	25,440	4,736	1,506	677

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment(3)(4)%	1.75	1.75	1.76	2.50	2.50	2.52

Gross expenses prior to and expense

reimbursement/recoupment(3)%	1.55	1.95	2.46	2.30	2.70	3.19

Net investment income after proceeds

and expense reimbursement/recoupment(3)(4)%	2.55	5.14	4.12	1.78	4.44	3.74

Portfolio turnover rate %	129	124	141	129	124	141

	Class C
	Year Ended October 31,			January 8, 2002(1) to October 31,
	2004		2003	2002
Per Share Operating Performance:

Net asset value, beginning of period		$12.14	9.70	9.99

Income (loss) from investment operations:

Net investment income		$0.14	0.45	0.19

Net realized and unrealized gain (loss) on investments		$3.02	2.60	(0.31)

Total from investment operations		$3.16	3.05	(0.12)

Less distributions from:

Net investment income		$0.35	0.45	0.17

Net realized gain on investments		$0.76	0.16	-

Total distributions		$1.11	0.61	0.17

Net asset value, end of period		$14.19	12.14	9.70

Total Return(2)	%	27.93	32.89	(1.24)

Ratios and Supplemental Data:

Net assets, end of period (000's)		$7,817	1,732	2,320

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment(3)(4)	%	2.50	2.50	2.52

Gross expenses prior to and expense

reimbursement/recoupment(3)	%	2.30	2.70	3.19

Net investment income after proceeds

and expense reimbursement/recoupment(3)(4)	%	1.72	4.60	3.51

Portfolio turnover rate	%	129	124	141

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2004	2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$14.76	12.36	15.45	26.36	29.98	23.58

Income (loss) from investment operations:

Net investment loss	$(0.04)	(0.06)	(0.12)*	(0.11)	(0.07)	(0.15)

Net realized and unrealized gain (loss) on investments	$1.24	2.46	(2.97)*	(9.73)	(3.55)	9.62

Total from investment operations	$1.20	2.40	(3.09)	(9.84)	(3.62)	9.47

Less distributions from:

Net realized gain on investments	$-	-	-	0.77	-	3.07

Tax return of capital	$-	-	-	0.30	-	-

Total distributions	$-	-	-	1.07	-	3.07

Net asset value, end of period	$15.96	14.76	12.36	15.45	26.36	29.98

Total Return(3)%	8.13	19.42	(20.00)	(38.80)	(12.07)	42.43

Ratios and Supplemental Data:

Net assets, end of period (000's)	$46,133	56,877	69,478	134,152	246,590	235,341

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment and brokerage commission recapture(4)(5)%	1.85	1.85	1.86	1.85	1.61	1.67

Gross expenses prior to expense

reimbursement/recoupment and brokerage commission recapture(4)%	1.77	1.93	1.96	1.95	1.61	1.67

Net investment loss after expense

reimbursement/recoupment and

brokerage commission recapture(4)(5)%	(0.21)	(0.35)	(0.83)	(0.65)	(0.71)	(0.79)

Portfolio turnover rate %	101	125	281	302	71	169

	Class B
	Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2004	2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$16.19	13.65	17.19	29.52	33.66	26.64

Income (loss) from investment operations:

Net investment loss	$(0.17)	(0.16)	(0.25)*	(0.31)	(0.15)	(0.28)

Net realized and unrealized gain (loss) on investments	$1.37	2.70	(3.29)*	(10.82)	(3.99)	10.76

Total from investment operations	$1.20	2.54	(3.54)	(11.13)	(4.14)	10.48

Less distributions from:

Net realized gain on investments	$-	-	-	0.86	-	3.46

Tax return of capital	$-	-	-	0.34	-	-

Total distributions	$-	-	-	1.20	-	3.46

Net asset value, end of period	$17.39	16.19	13.65	17.19	29.52	33.66

Total Return(3)%	7.41	18.61	(20.59)	(39.19)	(12.27)	41.54

Ratios and Supplemental Data:

Net assets, end of period (000's)	$28,559	35,459	38,603	71,943	126,756	130,988

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment and brokerage commission recapture(4)(5)%	2.50	2.50	2.51	2.51	2.26	2.32

Gross expenses prior to expense

reimbursement/recoupment and brokerage commission recapture(4)%	2.42	2.58	2.61	2.61	2.26	2.32

Net investment loss after expense

reimbursement/recoupment and

brokerage commission recapture(4)(5)%	(0.87)	(1.00)	(1.46)	(1.31)	(1.37)	(1.44)

Portfolio turnover rate %	101	125	281	302	71	169

(1)  Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND (CONTINUED)  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2004	2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$14.41	12.14	15.29	26.26	29.92	23.69

Income (loss) from investment operations:

Net investment loss	$(0.15)	(0.15)	(0.22)*	(0.40)	(0.13)	(0.33)

Net realized and unrealized gain (loss) on investments	$1.22	2.42	(2.93)*	(9.50)	(3.53)	9.65

Total from investment operations	$1.07	2.27	(3.15)	(9.90)	(3.66)	9.32

Less distributions from:

Net realized gain on investments	$-	-	-	0.77	-	3.09

Tax return of capital	$-	-	-	0.30	-	-

Total distributions	$-	-	-	1.07	-	3.09

Net asset value, end of period	$15.48	14.41	12.14	15.29	26.26	29.92

Total Return(3)%	7.43	18.70	(20.60)	(39.20)	(12.23)	41.48

Ratios and Supplemental Data:

Net assets, end of period (000's)	$35,784	45,476	51,868	102,919	213,843	239,432

Ratios to average net assets:

Net expenses after expense reimbursement

(recoupment) and brokerage commission recapture(4)(5)%	2.50	2.50	2.51	2.51	2.26	2.32

Gross expenses prior to expense

reimbursement/recoupment and brokerage commission recapture(4)%	2.42	2.58	2.61	2.60	2.26	2.32

Net investment loss after expense

reimbursement/recoupment and

brokerage commission recapture(4)(5)%	(0.87)	(1.01)	(1.46)	(1.30)	(1.37)	(1.44)

Portfolio turnover rate %	101	125	281	302	71	169

(1)  Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004

NOTE 1 - ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware statutory trust organized in 1993 with nine separate series ("Funds"): ING Emerging Countries Fund ("Emerging Countries"), ING Foreign Fund ("Foreign"), ING International Fund ("International"), ING International SmallCap Growth Fund ("International SmallCap Growth"), ING Precious Metals Fund ("Precious Metals"), ING Russia Fund ("Russia"), ING Global Equity Dividend Fund ("Global Equity Dividend"), ING Global Real Estate Fund ("Global Real Estate") and ING Worldwide Growth Fund ("Worldwide Growth"). IMT is a Massachusetts business trust organized in 1992 with one series (Fund), ING International Value Fund ("International Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Class I and Class Q are presented in a separate annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and

457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Manager and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value, or by employees of the Investment Manager or Sub-Adviser and their affiliates. Employees of the Investment Manager or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. International Value may reopen in the future subject to the discretion of the Board of Trustees ("Board").

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.  Security Valuation. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board in accordance with

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that a Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the "RTS") declines by 21/2% or more. The price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities - at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except Global Equity Dividend and Global Real Estate, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

G.  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J.  Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Options Contracts. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the

Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.  Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.  Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 - INVESTMENT TRANSACTIONS

For the year ended October 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Emerging Countries	$92,759,217	$123,769,613

Foreign	186,535,247	95,973,709

International	90,901,318	91,863,207

International SmallCap Growth	353,259,182	416,010,997

International Value	1,026,859,977	1,124,227,765

Precious Metals	68,037,072	89,452,686

Russia	110,018,845	105,554,191

Global Equity Dividend	17,889,390	5,624,019

Global Real Estate	136,089,018	91,230,316

Worldwide Growth	129,867,498	165,208,531

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 4 - REDEMPTION FEES

A 2% redemption fee is charged on shares of the Russia Fund that are redeemed within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2004 and 2003 were $1,459,066 and $326,534, respectively, and are set forth in the Statements of Changes in Net Assets.

International Fund imposes a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2004 and 2003 were $9,571 and $306,800, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 - INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager"). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a percentage of average net assets
Emerging Countries	1.25%

Foreign	1.00% on the first $500 million; and 0.90% thereafter

International	1.00%

International SmallCap Growth	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% in excess of $1 billion

International Value	1.00%

Precious Metals	1.00% on first $50 million; and 0.75% thereafter

Russia	1.25%

Global Equity Dividend	0.70%

Global Real Estate	1.00%

Worldwide Growth	1.00% on first $250 million; 0.90% on next $250 million; 0.80% on next $500 million; and 0.75% in excess of $1 billion

Julius Baer Investment Management, Inc. ("JBIM"), a registered investment adviser wholly-owned by the Julius Baer Group, serves as Sub-Adviser to the Foreign Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and JBIM.

ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), a registered investment adviser serves as Sub-Adviser to International, Precious Metals and Worldwide Growth

Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and ING IM.

Nicholas-Applegate Capital Management ("NACM"), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Growth Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and NACM.

Brandes Investment Partners, L.P. ("Brandes"), a registered investment advisor, serves as a Sub-Adviser to the International Value Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

ING Clarion Real Estate Securities L.P. ("ING Clarion") a registered investment advisor, serves as a Sub-Adviser to the Global Real Estate Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and ING Clarion.

ING Investment Management Advisors B.V. ("IIMA"), a registered investment advisor, serves as Sub-Adviser to the Russia Fund, the Emerging Countries Fund and the Global Equity Dividend Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and IIMA.

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

International Value Fund also pays the Administrator an annual shareholder account-servicing fee of $5.00, payable quarterly, for each account of beneficial owners of shares.

The Investment Manager, ING IM, ING Clarion, IIMA and the Administrator are indirect wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the fields of banking, insurance and asset management.

NOTE 6 - DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor"), an indirect wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 6 - DISTRIBUTION AND SERVICE FEES (continued)

distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class M	Class Q
Emerging Countries	0.35%	1.00%	1.00%	0.75%	0.25%

Foreign	0.25%	1.00%	1.00%	N/A	0.25%

International	0.25%	1.00%	1.00%	N/A	0.25%

International SmallCap Growth	0.35%	1.00%	1.00%	N/A	0.25%

International Value	0.30%	1.00%	1.00%	N/A	0.25%

Precious Metals	0.25%	N/A	N/A	N/A	N/A

Russia	0.25%	N/A	N/A	N/A	N/A

Global Equity Dividend	0.25%	1.00%	1.00%	N/A	0.25%

Global Real Estate	0.25%	1.00%	1.00%	N/A	N/A

Worldwide Growth	0.35%	1.00%	1.00%	N/A	0.25%

Fees paid to the Distributor by class during the year ended October 31, 2004 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, Class C and Class M shares. For the year ended October 31, 2004, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class B	Class C	Class M
Initial Sales Charges	$742,287	N/A	N/A	$883

Contingent Deferred Sales Charges	53,951	$-	$17,226	N/A

NOTE 7 - OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Emerging Countries	$213,034	$8,435	$41,421	$262,890

Foreign	115,817	9,520	55,325	180,662

International	86,652	8,663	37,783	133,098

International SmallCap Growth	199,895	27,229	148,567	375,691

International Value	3,196,091	319,600	1,426,992	4,942,683

Precious Metals	68,363	7,702	19,258	95,323

Russia	222,480	17,795	44,496	284,771

Global Equity Dividend	11,737	1,338	7,133	20,208

Global Real Estate	184,850	8,913	29,956	223,719

Worldwide Growth	152,605	9,759	69,391	231,755

At October 31, 2004, one shareholder owned 15.60% of the Global Real Estate Fund. Also, at October 31, 2004, the following indirect wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company - Global Equity Dividend Fund (27.43%).

ING National Nederlanden Intervest - Global Real Estate Fund (38.61%).

ING National Trust - International Fund (20.34%).

Investment activities of these shareholders could have a material impact on the Funds.

The Investment Manager may direct the Fund's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

During the year ended October 31, 2004, the Sub-Adviser reimbursed Emerging Countries $1,210 for management fees paid by the Fund while it had an investment restriction violation in a prior period. A gain of $47,844 was realized on the disposal of investments made in violation of the Fund's investment restrictions.

During the year ended October 31, 2004, the Sub-Adviser reimbursed International SmallCap Growth $161,406 in connection with investments made in violation of investment restrictions. The Sub-Adviser reimbursed the Fund $160,143 for losses realized on the disposal of investments made in violation of the Fund's investment restrictions and $1,263 for reimbursement of related management fees.

NOTE 8 - OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2004, the Russia Fund had $188,668 payable for custodian fees included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 9 - EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class M	Class Q
Emerging Countries	2.25%	2.90%	2.90%	N/A	2.65%	2.15%

Foreign(1)	1.70%	2.45%	2.45%	1.35%	N/A	1.60%

International	1.95%	2.70%	2.70%	1.60%	N/A	1.85%

International SmallCap Growth	1.95%	2.60%	2.60%	N/A	N/A	1.85%

Precious Metals	2.75%	N/A	N/A	N/A	N/A	N/A

Russia	3.35%	N/A	N/A	N/A	N/A	N/A

Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	N/A	1.40%

Global Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A

Worldwide Growth	1.85%	2.50%	2.50%	N/A	N/A	1.75%

(1) Prior to December 1, 2003, the expense limitation notes for Class A, Class B, Class C, Class I and Class Q were 1.95%, 2.70%, 2.70%, 1.60% and 1.85%, respectively.

The Investment Manager may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2004, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	October 31,
	2005	2006	2007	Total
Foreign	$-	$70,612	$193,424	$264,036

Global Equity Dividend	-	28,434	194,222	222,656

Global Real Estate	49,869	63,060	-	112,929

Worldwide Growth	250,119	122,064	-	372,183

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 10 - CALL OPTIONS WRITTEN

Worldwide Growth	Number of Contracts	Premiums Received
Options outstanding at October 31, 2003	-	$-

Options Written	785	14,130

Options Expired	785	14,130

Options outstanding at October 31, 2004	-	$-

NOTE 11 - LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the year ended October 31, 2004:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Emerging Countries	66	$1,206,667	1.82%

Foreign	12	835,833	1.89%

International	2	885,000	2.41%

Russia	2	4,995,000	1.76%

Global Real Estate	1	1,220,000	2.22%

Worldwide Growth	6	854,167	2.24%

NOTE 12 - CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Emerging Countries (Number of Shares)

Shares sold	2,481,332	15,077,519	170,377	84,548	110,041	352,142

Dividends reinvested	17,566	-	-	-	-	-

Shares redeemed	(3,183,675)	(15,912,953)	(471,944)	(349,157)	(194,329)	(544,473)

Net decrease in shares outstanding	(684,777)	(835,434)	(301,567)	(264,609)	(84,288)	(192,331)

Emerging Countries ($)

Shares sold	$44,674,187	$209,705,771	$3,235,271	$1,250,314	$2,025,487	$4,452,036

Dividends reinvested	299,006	-	-	-	-	-

Shares redeemed	(57,391,860)	(222,355,701)	(8,665,978)	(4,809,392)	(3,381,445)	(6,896,237)

Net decrease	$(12,418,667)	$(12,649,930)	$(5,430,707)	$(3,559,078)	$(1,355,958)	$(2,444,201)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 12 - CAPITAL SHARES (continued)

	Class M Shares		Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Emerging Countries (Number of Shares)

Shares sold	8,597	3,626	725,259	12,331,900

Dividends reinvested	136	-	4,931	-

Shares redeemed	(22,317)	(22,486)	(1,300,028)	(12,967,395)

Net decrease in shares outstanding	(13,584)	(18,860)	(569,838)	(635,495)

Emerging Countries ($)

Shares sold	$165,338	$47,863	$13,642,377	$173,161,999

Dividends reinvested	2,297	-	86,541	-

Shares redeemed	(415,172)	(297,464)	(24,434,280)	(183,269,201)

Net decrease	$(247,537)	$(249,601)	$(10,705,362)	$(10,107,202)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	July 1, 2003(1) to October 31, 2003	Year Ended October 31, 2004	July 8, 2003(1) to October 31, 2003	Year Ended October 31, 2004	July 3, 2003(1) to October 31, 2003
Foreign (Number of Shares)

Shares sold	5,895,029	702,682	895,922	124,952	3,047,613	513,787

Dividends reinvested	8,613	-	2,178	-	6,274	-

Shares redeemed	(1,416,210)	(103,607)	(101,946)	(2,654)	(190,098)	(5,086)

Net increase in shares outstanding	4,487,432	599,075	796,154	122,298	2,863,789	508,701

Foreign ($)

Shares sold	$68,898,162	$7,385,657	$10,448,476	$1,332,337	$35,702,440	$5,506,304

Dividends reinvested	93,658	-	23,547	-	67,948	-

Shares redeemed	(16,353,436)	(1,050,695)	(1,180,328)	(28,662)	(2,198,012)	(55,392)

Net increase	$52,638,384	$6,334,962	$9,291,695	$1,303,675	$33,572,376	$5,450,912

	Class I Shares		Class Q Shares
	Year Ended October 31, 2004	September 10, 2003(1) to October 31, 2003	Year Ended October 31, 2004	July 11, 2003(1) to October 31, 2003
Foreign (Number of Shares)

Shares sold	187,096	16,997	51,642	62,839

Dividends reinvested	387	-	597	-

Shares redeemed	(1)	-	(5,471)	(24,630)

Net increase in shares outstanding	187,482	16,997	46,768	38,209

Foreign ($)

Shares sold	$2,149,750	$184,993	$608,900	$660,039

Dividends reinvested	4,209	-	6,472	-

Shares redeemed	(12)	-	(62,750)	(270,197)

Net increase	$2,153,947	$184,993	$552,622	$389,842

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International (Number of Shares)

Shares sold	3,451,836	7,762,080	505,076	411,047	393,597	687,730

Dividends reinvested	4,890	14,078	-	-	-	223

Shares redeemed	(3,759,822)	(8,754,777)	(422,474)	(378,329)	(437,630)	(714,120)

Net increase (decrease) in shares outstanding	(303,096)	(978,619)	82,602	32,718	(44,033)	(26,167)

International ($)

Shares sold	$31,757,670	$55,834,069	$4,510,934	$2,964,613	$3,490,125	$4,915,756

Dividends reinvested	41,300	100,936	-	-	-	1,567

Redemption fee proceeds	9,571	306,800	-	-	-	-

Shares redeemed	(35,163,553)	(62,551,570)	(3,794,744)	(2,692,370)	(3,937,183)	(5,079,397)

Net increase (decrease)	$(3,355,012)	$(6,309,765)	$716,190	$272,243	$(447,058)	$(162,074)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 12 - CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International (Number of Shares)
Shares sold	1,345,222	4,236,967	818,308	9,642,227

Dividends reinvested	5,236	7,018	4,519	6,300

Shares redeemed	(957,334)	(3,777,860)	(1,824,099)	(8,885,673)

Net increase (decrease) in shares outstanding	393,124	466,125	(1,001,272)	762,854

International ($)

Shares sold	$12,342,742	$31,427,964	$7,234,622	$71,887,675

Dividends reinvested	43,979	50,182	37,916	44,920

Shares redeemed	(8,621,051)	(28,083,521)	(15,730,891)	(66,455,504)

Net increase (decrease)	$3,765,670	$3,394,625	$(8,458,353)	$5,477,091

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International SmallCap Growth (Number of Shares)

Shares sold	2,416,993	19,584,957	215,764	259,509	139,627	1,022,290

Dividends reinvested	864	-	-	-	-	-

Shares redeemed	(3,047,832)	(20,385,263)	(640,673)	(645,907)	(491,748)	(1,596,079)

Net decrease in shares outstanding	(629,975)	(800,306)	(424,909)	(386,398)	(352,121)	(573,789)

International SmallCap Growth ($)

Shares sold	$67,323,822	$382,529,561	$6,380,056	$5,554,909	$3,856,477	$19,024,592

Dividends reinvested	21,615	-	-	-	-	-

Shares redeemed	(84,650,202)	(401,765,381)	(18,689,602)	(13,344,655)	(13,154,747)	(29,846,873)

Net decrease	$(17,304,765)	$(19,235,820)	$(12,309,546)	$(7,789,746)	$(9,298,270)	$(10,822,281)

	Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003
International SmallCap Growth (Number of Shares)

Shares sold	882,652	18,417,622

Dividends reinvested	1,207	-

Shares redeemed	(1,851,928)	(19,100,237)

Net decrease in shares outstanding	(968,069)	(682,615)

International SmallCap Growth ($)

Shares sold	$25,088,370	$386,181,572

Dividends reinvested	32,268	-

Shares redeemed	(53,724,869)	(402,650,057)

Net decrease	$(28,604,231)	$(16,468,485)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International Value (Number of Shares)

Shares sold	27,310,058	26,629,999	679,383	789,733	167,511	366,016

Dividends reinvested	521,473	2,380,188	-	522,401	-	793,701

Shares redeemed	(37,013,357)	(39,577,685)	(4,509,591)	(6,780,391)	(6,201,914)	(10,503,035)

Net decrease in shares outstanding	(9,181,826)	(10,567,498)	(3,830,208)	(5,468,257)	(6,034,403)	(9,343,318)

International Value ($)

Shares sold	$426,282,785	$300,379,527	$10,492,016	$8,617,865	$2,545,765	$3,763,939

Dividends reinvested	7,159,457	24,301,715	-	5,265,802	-	7,984,632

Shares redeemed	(582,960,037)	(433,441,524)	(69,353,813)	(72,491,973)	(95,278,538)	(111,900,151)

Net decrease	$(149,517,795)	$(108,760,282)	$(58,861,797)	$(58,608,306)	$(92,732,773)	$(100,151,580)

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 12 - CAPITAL SHARES (continued)

	Class I Shares		Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International Value (Number of Shares)

Shares sold	20,029,766	5,744,382	44,672	414,335

Dividends reinvested	334,126	960,472	6,447	55,079

Shares redeemed	(6,425,560)	(7,324,179)	(482,259)	(1,192,380)

Net increase (decrease) in shares outstanding	13,938,332	(619,325)	(431,140)	(722,966)

International Value ($)

Shares sold	$320,534,434	$64,019,780	$684,725	$4,342,982

Dividends reinvested	4,584,206	9,787,206	88,586	562,357

Shares redeemed	(100,439,982)	(81,395,062)	(7,574,954)	(12,908,381)

Net increase (decrease)	$224,678,658	$(7,588,076)	$(6,801,643)	$(8,003,042)

	Class A Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003
Precious Metals (Number of Shares)

Shares sold	2,114,180	4,466,542

Shares redeemed	(3,820,805)	(6,273,160)

Net decrease in shares outstanding	(1,706,625)	(1,806,618)

Precious Metals ($)

Shares sold	$15,000,362	$23,459,610

Shares redeemed	(26,611,993)	(33,507,092)

Net decrease	$(11,611,631)	$(10,047,482)

	Class A Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003
Russia (Number of Shares)

Shares sold	5,565,130	4,909,238

Dividends reinvested	7,087	54,743

Shares redeemed	(5,538,941)	(3,566,373)

Net increase in shares outstanding	33,276	1,397,608

Russia ($)

Shares sold	$135,313,377	$84,437,970

Dividends reinvested	153,665	659,656

Redemption fee proceeds	1,459,066	326,534

Shares redeemed	(124,835,873)	(58,588,061)

Net increase	$12,090,235	$26,836,099

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	September 17, 2003(1) to October 31, 2003	Year Ended October 31, 2004	October 24, 2003(1) to October 31, 2003	Year Ended October 31, 2004	October 29, 2003(1) to October 31, 2003
Global Equity Dividend (Number of Shares)

Shares sold	535,158	407,533	295,767	1,107	313,849	1,773

Dividends reinvested	2,687	-	1,132	-	1,645	-

Shares redeemed	(33,794)	-	(31,091)	-	(21,744)	-

Net increase in shares outstanding	504,051	407,533	265,808	1,107	293,750	1,773

Global Equity Dividend ($)

Shares sold	$6,282,638	$4,077,071	$3,410,427	$11,411	$3,640,937	$18,510

Dividends reinvested	30,212	-	12,760	-	18,647	-

Shares redeemed	(384,401)	-	(360,624)	-	(248,995)	-

Net increase	$5,928,449	$4,077,071	$3,062,563	$11,411	$3,410,589	$18,510

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 12 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Global Real Estate (Number of Shares)

Shares sold	3,404,489	672,726	270,873	98,078	455,181	108,973

Dividends reinvested	264,415	138,301	12,799	5,050	15,520	10,157

Shares redeemed	(643,917)	(74,909)	(65,421)	(46,588)	(62,590)	(215,666)

Net increase (decrease) in shares outstanding	3,024,987	736,118	218,251	56,540	408,111	(96,536)

Global Real Estate ($)

Shares sold	$47,609,673	$8,188,091	$3,405,207	$1,043,292	$5,977,782	$1,155,540

Dividends reinvested	3,502,989	1,498,260	151,651	49,301	190,839	100,274

Shares redeemed	(8,952,960)	(902,108)	(814,481)	(467,192)	(817,661)	(2,208,270)

Net increase (decrease)	$42,159,702	$8,784,243	$2,742,377	$625,401	$5,350,960	$(952,456)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Worldwide Growth (Number of Shares)

Shares sold	389,201	12,783,099	73,694	74,457	36,931	525,179

Shares redeemed	(1,352,279)	(14,551,712)	(621,523)	(713,016)	(881,072)	(1,639,911)

Net decrease in shares outstanding	(963,078)	(1,768,613)	(547,829)	(638,559)	(844,141)	(1,114,732)

Worldwide Growth ($)

Shares sold	$6,113,303	$161,726,758	$1,315,415	$1,068,420	$593,544	$6,434,456

Shares redeemed	(21,218,533)	(185,501,020)	(10,710,909)	(10,063,284)	(13,463,169)	(20,391,680)

Net decrease	$(15,105,230)	$(23,774,262)	$(9,395,494)	$(8,994,864)	$(12,869,625)	$(13,957,224)

	Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003
Worldwide Growth (Number of Shares)

Shares sold	322,006	8,644,664

Shares redeemed	(471,023)	(8,840,185)

Net decrease in shares outstanding	(149,017)	(195,521)

Worldwide Growth ($)

Shares sold	$5,898,513	$127,952,864

Shares redeemed	(8,647,666)	(130,999,382)

Net decrease	$(2,749,153)	$(3,046,518)

NOTE 13 - ILLIQUID SECURITIES

Fund	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Foreign	Centrenergo ADR	306	12/17/03	$3,623	$5,939	0.0%

Precious Metals	Oxiana Ltd.	3,500,000	05/13/03	$2,166,615	$2,544,747	2.8%

Russia	Konakovskaya Gres	4,200,000	10/03/03	$2,254,000	$2,520,000	1.2%

	Novy Neft Ltd.	197,500	11/14/03	2,520,870	3,572,281	1.7%

	Novy Neft II Ltd.	365,000	02/23/04	3,770,625	4,900,125	2.3%

				$8,545,495	$10,992,406	5.2%

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 14 - CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Real Estate Fund and Precious Metals Fund). As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Region Concentration (Russia Fund). As a result of the Fund concentrating its assets in a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If securities in the region that the Fund is concentrated fall out of favor, it may cause the Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Russia, Precious Metals and Global Real Estate Funds). There is additional risk associated with being non-diversified, since the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified fund.

NOTE 15 - SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2004, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Emerging Countries	$7,876,056	$8,082,626

Foreign	1,541,072	1,580,318

International	1,607,297	1,736,349

International SmallCap Growth	24,597,229	25,838,199

International Value	165,343,273	172,486,707

Worldwide Growth	358,099	387,078

NOTE 16 - FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 16 - FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of October 31, 2004:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments
Emerging Countries	$(48,109,498)	$(218,189)	$48,327,687

Foreign	(88,157)	(3,429)	91,586

International	-	389,023	(389,023)

International SmallCap Growth	(2,127,357)	399,840	1,727,517

International Value	1,601,446	23,085,702	(24,687,148)

Precious Metals	-	3,632,334	(3,632,334)

Russia	-	(3,658)	3,658

Global Equity Dividend	(115,413)	113,490	1,923

Global Real Estate(1)	281,669	(1,082,751)	801,082

Worldwide Growth	(678,060)	749,515	(71,455)

(1) As of the Fund's tax year ended December 31, 2003.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders were as follows:

	Year Ended October 31, 2004
	Ordinary Income	Long-Term Capital Gains	Return of Capital
Emerging Countries	$441,079	$-	$-

Foreign	309,545	-	186,129

International	147,464	-	-

International SmallCap Growth	63,563	-	-

International Value	15,265,465	-	-

Russia	207,493	-	-

Global Equity Dividend	239,752	-	-

Global Real Estate(1)	1,980,531	1,165,047	-

(1) Composition of dividends and distributions presented herein differ from final amounts based on the Fund's tax year-end of December 31, 2003.

	Year Ended October 31, 2003
	Ordinary Income	Long-Term Capital Gains
International	$265,181	$-

International Value	25,983,597	37,067,031

Russia	830,443	-

Global Real Estate	1,822,494	118,865

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2004:

	Undistributed Ordinary Income	Unrealized Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Emerging Countries	$53,613	$-	$28,141,991	$(12,080,523)	2005

				(13,086,178)	2007

				(26,645,430)	2008

				(35,091,427)	2009

				(18,266,429)	2010

				$(105,169,987)*

Foreign	-	-	9,214,287	$(1,527,768)	2012

International	1,006,230	-	11,075,219	$(1,411,836)	2008

				(10,784,182)	2009

				(10,921,164)	2010

				(2,172,053)	2011

				$(25,289,235)

International SmallCap Growth	-	-	56,871,017	$(104,789,036)	2009

				(57,646,473)	2010

				$(162,435,509)

International Value	47,068,465	184,901,850	332,512,342	-	-

Precious Metals	2,989,240	-	17,876,664	$(17,948,676)	2008

				(14,912,400)	2009

				(10,385,023)	2010

				$(43,246,099)

Russia	110,090	-	35,546,667	$(3,229,937)	2009

Global Equity Dividend	653,251	7,209	1,240,599	-	-

Global Real Estate(1)	2,237,236	253,250	6,801,897	-	-

Worldwide Growth	-	-	14,037,056	$(126,163,979)	2009

				(81,779,077)	2010

				(6,183,953)	2011

				$(214,127,009)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1) As of the Fund's tax year-end of December 31, 2003.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 17 - INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those produc ts by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

NOTE 18 - SUBSEQUENT EVENTS

Subsequent to the period end, the Board approved three special meetings of shareholders expected to be held during the first quarter of 2005 to approve the following sub-adviser changes to several of the Trust's Funds.

Fund	Current Sub-Adviser	Proposed Sub-Adviser
Emerging Countries ING Investment Brandes Fund Management	Investment Advisors B.V.	Partners, L.P.

International SmallCap Nicholas-Applegate Acadian Asset Growth Fund	Capital Management	Management, Inc.

Worldwide Growth ING Investment NWQ Investment Fund	Management Co.	Management Company, LLC

Pending shareholder approval, in connection with the change in sub-adviser to Emerging Countries Fund, the Fund's non-fundamental investment strategies and policies will be modified so that the Sub-Adviser will concentrate to a greater extent on "value investing."

Pending shareholder approval, in connection with the change in sub-adviser to International SmallCap Growth Fund, (1) the name of the Fund will change to ING International SmallCap Fund; and (2) the Fund's non-fundamental investment strategies and policies will be modified so that the Sub-Adviser will employ both a bottom-up analysis and a top-down analysis, thereby capturing value-added at both the stock and the country levels.

Pending shareholder approval, in connection with the change in sub-adviser to Worldwide Growth Fund, (1) the name of the Fund will change to ING Global Value Choice Fund; (2) the Fund's fundamental investment objective of "maximum long-term capital appreciation" will be changed to a non-fundamental investment objective of "long-term capital appreciation;" and (3) the Fund's non-fundamental investment strategies and policies will be modified so that the Sub-Adviser will aim to provide superior risk-adjusted returns through an opportunistic value-oriented process.

Effective January 1, 2005, the expense limitation rates for Class A, Class B, Class C, Class M and Class Q of the Emerging Countries Fund are 2.10%, 2.85%, 2.85%, 2.60% and 2.10%, respectively.

Effective January 1, 2005, the Investment Management fee for Global Real Estate is 1.00% on the first $250 million of average daily net assets; 0.90% on the next $250 million; and 0.80% thereafter.

  PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND   AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 92.7%

		Austria: 0.8%

11,300		Bank Austria Creditanstalt AG	$835,431

			835,431

		Brazil: 10.5%

15,700		Banco Itau Holding Financeira SA ADR	949,850

36,100	L	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	859,180

34,700		Cia Energetica de Minas Gerais ADR	802,264

31,100		Cia Siderurgica Nacional SA ADR	458,725

136,000		Cia Vale do Rio Doce ADR	2,475,200

120,500		Petroleo Brasileiro SA ADR	3,928,301

73,259	L	Tele Norte Leste Participacoes SA ADR	958,228

			10,431,748

		Chile: 0.9%

117,000		Enersis SA ADR	884,520

			884,520

		China: 2.6%

1,118,000		China Petroleum & Chemical Corp.	426,865

1,000,000	@	China Shipping Container Lines Co., Ltd.	417,555

1,864,000		China Telecom Corp. Ltd.	599,789

482,600		Huaneng Power Intl., Inc.	363,479

1,550,000		PetroChina Co., Ltd.	814,955

			2,622,643

		Czech Republic: 0.9%

30,300		Cesky Telecom AS GDR	398,175

12,400		Komercni Banka AS GDR	514,600

			912,775

		Hong Kong: 3.1%

471,000		China Mobile Hong Kong Ltd.	1,370,456

930,000		China Resources Power Holdings Co.	532,543

301,000		Citic Pacific Ltd.	769,680

887,100		CNOOC Ltd.	457,010

			3,129,689

		India: 5.4%

120,000		Larsen & Toubro Ltd.	2,193,674

77,500	#	Reliance Industries Ltd. GDR	1,922,000

64,200	@,L	Tata Motors Ltd. ADR	593,850

96,000		Ultra Tech Cement Ltd.	642,786

			5,352,310

		Indonesia: 1.6%

6,240,500	@	Bumi Resources Tbk PT	499,271

2,330,000		Telekomunikasi Indonesia Tbk PT	1,114,905

			1,614,176

		Israel: 3.2%

19,300	@,L	Check Point Software Technologies	436,585

Shares			Value
110,900		Makhteshim-Agan Industries Ltd.	$453,597

90,000		Teva Pharmaceutical Industries Ltd. ADR	2,340,000

			3,230,182

		Malaysia: 4.6%

568,000		Commerce Asset Holdings Bhd	687,969

327,000		Gamuda Bhd	430,368

166,800		Genting Bhd	742,028

402,000		Malayan Banking Bhd	1,164,214

242,350		Public Bank Bhd	443,356

360,000		Telekom Malaysia Bhd	1,090,088

			4,558,023

		Mexico: 5.7%

35,200		America Movil SA de CV	1,548,800

24,205		Cemex SA de CV ADR	701,461

21,700		Grupo Aeroportuario del Sureste SA de CV ADR	497,147

157,600		Grupo Financiero Banorte SA de CV	740,666

17,950		Grupo Televisa SA ADR	987,250

29,100		Telefonos de Mexico SA de CV ADR	996,384

15,910		TV Azteca SA de CV ADR	159,418

3,459		Wal-Mart de Mexico SA de CV	11,319

			5,642,445

		Peru: 1.0%

41,400		Cia de Minas Buenaventura SA ADR	1,028,376

			1,028,376

		Poland: 0.7%

134,400	L	Telekomunikacja Polska SA GDR	648,520

			648,520

		Russia: 4.6%

16,900	L	LUKOIL ADR	2,112,500

23,700		Mechel Steel Group OAO ADR	485,850

15,100	L	OAO Gazprom ADR	563,683

13,800	L	Surgutneftegaz ADR	550,620

5,600	@	Vimpel-Communications ADR	638,400

11,288	L	YUKOS ADR	187,945

			4,538,998

		South Africa: 9.4%

119,800		ABSA Group Ltd.	1,303,549

27,000	L	AngloGold Ashanti Ltd. ADR	1,001,160

608,400		FirstRand Ltd.	1,200,497

8,500		Impala Platinum Holdings Ltd.	680,828

202,800		MTN Group Ltd.	1,096,750

46,000		Sasol Ltd.	907,674

191,852		Standard Bank Group Ltd.	1,676,271

385,700		Steinhoff Intl. Holdings Ltd.	668,359

57,300		Telkom SA Ltd.	806,806

			9,341,894

		South Korea: 16.0%

20,940		Honam Petrochemical Corp.	821,157

20,980		Hyundai Motor Co.	1,020,367

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		South Korea (continued)

81,600		Kia Motors Corp.	$766,412

54,661	@	Kookmin Bank	1,833,052

11,080		KT Corp.	361,033

10,100		LG Electronics, Inc.	570,892

11,740		POSCO	1,754,487

17,200		Samsung Electronics Co., Ltd.	6,763,093

10,380		Samsung Fire & Marine Insurance Co., Ltd.	619,543

8,450		SK Corp.	443,074

6,430		SK Telecom Co., Ltd.	1,012,306

			15,965,416

		Taiwan: 12.6%

413,300	L	Asustek Computer, Inc. GDR	909,260

44,800	L	AU Optronics Corp. ADR	470,400

428,000		Benq Corp.	402,149

960,144		Chinatrust Financial Holding Co.	1,097,384

1,104,205		Compal Electronics, Inc.	992,118

501,379		Evergreen Marine Corp.	432,399

1,128,000		Fubon Financial Holding Co., Ltd.	1,066,301

131,168		HON HAI Precision Industry	482,760

79,588	L	HON HAI Precision Industry GDR	606,529

2,398,000		Mega Financial Holding Co., Ltd.	1,603,861

1,203,561		Nan Ya Plastics Corp.	1,677,940

1,712,888		Taiwan Semiconductor Manufacturing Co., Ltd.	2,275,108

65,657		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	497,023

			12,513,232

		Thailand: 3.3%

259,600		Advanced Info Service PCL	592,084

149,800	@	Bangkok Bank PCL	350,413

457,600	@	Kasikornbank PCL	524,521

1,919,000		Land and Houses PCL	467,876

112,700		PTT PCL	466,854

133,000		Siam Cement PCL	831,219

			3,232,967

		Turkey: 3.6%

144,108,000	@	Arcelik	874,715

198,591,000		Haci Omer Sabanci Holding AS	720,557

146,761,000		KOC Holding AS	890,818

425,066,588	@	Turkiye Garanti Bankasi AS	1,135,817

			3,621,907

		United Kingdom: 1.2%

56,200		Anglo American PLC	1,234,642

			1,234,642

		United States: 1.0%

5,400	L	iShares MSCI Emerging Markets Index Fund	958,014

			958,014

		Total Common Stock (Cost $62,988,650)	92,297,908

Shares			Value
EQUITY-LINKED SECURITIES: 2.7%

		India: 2.7%

175,100	@	Bharti Televentures	$605,846

86,400	@	ICICI Bank Ltd.	568,512

17,500	@	Infosys Technologies	733,950

19,200	@	Larsen and Toubro Ltd.	350,208

19,000	@	Tata Consulting	482,410

			2,740,926

		Total Equity-Linked Securities (Cost $2,014,800)	2,740,926

		Total Long-Term Investments (Cost $65,003,450)	95,038,834

Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.1%

	Securities Lending CollateralCC: 8.1%

$8,082,626	The Bank of New York Institutional Cash Reserves Fund		8,082,626

	Total Short-Term Investments (Cost $8,082,626)		8,082,626

	Total Investments In Securities (Cost $73,086,076)*	103.5%	$103,121,460

	Other Assets and Liabilities-Net	(3.5)	(3,526,386)

	Net Assets	100.0%	$99,595,074

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchase pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. There securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Security purchased with cash collateral for securities loaned.

L  Loaned Securities, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $75,119,140. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,847,162

Gross Unrealized Depreciation	(844,842)

Net Unrealized Appreciation	$28,002,320

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Auto Manufacturers	2.4%

Banks	16.4

Building Materials	2.2

Chemicals	4.9

Coal	0.5

Computers	1.4

Diversified Financial Services	1.8

Electric	2.6

Electrical Components and Equipment	7.4

Electronics	2.5

Engineering and Construction	3.5

Food	0.9

Holding Companies - Diversified	2.4

Home Builders	0.5

Home Furnishings	1.5

Insurance	0.6

Internet	1.2

Investment Companies	1.0

Iron/Steel	2.7

Lodging	0.7

Media	1.2

Mining	6.5

Oil and Gas	10.9

Pharmaceuticals	2.3

Semiconductors	2.8

Telecommunications	13.8

Transportation	0.9

Securities Lending Collateral	8.1

Other Assets and Liabilities, Net	(3.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 92.2%

		Argentina: 0.1%

10,042	L	Grupo Financiero Galicia SA ADR	$83,951

			83,951

		Australia: 2.1%

17,633		Amcor Ltd.	100,559

88,062		AMP Ltd.	419,763

15,344		BHP Billiton Ltd.	158,680

52,920		John Fairfax Holdings Ltd.	169,699

140,240		Macquarie Airports	296,449

97,965		Macquarie Infrastructure Group	271,611

53,186		Newcrest Mining Ltd.	664,892

69,998		Patrick Corp. Ltd.	291,078

43,298	@	Southcorp Ltd.	116,408

			2,489,139

		Austria: 2.2%

15,127		Bank Austria Creditanstalt AG	1,118,368

10,210		Erste Bank der oesterreichischen Sparkassen AG	453,996

3,449		Flughafen Wien AG	226,631

1,784		OMV AG	428,196

9,543		Wienerberger AG	378,390

			2,605,581

		Belgium: 1.4%

1,881		Almancora Comm. VA	117,521

7,731		Almanij NV	579,996

5,779	@	Belgacom SA	211,714

11,427		Fortis	290,547

5,559		InBev	197,549

3,714		KBC Bancassurance Holding	272,240

			1,669,567

		Brazil: 0.1%

5,000		Cia de Concessoes Rodoviarias	71,954

			71,954

		Canada: 1.7%

39,172	@	Bema Gold Corp.	118,504

13,833		Canadian Natural Resources Ltd.	581,559

1,177	@	Centerra Gold, Inc.	20,746

26,174	@	Eldorado Gold Corp.	83,688

9,418		EnCana Corp.	466,364

7,040	@	Ivanhoe Mines Ltd.	41,556

2,514	@	OPTI Canada, Inc.	37,512

5,168		Petro-Canada	281,671

6,216		Talisman Energy, Inc.	166,643

19,871	@	Telesystem Intl. Wireless, Inc.	217,587

			2,015,830

		China: 0.3%

197,136		Datang Intl. Power Generation Co., Ltd.	157,358

98,000		Weiqiao Textile Co.	143,124

36,539	@	Wumart Stores, Inc.	62,437

			362,919

Shares			Value
		Czech Republic: 1.7%

17,986		Cesky Telecom AS	$236,177

13,349		CEZ	147,697

13,221		Komercni Banka AS	1,670,757

			2,054,631

		Denmark: 0.8%

18,700		Danske Bank A/S	522,036

3,500		GN Store Nord	35,454

2,180		Kobenhavns Lufthavne	364,621

			922,111

		Finland: 0.8%

11,708		Fortum Oyj	179,041

33,893		Nokia Oyj	521,826

11,300		UPM-Kymmene Oyj	223,255

			924,122

		France: 9.5%

1,956		Accor SA	80,964

1,525		Air Liquide	246,412

69,882	@	Alcatel SA	1,022,107

1,976		Atos Origin	123,690

5,836		Autoroutes du Sud de la France	269,925

14,848		BNP Paribas	1,011,294

10,122		Bouygues	398,936

6,320		Cie de Saint-Gobain	347,117

1,216		Credit Agricole SA	35,658

14,564	@	France Telecom SA	417,575

1,007		Gecina SA	87,086

41,608		Havas SA	219,552

4,772	@	JC Decaux SA	118,739

848		L'Oreal SA	57,893

3,404		LVMH Moet Hennessy Louis Vuitton SA	233,355

1,380		Pernod-Ricard	191,073

3,503		Publicis Groupe	104,448

2,642		Renault SA	221,139

22,190		Sanofi-Aventis	1,618,445

14,685		Societe Television Francaise 1	442,460

17,129		Suez SA	400,149

745		Technip SA	116,844

2,866		Thales SA	103,531

12,960		Total SA	2,697,081

678		Unibail	89,259

9,710		Veolia Environnement	294,017

1,907		Vinci SA	227,309

5,788	@	Vivendi Universal SA	158,157

			11,334,215

		Germany: 8.8%

2,711		Adidas-Salomon AG	378,303

8,509		BASF AG	532,940

9,172	@	Bayerische Hypo-und Vereinsbank AG	179,850

13,021	@	Commerzbank AG	238,491

4,593		Deutsche Bank AG	349,557

7,373		Deutsche Post AG	144,104

28,516	@	Deutsche Telekom AG	547,867

23,042		E.ON AG	1,879,259

22,913		Fraport AG Frankfurt Airport Services Worldwide	833,213

1,461	@	Freenet.de AG	29,316

2,240		Fresenius Medical Care AG	171,806

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		Germany: (continued)

2,862		Henkel KGaA	$201,362

6,057	@	Hypo Real Estate Holding AG	226,639

21,844		INDEXCHANGE - DAXEX	1,068,397

5,968		MAN AG	207,314

1,687		Medion AG	29,249

17,375		Metro AG	827,232

3,601		Muenchener Rueckversicherungs AG	353,017

186		Puma AG Rudolf Dassler Sport	46,532

10,035		RWE AG	531,086

8,087		Schering AG	518,587

11,124		Siemens AG	829,885

8,393		Volkswagen AG	373,297

			10,497,303

		Greece: 0.2%

1,642		Coca Cola Hellenic Bottling Co. SA	36,501

14,524		Hellenic Telecommunications Organization SA	224,522

			261,023

		Hong Kong: 0.2%

77,845	@	Clear Media Ltd.	75,011

151,733		Texwinca Holdings Ltd.	137,436

			212,447

		Hungary: 2.2%

1,911		Egis Rt.	96,524

1,008		Gedeon Richter Rt.	118,604

104,516		Matav Magyar Tavkozlesi Rt.	437,350

78,343		OTP Bank Rt.	1,978,669

			2,631,147

		Indonesia: 0.5%

1,370,993		Bank Mandiri Persero Tbk PT	237,021

559,500		Indofood Sukses Makmur Tbk PT	41,483

25,511		Semen Gresik Persero Tbk PT	31,937

695,204		Telekomunikasi Indonesia Tbk PT	332,655

			643,096

		Ireland: 0.7%

4,167	@	Celtic Resources Holdings PLC	29,086

3,554		Depfa Bank PLC	53,976

130,548	@	Dragon Oil PLC	120,200

67,609		iShares PLC - IFTSE 100 Fund	574,494

			777,756

		Italy: 4.3%

16,049		Assicurazioni Generali S.p.A.	476,406

4,954		Autostrada Torino-Milano S.p.A.	113,242

126,784		Banca Intesa S.p.A.	509,302

55,419	@,L	Banca Nazionale del Lavoro S.p.A.	128,334

7,965		Banca Popolare di Milano SCRL	55,966

94,098		Beni Stabili S.p.A.	81,723

30,823		Capitalia S.p.A.	118,413

85,373		Cassa di Risparmio di Firenze S.p.A.	166,537

27,341		Credito Emiliano S.p.A.	235,965

Shares			Value
87,006		Enel S.p.A.	$785,673

42,254		ENI S.p.A.	963,918

22,959		Mediaset S.p.A.	261,681

3,141		Mediobanca S.p.A.	43,391

23,578		Saipem S.p.A.	271,540

8,997		Societa Iniziative Autostradali e Servizi S.p.A.	121,428

51,714		Telecom Italia S.p.A.	172,147

46,041		Terna S.p.A.	111,862

99,220		UniCredito Italiano S.p.A.	532,723

			5,150,251

		Japan: 14.5%

3,475		Aeon Credit Service Co., Ltd.	227,665

11,000		Asahi Glass Co., Ltd.	100,907

27,000		Bank of Yokohama Ltd.	160,974

10,437		Canon, Inc.	514,812

14,358		Credit Saison Co., Ltd.	458,457

7,000		Dai Nippon Printing Co., Ltd.	95,579

6,000		Daihatsu Motor Co., Ltd.	44,629

14,687		Denso Corp.	350,684

44		East Japan Railway Co.	231,025

2,800		Exedy Corp.	47,248

5,000		Fuji Photo Film Co., Ltd.	169,624

90		Fuji Television Network, Inc.	202,837

4,000		Fujisawa Pharmaceutical Co., Ltd.	104,379

4,800		Hitachi Capital Corp.	78,226

18,831		Hitachi Ltd.	117,864

15,363		Honda Motor Co., Ltd.	744,790

2,100		Ito En Ltd.	94,730

6,355		Ito-Yokado Co., Ltd.	227,377

51		Japan Tobacco, Inc.	447,367

32,418		Kao Corp.	746,391

22,126		Koito Manufacturing Co., Ltd.	183,145

1,300		Kyocera Corp.	94,010

72,471		Matsushita Electric Industrial Co., Ltd.	1,048,619

119		Mitsubishi Tokyo Financial Group, Inc.	1,006,827

1,600		Nidec Corp.	173,219

23,581		Nikko Cordial Corp.	105,258

24		Nippon Telegraph & Telephone Corp.	101,860

61,006		Nissan Motor Co., Ltd.	685,791

3,800		Nissin Food Products Co., Ltd.	92,504

2,300		Nitto Denko Corp.	108,969

11,153		Nomura ETF - Nikkei 225 Exchange Traded Fund	1,133,259

92,153		Nomura Holdings, Inc.	1,121,124

84,435		Nomura TOPIX Exchange Traded Fund	865,898

139		NTT DoCoMo, Inc.	244,921

5,000		Olympus Corp.	96,626

5,000		Ricoh Co., Ltd.	93,144

35,221		Sanyo Electric Co., Ltd.	112,562

2,500		Secom Co., Ltd.	90,525

137,716	@	Seiyu Ltd.	319,260

8,981		Sharp Corp.	123,756

7,100		Shin-Etsu Chemical Co., Ltd.	269,203

35,362		Shiseido Co., Ltd.	460,418

602		SMC Corp.	64,305

25,847		Sony Corp.	899,989

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		Japan (continued)

24,830		Sumitomo Trust & Banking Co., Ltd.	$144,480

5,200		Takeda Pharmaceutical Co., Ltd.	250,665

1,390		Takefuji Corp.	87,611

1,400		TDK Corp.	96,916

4,000		Terumo Corp.	99,258

28,900		Tokyo Broadcasting System, Inc.	463,416

10,000		Toppan Printing Co., Ltd.	96,298

21,700		Toyota Motor Corp.	840,239

7,102		Uni-Charm Corp.	358,311

7,700		Yamaha Motor Co., Ltd.	116,881

2,742		Yamanouchi Pharmaceutical Co., Ltd.	100,502

			17,315,334

		Luxembourg: 0.1%

3,816	@	Millicom Intl. Cellular SA	75,824

1,558	@	SBS Broadcasting SA	53,658

			129,482

		Malaysia: 0.1%

43,100		IOI Corp. Bhd	107,855

29,700		Kuala Lumpur Kepong Bhd	51,934

			159,789

		Mexico: 0.7%

39,013		Fomento Economico Mexicano SA de CV	172,489

140,188		Grupo Financiero Banorte SA de CV	658,837

32,863		Grupo Financiero Inbursa SA	54,996

			886,322

		Netherlands: 1.9%

2,124		ABN AMRO Holding NV	50,888

1,100	@,#	Efes Breweries Intl. NV GDR	30,525

2,698		Euronext NV	78,113

4,123		European Aeronautic Defense and Space Co.	117,631

12,357		Heineken NV	388,438

4,887		Koninklijke Philips Electronics NV	116,241

8,095		Royal Dutch Petroleum Co.	438,960

3,511	@	Royal Numico NV	118,298

4,385		TPG NV	105,707

10,987		Unilever NV	638,882

7,687		VNU NV	210,027

			2,293,710

		Norway: 1.5%

11,926		DNB NOR ASA	101,135

9,670		Norsk Hydro ASA	711,205

7,810		Smedvig ASA	97,344

1,847		Sparebanken Rogaland	98,326

46,615		Statoil ASA	677,817

13,994		Telenor ASA	111,466

1,900	@	TGS Nopec Geophysical Co. ASA	36,101

			1,833,394

Shares			Value
		Papua New Guinea: 0.1%

123,617	@	Lihir Gold Ltd.	$115,656

			115,656

		Philippines: 0.2%

374,000		Ayala Corp.	43,156

48,400		Bank of the Philippine Islands	41,628

2,346		Globe Telecom, Inc.	42,688

4,400	@,L	Philippine Long Distance Telephone ADR	110,440

			237,912

		Poland: 3.1%

11,422	@	Agora SA	158,868

2,149		Bank BPH	288,803

57,150	@	Bank Millennium SA	47,082

42,916		Bank Pekao SA	1,633,822

20,081		Bank Zachodni WBK SA	506,351

2,261	@	BRE Bank SA	70,327

16,247	@	Budimex SA	227,542

5,162	@	Inter Cars SA	59,537

1,975	@	Inter Groclin Auto SA	67,988

5,835		Orbis SA	39,894

1,308	@	Stomil Sanok	61,768

102,684		Telekomunikacja Polska SA	496,781

1,129	@	ZM Duda SA	40,631

			3,699,394

		Portugal: 0.8%

55,106		Banco Comercial Portugues SA	129,879

33,920		Brisa-Auto Estradas de Portugal SA	276,597

61,351		Energias de Portugal SA	181,403

6,004	@	Jeronimo Martins	70,525

29,238	@	Media Capital SGPS	197,490

7,839		Portugal Telecom SGPS SA	88,362

			944,256

		Russia: 2.7%

6,600	L	LUKOIL ADR	825,000

3,900		MMC Norilsk Nickel ADR	242,190

5,547		Moscow City Telephone ADR	72,111

1,706		North-West Telecom ADR	49,048

2,900	L	OAO Gazprom ADR	108,257

5,577	@	RBC Information Systems	14,277

2,784		Sberbank RF	1,291,776

789		Sibirtelecom OAO ADR	39,639

16,994		Uralsvyazinform ADR	141,730

10,798	L	VolgaTelecom ADR	71,267

16,966	@	Wimm-Bill-Dann Foods OJSC ADR	250,418

6,961	@,L	YUKOS Oil Co. ADR	115,901

			3,221,614

		South Africa: 0.5%

50,350		Nedcor Ltd.	544,590

			544,590

		South Korea: 0.4%

1,150		Samsung Electronics Co., Ltd.	452,184

			452,184

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		Spain: 1.2%

2,870		Altadis SA	$105,168

19,272		Endesa SA	391,373

2,512	@	Fadesa Inmobiliaria SA	37,833

2,110		Gas Natural SDG SA	57,223

7,383	@	Gestevision Telecinco SA	140,591

6,461		Grupo Empresarial Ence SA	184,652

10,669		Iberdrola SA	233,280

14,760		Promotora de Informaciones SA	278,906

			1,429,026

		Sweden: 3.0%

6,526		Autoliv, Inc.	277,067

10,063	@	Elekta AB	267,519

5,300		ForeningsSparbanken AB	111,368

15,714		Getinge AB	175,625

5,775		Nobia AB	74,003

68,000		Nordea Bank AB	587,374

55,724		Skandia Forsakrings AB	207,889

7,200		Skandinaviska Enskilda Banken AB	119,871

104,963		Skanska AB	1,143,141

19,495		Svenska Handelsbanken	422,158

37,563	@	Telefonaktiebolaget LM Ericsson	108,949

10,500		TeliaSonera AB	56,093

			3,551,057

		Switzerland: 4.3%

1,624		Adecco SA	78,091

12,691	@	Credit Suisse Group	433,830

4,316		Nestle SA	1,019,198

27,822		Novartis AG	1,329,255

13,508		Roche Holding AG	1,378,559

165		SGS SA	104,962

3,984		Swatch Group AG	533,586

3,082		UBS AG	222,466

			5,099,947

		Turkey: 4.0%

168,454,560		Akbank TAS	759,731

521,665	@	Alarko Gayrimenkul Yatirim Ortakligi AS	8,208

4,305,000		Cimsa Cimento Sanayi VE Tica	12,671

22,377,507	@	Denizbank AS	43,708

140,542,816	@	Dogan Sirketler Grubu Holdings	253,539

2,138,389	@	Dogan Yayin Holding	7,614

456,000		Enka Insaat ve Sanayi AS	11,443

129,000,623		Haci Omer Sabanci Holding AS	468,060

81,055,539		KOC Holding AS	491,996

25,070,000		Migros Turk TAS	153,871

4,915,000	@	Tofas Turk Otomobil Fabrik	11,933

3,916,000		Trakya Cam Sanayi AS	9,773

34,281,984		Turk DIS Ticaret Bankasi	37,200

5,655,774		Turk Sise ve Cam Fabrikalari AS	13,809

24,225,375		Turkcell Iletisim Hizmet AS	148,523

421,699,262	@	Turkiye Garanti Bankasi AS	1,126,819

264,938,814		Turkiye Is Bankasi	1,096,051

4,776,000	@	Vestel Elektronik Sanayi	18,301

67,815,000	@	Yapi ve Kredi Bankasi	152,693

			4,825,943

Shares			Value
		Ukraine: 0.0%

306	@,I,XX	Centrenergo ADR	$5,939

			5,939

		United Kingdom: 15.1%

11,476		Allied Domecq PLC	102,132

53,751		Associated British Ports Holdings PLC	455,014

33,497		BAA PLC	352,121

26,880		BAE Systems PLC	117,540

88,526		Barclays PLC	865,177

12,376		Boots Group PLC	149,254

335,101		BP PLC	3,248,462

5,938		British Land Co. PLC	$81,113

26,666		British Sky Broadcasting PLC	248,828

14,530		Burberry Group PLC	104,031

43,070		Cadbury Schweppes PLC	358,383

22,997		Centrica PLC	101,641

43,070		Compass Group PLC	177,914

62,314		Diageo PLC	833,408

63,892		GlaxoSmithKline PLC	1,343,502

11,110		Highland Gold Mining Ltd.	54,815

40,735		Hilton Group PLC	192,595

9,766		Imperial Tobacco Group PLC	228,050

35,262		Marks & Spencer Group PLC	232,175

19,712		National Grid Transco PLC	171,599

60,726	@	Oxus Gold PLC	59,417

17,761		Pearson PLC	194,616

128,403		Peninsular and Oriental Steam Navigation Co.	630,799

16,718	@	Peter Hambro Mining PLC	167,636

23,373		Rank Group PLC	122,683

8,494		Reckitt Benckiser PLC	232,670

23,313		Reed Elsevier PLC	208,158

57,749		Royal & Sun Alliance Insurance Group	79,170

52,196		Royal Bank of Scotland Group PLC	1,536,438

12,350		Scottish & Newcastle PLC	91,376

6,645		Scottish & Southern Energy PLC	101,721

94,771		Shell Transport & Trading Co. PLC	746,332

38,773		Smith and Nephew PLC	329,852

180,926		Tesco PLC	952,105

1,059,418		Vodafone Group PLC	2,718,938

13,422		William Hill PLC	120,373

28,528		WPP Group PLC	286,190

			17,996,228

		United States: 0.2%

28,244	L	News Corp., Inc.	226,869

			226,869

		Venezuela: 0.2%

11,548		Cia Anonima Nacional Telefonos de Venezuela ADR	265,604

			265,604

		Total Common Stock (Cost $100,484,923)	109,941,293

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
PREFERRED STOCK: 0.6%

		Germany: 0.6%

1,329		Henkel KGaA	$99,599

30,386		ProSieben SAT.1 Media AG	543,067

1,861		Rhoen Klinikum AG	103,214

			745,880

		Total Preferred Stock (Cost $683,047)	745,880

EQUITY-LINKED SECURITIES: 0.6%

		India: 0.2%

38,656	@	ICICI Bank Ltd.	254,356

			254,356

		Philippines: 0.4%

28	@	Morgan Stanley, due 10/17/05	397,100

			397,100

		Total Equity-Linked Securities (Cost $637,133)	651,456

Principal Amount			Value
CORPORATE BONDS: 1.4%

		Hungary: 1.2%

$96,470,000	(1)	Hungary Government Bond, 6.25%, due 06/12/08	454,077

26,310,000	(1)	Hungary Government Bond, 7.00%, due 06/24/09	126,112

16,260,000	(1)	Hungary Government Bond, 7.00%, due 06/24/09	77,940

52,710,000	(1)	Hungary Government Bond, 6.75%, due 02/12/13	247,473

112,960,000	(1)	Hungary Government Bond, 5.50%, due 02/12/14	485,459

			1,391,061

		Venezuela: 0.2%

303,000	L	Venezuela Government Intl. Bond, 9.25%, due 09/15/27	310,727

			310,727

		Total Corporate Bonds (Cost $1,509,050)	1,701,788

		Total Long-Term Investments (Cost $103,314,153)	113,040,417

Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.3%

	Securities Lending CollateralCC: 1.3%

$1,580,318	The Bank of New York Institutional Cash Reserves Fund		$1,580,318

	Total Short-Term Investments (Cost $1,580,318)		1,580,318

	Total Investments In Securities (Cost $104,894,471)*	96.1%	$114,620,735

	Other Assets and Liabilities-Net	3.9	4,615,528

	Net Assets	100.0%	$119,236,263

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

XX  Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.

(1)  Principal amount presented in Hungarian Forint.

*  Cost for federal income tax purposes is $105,414,170. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,780,111

Gross Unrealized Depreciation	(1,573,546)

Net Unrealized Appreciation	$9,206,565

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.7%

Aerospace/Defense	0.3

Agriculture	0.8

Apparel	0.4

Auto Manufacturers	2.4

Auto Parts and Equipment	0.8

Banks	20.3

Beverages	1.9

Building Materials	0.7

Chemicals	1.0

Commercial Services	1.1

Computers	0.2

Cosmetics/Personal Care	1.4

Distribution/Wholesale	0.1

Diversified Financial Services	3.5

Electric	4.1

Electrical Components and Equipment	0.7

Electronics	0.3

Engineering and Construction	3.2

Entertainment	0.3

Food	3.8

Food Service	0.1

Forest Products and Paper	0.3

Gas	0.1

Hand/Machine Tools	0.2

Healthcare - Products	0.9

Healthcare - Services	0.1

Holding Companies - Diversified	1.5

Home Furnishings	1.7

Household Products/Wares	0.5

Insurance	1.3

Investment Companies	3.5

Leisure Time	0.1

Lodging	0.1

Machinery - Diversified	0.2

Media	3.5

Mining	1.5

Miscellaneous Manufacturing	0.9

Office/Business Equipment	0.5

Oil and Gas	10.6

Oil and Gas Services	0.4

Packaging and Containers	0.1

Pharmaceuticals	5.8

Real Estate	0.3

Retail	1.3

Sovereign	1.4

Telecommunications	7.8

Textiles	0.2

Transportation	1.3

Water	0.6

Securities Lending Collateral	1.3

Other Assets and Liabilities, Net	3.9

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND   AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 94.6%

		Belgium: 3.9%

21,900	@	Belgacom SA	$802,307

3,616		Electrabel	1,350,613

73,500		Fortis	1,868,835

			4,021,755

		Canada: 3.8%

37,503		EnCana Corp.	1,857,086

40,800		Methanex Corp.	640,557

64,700		Placer Dome, Inc.	1,388,683

			3,886,326

		China: 1.0%

12,000		Jiangxi Copper Co., Ltd.	6,369

824,000		Maanshan Iron & Steel	289,033

1,963,000		Zijin Mining Group Co., Ltd.	766,396

			1,061,798

		Denmark: 2.0%

50,000		Danske Bank A/S	1,395,819

17,700		TDC A/S	656,347

			2,052,166

		Finland: 1.1%

58,100		UPM-Kymmene Oyj	1,147,885

			1,147,885

		France: 6.1%

12,097		Lafarge SA	1,104,049

15,730		Schneider Electric SA	1,043,313

13,078		Societe Generale	1,214,176

5,339		Total SA	1,111,090

17,700		Total SA ADR	1,845,757

			6,318,385

		Germany: 3.9%

15,300		Deutsche Boerse AG	762,624

17,200		RWE AG	910,282

19,000		Schering AG	1,218,395

15,050		Siemens AG	1,122,777

			4,014,078

		Greece: 2.1%

29,740		Alpha Bank AE	852,217

64,000		OPAP SA	1,303,538

			2,155,755

		Hong Kong: 1.6%

930,000		Cathay Pacific Airways Ltd.	1,611,599

			1,611,599

		Hungary: 0.9%

36,330		OTP Bank Rt.	917,568

			917,568

		Ireland: 0.7%

42,300		Irish Life & Permanent PLC	710,330

			710,330

		Italy: 2.0%

117,200		Enel S.p.A.	1,058,328

205,000		Snam Rete Gas S.p.A.	1,039,625

			2,097,953

Shares			Value
		Japan: 19.8%

118,000		Amano Corp.	$975,624

48,000		Chubu Electric Power Co., Inc.	1,041,906

57,100		Chugai Pharmaceutical Co., Ltd.	892,552

111,000		Hino Motors Ltd.	736,639

55,000		Isetan Co., Ltd.	559,703

173		Japan Retail Fund Investment Corp.	1,379,894

38,000		Kao Corp.	874,910

14,400		Kyocera Corp.	1,041,347

118		Mitsubishi Tokyo Financial Group, Inc.	998,367

200		Nippon Telegraph & Telephone Corp.	848,832

130,000		Nomura Holdings, Inc.	1,581,564

22,000		Promise Co., Ltd.	1,396,749

105,000		Sekisui House Ltd.	1,081,336

46,000		Shinsei Bank Ltd.	299,701

210,000		Sumitomo Trust & Banking Co., Ltd.	1,221,940

19,250	@	T&D Holdings, Inc.	848,385

16,200		Takeda Pharmaceutical Co., Ltd.	780,918

11,000		Takefuji Corp.	693,322

193,000		Tokuyama Corp.	987,928

46,700		Tokyo Electric Power Co., Inc.	1,055,466

29,100		Toyota Motor Corp.	1,126,771

			20,423,854

		Malaysia: 3.3%

891,400		AMMB Holdings Bhd	774,736

72,000		British American Tobacco Malaysia Bhd	862,105

431,000		Commerce Asset Holdings Bhd	522,033

438,200		Malayan Banking Bhd	1,269,052

			3,427,926

		Mexico: 1.4%

452,100		Wal-Mart de Mexico SA de CV	1,479,461

			1,479,461

		Netherlands: 5.1%

110,900	@	ASML Holding NV	1,580,541

52,390		Royal Dutch Petroleum Co.	2,841,338

15,300		Unilever NV	889,678

			5,311,557

		New Zealand: 1.2%

627,150		Fisher & Paykel Healthcare Corp.	1,246,287

			1,246,287

		Singapore: 4.9%

154,600	@	CapitaCommercial Trust	116,049

1,476,000	L	CapitaLand Ltd.	1,640,305

199,000		DBS Group Holdings Ltd.	1,866,594

178,000		United Overseas Bank Ltd.	1,444,468

			5,067,416

		Spain: 2.1%

81,793		Banco Bilbao Vizcaya Argentaria SA	1,285,209

52,800		Telefonica SA	873,847

			2,159,056

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		Sweden: 1.0%

95,134		Swedish Match AB	$1,047,742

			1,047,742

		Switzerland: 7.3%

24,220	@	Credit Suisse Group	827,939

17,098		Novartis AG	816,893

19,280		Novartis AG ADR	925,633

16,559		Roche Holding AG	1,689,928

85,200		STMicroelectronics NV	1,571,837

24,266		UBS AG	1,751,580

			7,583,810

		United Kingdom: 16.9%

278,000		BP PLC	2,694,927

168,400		Diageo PLC	2,252,239

99,234		GlaxoSmithKline PLC	2,086,663

72,100		Imperial Tobacco Group PLC	1,683,636

1,144,800		Legal & General Group PLC	2,080,207

64,700		Rio Tinto PLC	1,697,371

61,000		Severn Trent PLC	1,024,279

1,533,067		Vodafone Group PLC	3,934,532

			17,453,854

		United States: 2.5%

41,800		Schlumberger Ltd.	2,630,892

			2,630,892

		Total Common Stock (Cost $86,174,134)	97,827,453

Principal Amount			Value
SHORT-TERM INVESTMENTS: 9.3%

	Repurchase Agreement: 7.6%

$7,804,000	Morgan Stanley Repurchase Agreement dated 10/29/04, 1.840%, due 11/01/04, $7,805,197 to be received upon repurchase (Collateralized by $7,945,000 various U.S. Government Agency Obligations, 3.320%-4.125%, Market Value plus accrued interest $7,964,519, due 10/26/07-01/30/12)		7,804,000

	Total Repurchase Agreement (Cost $7,804,000)		7,804,000

	Securities Lending CollateralCC: 1.7%

1,736,349	The Bank of New York Institutional Cash Reserves Fund		1,736,349

	Total Securities Lending Collateral (Cost $1,736,349)		1,736,349

	Total Short-Term Investments (Cost $9,540,349)		9,540,349

	Total Investments In Securities (Cost $95,714,483)*	103.9%	$107,367,802

	Other Assets and Liabilities-Net	(3.9)	(4,032,308)

	Net Assets	100.0%	$103,335,494

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $96,305,414. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,047,639

Gross Unrealized Depreciation	(1,985,251)

Net Unrealized Appreciation	$11,062,388

Industry	Percentage of Net Assets
Agriculture	3.5%

Airlines	1.6

Auto Manufacturers	1.8

Banks	17.9

Beverages	2.2

Building Materials	1.1

Chemicals	1.6

Cosmetics/Personal Care	0.8

Diversified Financial Services	5.0

Electric	5.2

Electronics	1.0

Entertainment	1.3

Food	0.9

Forest Products and Paper	1.1

Gas	1.0

Hand/Machine Tools	1.0

Healthcare-Products	1.2

Home Builders	1.0

Insurance	2.8

Iron/Steel	0.3

Mining	3.7

Miscellaneous Manufacturing	2.0

Oil and Gas	10.0

Oil and Gas Services	2.5

Pharmaceuticals	8.1

Real Estate	1.6

Real Estate Investment Trusts	1.4

Retail	2.0

Semiconductors	3.1

Telecommunications	6.9

Water	1.0

Repurchase Agreement	7.6

Securities Lending Collateral	1.7

Other Assets and Liabilities, Net	(3.9)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP GROWTH FUND  AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 96.6%

		Austria: 2.7%

88,184		Erste Bank der Oesterreichischen Sparkassen AG	$3,921,171

119,848		Wienerberger AG	4,752,105

			8,673,276

		Belgium: 5.2%

144,764		AGFA-Gevaert NV	4,562,623

29,400		Barco NV	2,514,801

22,300		Colruyt SA	3,230,464

59,000	@	Mobistar SA	4,425,375

40,100		UCB SA	2,117,485

			16,850,748

		Bermuda: 1.1%

70,400		Frontline Ltd.	3,477,717

			3,477,717

		Canada: 3.4%

94,800		AGF Management Ltd.	1,257,523

87,100		IPSCO, Inc.	2,325,047

73,900	@,L	Precision Drilling Corp.	4,556,674

95,700	@	RONA, Inc.	2,667,596

			10,806,840

		Denmark: 3.3%

369,000		GN Store Nord	3,737,890

123,000	L	H. Lundbeck A/S	2,216,400

45,150		ISS A/S	2,400,746

68,300	@	Jyske Bank	2,201,331

			10,556,367

		Finland: 2.0%

37,400	L	Nokian Renkaat Oyj	4,050,623

89,140	L	Tietoenator Oyj	2,499,749

			6,550,372

		France: 5.8%

49,000	@	Compagnie Generale de Geophysique SA	3,049,740

55,500		Dassault Systemes SA	2,811,295

451,100		Elior	4,020,364

128,100	@	JC Decaux SA	3,187,437

78,500	L	Neopost SA	5,449,496

			18,518,332

		Germany: 5.6%

111,000	@	Freenet.de AG	2,227,309

91,700	@,L	GPC Biotech AG	1,156,705

124,400	@	Heidelberger Druckmaschinen	3,565,153

219,200	@	Hypo Real Estate Holding AG	8,201,952

78,800		Schwarz Pharma AG	2,968,517

			18,119,636

		Greece: 1.6%

161,630		Cosmote Mobile Telecommunications SA	2,916,099

87,700		Germanos SA	2,331,079

			5,247,178

Shares			Value
		Hong Kong: 2.9%

350,400		DAH Sing Financial	$2,524,744

1,176,000		Hong Kong Exchanges and Clearing Ltd.	2,677,747

2,794,000		New World Development Ltd.	2,445,367

250,000		Wing Hang Bank Ltd.	1,709,684

			9,357,542

		Ireland: 3.8%

344,900		Anglo Irish Bank Corp. PLC	6,544,567

260,200	@	Grafton Group PLC	2,333,460

154,900		Kerry Group PLC	3,467,449

			12,345,476

		Italy: 3.4%

316,600		Buzzi Unicem S.p.A.	4,339,466

53,700	@,L	e.Biscom	2,961,471

314,700		Saipem S.p.A.	3,624,307

			10,925,244

		Japan: 20.9%

657,000	L	Bank of Fukuoka Ltd.	3,733,593

98,600	@	Circle K Sunkus Co., Ltd.	2,363,094

85,800	@	FamilyMart Co., Ltd.	2,300,257

710,000		Fuji Fire & Marine Insurance Co., Ltd.	2,238,658

23,800		Funai Electric Co., Ltd.	3,098,328

623,000		Hiroshima Bank Ltd.	2,904,087

47,600	L	Hogy Medical Co., Ltd.	1,947,638

1,732,000		Hokuhoku Financial Group, Inc.	3,938,191

117,500	L	Hokuto Corp.	2,149,892

144,000	L	Japan General Estate Co., Ltd.	1,495,636

167,900		JSR Corp.	3,052,492

428,000		Kinden Corp.	2,897,937

1,460,000		Kobe Steel Ltd.	2,033,973

114,700		Komeri Co., Ltd.	2,729,785

1,524,000		Marubeni Corp.	3,995,979

822,000		Mitsui Mining & Smelting Co., Ltd.	3,245,535

143,000		Nippon Electric Glass Co., Ltd.	3,186,692

230		NTT Urban Development Corp.	974,668

56,840	@,L	Sega Sammy Holdings, Inc.	2,633,514

86,800		Shima Seiki Manufacturing Ltd.	2,800,914

344,000		Sumitomo Bakelite Co., Ltd.	2,021,710

151,000		Taiyo Yuden Co., Ltd.	1,571,403

1,016,000		Teijin Ltd.	3,940,807

2,206	@,L	UMC Japan	933,391

98,900		Uni-Charm Corp.	4,989,719

			67,177,893

		Luxembourg: 1.8%

1,426,100	@	Gemplus Intl. SA	2,987,087

80,100	@	SBS Broadcasting SA	2,758,644

			5,745,731

		Netherlands: 2.1%

71,000		Aalberts Industries NV	2,642,689

114,500	@,L	ASM Intl. NV	1,662,812

174,966		Vedior NV	2,573,496

			6,878,997

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP GROWTH FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		Norway: 4.1%

173,200	@	Golar LNG Ltd.	$2,748,497

306,200	L	Smedvig ASA	3,816,465

548,400		Storebrand ASA	4,173,113

276,800		Tandberg ASA	2,607,296

			13,345,371

		Panama: 1.4%

242,200		Banco Latinoamericano de Exportaciones SA	4,439,526

			4,439,526

		Singapore: 2.1%

2,857,000	L	Hi-P Intl. Ltd.	3,088,075

762,000		Keppel Corp. Ltd.	3,664,536

			6,752,611

		South Korea: 1.1%

534,870		Industrial Bank of Korea	3,386,340

			3,386,340

		Spain: 3.5%

45,516	@	Antena 3 de Television SA	2,915,195

280,500		Cortefiel SA	3,660,768

256,400		Red Electrica de Espana	4,776,596

			11,352,559

		Sweden: 2.8%

747,100		Eniro AB	6,317,767

246,800		Getinge AB	2,758,320

			9,076,087

		Switzerland: 4.5%

34,316	@	Actelion NV	3,925,195

4,348		Geberit AG	2,824,152

21,991		Nobel Biocare Holding AG	3,586,929

6,300		SGS SA	4,007,642

			14,343,918

		United Kingdom: 11.5%

504,500		BPB PLC	3,880,151

342,000		Burberry Group PLC	2,448,622

229,000		Close Brothers Group PLC	2,791,232

168,900		Cobham PLC	4,279,433

358,500		De Vere Group PLC	2,791,739

751,500		HMV Group PLC	3,308,725

791,700		Kesa Electricals PLC	3,953,240

162,800		Man Group PLC	3,903,135

330,000		Punch Taverns PLC	3,349,791

698,000		Rank Group PLC	3,663,738

314,900		United Business Media PLC	2,755,721

			37,125,527

		Total Common Stock (Cost $255,679,337)	311,053,288

PREFERRED STOCK: 1.0%

		Germany: 1.0%

170,550		ProSieben SAT.1 Media AG	3,048,120

		Total Preferred Stock (Cost $1,565,487)	3,048,120

		Total Long-Term Investments (Cost $257,244,824)	314,101,408

Principal Amount	Value

SHORT-TERM INVESTMENTS: 8.0%

	Securities Lending CollateralCC: 8.0%

$25,838,199	The Bank of New York Institutional Cash Reserves Fund		$25,838,199

	Total Short-Term Investments (Cost $25,838,199)		25,838,199

Total Investments In	Securities (Cost $283,083,023)*	105.6%	$339,939,607

	Other Assets and Liabilities-Net	(5.6)	(18,004,044)

	Net Assets	100.0%	$321,935,563

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $283,103,746. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,060,311

Gross Unrealized Depreciation	(7,224,450)

Net Unrealized Appreciation	$56,835,861

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP GROWTH FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	1.0%

Aerospace/Defense	1.3

Agriculture	0.7

Apparel	0.8

Auto Parts and Equipment	1.3

Banks	13.4

Biotechnology	0.4

Building Materials	4.9

Chemicals	1.6

Commercial Services	3.9

Computers	1.7

Cosmetics/Personal Care	1.5

Distribution/Wholesale	1.2

Diversified Financial Services	3.3

Electric	1.5

Electrical Components and Equipment	1.0

Electronics	2.3

Engineering and Construction	1.7

Food	2.1

Food Service	1.2

Healthcare - Products	2.6

Holding Companies - Diversified	1.1

Insurance	2.0

Internet	0.7

Iron/Steel	1.3

Leisure Time	0.8

Lodging	0.9

Machinery - Diversified	2.0

Media	5.5

Mining	1.0

Miscellaneous Manufacturing	3.2

Office/Business Equipment	1.7

Oil and Gas	1.4

Oil and Gas Services	3.3

Pharmaceuticals	3.5

Real Estate	0.8

Retail	9.0

Semiconductors	0.8

Software	0.9

Telecommunications	5.2

Textiles	1.2

Transportation	1.9

Securities Lending Collateral	8.0

Other Assets and Liabilities, Net	(5.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND  AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 97.8%

		Belgium: 1.2%

1,317,000		InBev	$46,801,959

			46,801,959

		Brazil: 5.7%

10,027,700		Centrais Eletricas Brasileiras SA ADR	77,946,315

2,251,600		Petroleo Brasileiro SA ADR	73,402,160

179,388	L	Tele Centro Oeste Celular Participacoes SA ADR	1,653,957

13,898	@	Tele Leste Celular Participacoes SA ADR	159,132

2,532,786		Tele Norte Leste Participacoes SA ADR	33,128,842

1,208,600		Telecomunicacoes Brasileiras SA ADR	31,858,696

111,928	L	Tim Participacoes SA ADR	1,588,258

			219,737,360

		Canada: 0.7%

12,138,000	L	Bombardier, Inc.	27,863,415

			27,863,415

		France: 6.2%

6,104,200	@	Alcatel SA	89,281,144

1,463,100		Compagnie Generale des Etablissements Michelin	79,672,910

2,404,100	@	France Telecom SA	68,929,773

			237,883,827

		Germany: 10.3%

2,302,720	@	Bayerische Hypo-und Vereinsbank AG	45,153,020

2,001,693	@	Commerzbank AG	36,662,744

5,377,300	@	Deutsche Telekom AG	103,312,072

505,588		E.ON AG	41,234,718

1,150,000	@	Heidelberger Druckmaschinen	32,957,603

411,200	@	Hypo Real Estate Holding AG	15,386,145

702,081		Schering AG	45,021,683

1,775,200	L	Volkswagen AG	78,955,886

			398,683,871

		Hong Kong: 1.2%

3,160,236		Jardine Matheson Holdings Ltd.	46,771,493

			46,771,493

		Italy: 3.0%

20,025,100		Banca Intesa S.p.A.	82,035,476

10,329,085		Telecom Italia S.p.A.	34,383,753

			116,419,229

		Japan: 19.9%

1,851,800		Daiichi Pharmaceutical Co., Ltd.	36,018,733

12,859,700		Hitachi Ltd.	80,489,413

9,496		Japan Tobacco, Inc.	83,298,110

4,914,000		Matsushita Electric Industrial Co., Ltd.	71,103,085

3,262		Millea Holdings, Inc.	42,952,997

20,838,000		Mitsubishi Heavy Industries Ltd.	58,422,216

Shares			Value
7,376		Mitsubishi Tokyo Financial Group, Inc.	$62,406,367

4,932,000		Mitsui Sumitomo Insurance Co., Ltd.	40,399,097

2,211,116		Nippon Oil Corp.	14,022,260

13,125		Nippon Telegraph & Telephone Corp.	55,704,570

1,049,000		Ono Pharmaceutical Co., Ltd.	49,096,243

1,726,900		Sankyo Co., Ltd.	35,844,285

11,494		Sumitomo Mitsui Financial Group, Inc.	74,634,465

509,000		TDK Corp.	35,235,989

815,000		Yamanouchi Pharmaceutical Co., Ltd.	29,872,155

			769,499,985

		Mexico: 1.6%

357,316		Cemex SA de CV ADR	10,355,018

1,471,160		Telefonos de Mexico SA de CV ADR	50,372,518

			60,727,536

		Netherlands: 5.0%

1,737,200	L	Akzo Nobel NV	65,368,700

7,031,641	@	Koninklijke Ahold NV	48,749,812

1,337,400	L	Unilever NV	77,768,360

			191,886,872

		New Zealand: 1.4%

13,335,944		Telecom Corp. of New Zealand Ltd.	52,863,307

			52,863,307

		Portugal: 2.0%

6,709,676		Portugal Telecom SGPS SA	75,632,380

			75,632,380

		Russia: 1.5%

477,800		LUKOIL ADR	59,725,000

			59,725,000

		Singapore: 3.7%

	3,652,191	DBS Group Holdings Ltd.	34,257,058

6,060,800	#	DBS Group Holdings Ltd. ADR	56,777,573

6,239,000		Oversea-Chinese Banking Corp.	51,723,766

		142,758,397

		South Korea: 2.8%

5,419,800	L	Korea Electric Power Corp. ADR	62,219,304

2,550,500		KT Corp. ADR	47,082,230

			109,301,534

		Spain: 5.8%

7,054,133	L	Banco Bilbao Vizcaya Argentaria SA	110,841,226

6,806,060	@	Telefonica SA	112,641,166

			223,482,392

		Switzerland: 5.9%

552,900		Nestle SA	130,564,045

91,700		Swisscom AG	33,023,851

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		Switzerland (continued)

446,274	@	Zurich Financial Services AG	$63,500,711

			227,088,607

		United Kingdom: 19.2%

3,107,600		Abbey National PLC	35,991,543

22,621,100		BAE Systems PLC	98,916,465

4,901,200		British American Tobacco PLC	73,657,772

12,269,781		BT Group PLC	41,860,987

68,328,632	@	Corus Group PLC	61,027,301

15,012,600		Friends Provident PLC	37,476,265

4,203,100		GlaxoSmithKline PLC	88,381,529

18,801,490		Imperial Chemical Industries PLC	72,333,520

78,261,262	@	Invensys PLC	21,893,456

11,046,451	L	Marks & Spencer Group PLC	72,732,910

21,344,356		Morrison WM Supermarkets	88,631,589

35,348,000		Royal & Sun Alliance Insurance Group	48,459,925

			741,363,262

		Venezuela: 0.7%

1,216,822		Cia Anonima Nacional Telefonos de Venezuela ADR	27,986,906

			27,986,906

		Total Common Stock (Cost $3,415,854,603)	3,776,477,332

Principal Amount			Value
SHORT-TERM INVESTMENTS: 4.5%

	Securities Lending CollateralCC: 4.5%

$172,486,707	The Bank of New York Institutional Cash Reserves Fund		172,486,707

		Total Short-Term Investments (Cost $172,486,707)	172,486,707

Total Investments In Securities (Cost 3,588,341,310	$ )*	102.3%	$3,948,964,039

	Other Assets and Liabilities-Net	(2.3)	(89,100,575)

	Net Assets	100.0%	$3,859,863,464

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $3,615,863,170. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$657,576,556

Gross Unrealized Depreciation	(324,475,687)

Net Unrealized Appreciation	$333,100,869

Industry	Percentage of Net Assets
Aerospace/Defense	2.6%

Agriculture	4.1

Auto Manufacturers	2.0

Auto Parts and Equipment	2.1

Banks	15.6

Beverages	1.2

Building Materials	0.3

Chemicals	3.6

Computers	0.9

Electric	4.7

Electrical Components and Equipment	2.1

Food	9.0

Holding Companies - Diversified	1.2

Home Furnishings	1.8

Insurance	6.0

Iron/Steel	1.6

Machinery - Diversified	0.9

Miscellaneous Manufacturing	2.8

Oil and Gas	3.8

Pharmaceuticals	7.4

Retail	1.9

Telecommunications	22.2

Securities Lending Collateral	4.5

Other Assets and Liabilities, Net	(2.3)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING PRECIOUS METALS FUND  AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 88.8%

		Australia: 6.9%

300,000		Newcrest Mining Ltd.	$3,750,376

3,500,000	@,I	Oxiana Ltd.	2,544,747

			6,295,123

		Canada: 56.8%

403,500		Agnico-Eagle Mines Ltd.	6,234,076

240,000		Barrick Gold Corp.	5,402,400

75,000	@	Bema Gold Corp.	226,891

550,000	@	Cambior, Inc.	1,672,884

165,000	@	Centerra Gold, Inc.	2,908,383

547,700	@	Gammon Lake Resources, Inc.	2,995,006

264,400	@	Glamis Gold Ltd.	5,235,360

235,000		Goldcorp, Inc.	3,252,400

183,600		Iamgold Corp.	1,388,016

350,000	@	Kinross Gold Corp.	2,604,000

330,000	@	Meridian Gold, Inc.	5,580,192

150,000	@	PAN American Silver Corp.	2,523,000

233,500		Placer Dome, Inc.	4,961,875

8,000,000	@	Queenstake Resources Ltd.	3,607,297

1,428,500	@	RIO Narcea Gold Mines Ltd.	3,220,639

200,000	@	Shore Gold, Inc.	344,333

			52,156,752

		Jersey: 3.5%

300,000	@	Randgold Resources Ltd. ADR	3,264,000

			3,264,000

		Peru: 2.8%

102,000		Cia de Minas Buenaventura SA ADR	2,533,680

			2,533,680

		South Africa: 4.3%

271,100		Gold Fields Ltd. ADR	3,909,262

			3,909,262

		United Kingdom: 4.8%

157,500		Lonmin PLC	2,952,248

145,000	@	Peter Hambro Mining PLC	1,453,953

			4,406,201

		United States: 9.7%

65,000		Freeport-McMoRan Copper & Gold, Inc.	2,354,300

450,000	@	Hecla Mining Co.	3,033,000

75,000		Newmont Mining Corp.	3,564,000

			8,951,300

		Total Common Stock (Cost $61,698,261)	81,516,318

WARRANTS: 0.1%

		Canada: 0.1%

17,500	@	Agnico-Eagle Mines Ltd., expires 11/14/07	64,400

15,000	@	Kinross Gold Corp., expires 12/05/07	7,993

		Total Warrants (Cost $61,663)	72,393

		Total Long-Term Investments (Cost $61,759,924)	81,588,711

Principal Amount			Value
SHORT-TERM INVESTMENTS: 11.6%

	Repurchase Agreement: 11.6%

$10,651,000	Morgan Stanley Repurchase Agreement dated 10/29/04, 1.840%, due 11/01/04, $10,652,633 to be received upon repurchase (Collateralized by $10,985,000 various U.S. Government Agency Obligations, 4.125%-5.375%, Market Value plus accrued interest $10,864,723, due 01/30/12-07/16/18)		$10,651,000

	Total Short-Term Investments (Cost $10,651,000)		10,651,000

Total Investments In	Securities (Cost $72,410,924)*	100.5%	$92,239,711

	Other Assets and Liabilities-Net	(0.5)	(483,545)

	Net Assets	100.0%	$91,756,166

@  Non-income producing security

ADR  American Depositary Receipt

I  Illiquid security

*  Cost for federal income tax purposes is $74,362,067. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$18,457,289

Gross Unrealized Depreciation	(579,645)

Net Unrealized Appreciation	$17,877,644

Industry	Percentage of Net Assets
Diamonds/Precious Stones	0.4%

Diversified Minerals	6.7

Gold Mining	63.9

Metal - Diversified	5.9

Platinum	3.2

Precious Metals	3.3

Silver Mining	5.5

Repurchase Agreement	11.6

Other Assets and Liabilities, Net	(0.5)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND  AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 89.3%

		Banks: 5.2%

24,000		Sberbank RF	$11,064,000

			11,064,000

		Beverages: 0.4%

30,300	@,#	Efes Breweries Intl. NV GDR	840,825

			840,825

		Cosmetics/Personal Care: 0.9%

100,000	@	Kalina	1,905,000

			1,905,000

		Electric: 5.0%

4,200,000	@,I	Konakovskaya Gres	2,520,000

26,000,000		Unified Energy System	8,138,000

			10,658,000

		Internet: 1.0%

790,000	@	RBC Information Systems	2,022,400

			2,022,400

		Investment Companies: 5.5%

197,500	@,I	Novy Neft Ltd.	3,572,281

365,000	@,I	Novy Neft II Ltd.	4,900,125

170,000	@	Vostok Nafta Investment Ltd.	3,106,922

			11,579,328

		Iron/Steel: 5.0%

26,000		Cherepovets MK Severstal	5,031,000

105,000	@	Mechel Steel Group OAO ADR	2,152,500

3,300,000		Novolipetsk Iron and Steel Corp.	3,366,000

			10,549,500

		Metal Fabricate/Hardware: 1.4%

30,000		Verkhnaya Salda Metallurgical Production Association	2,958,000

			2,958,000

		Mining: 9.0%

230,000	@	Celtic Resources Holdings PLC	1,605,645

283,000		MMC Norilsk Nickel ADR	17,574,300

			19,179,945

		Oil and Gas: 39.9%

330,000		LUKOIL ADR	41,250,000

110,000		OAO Tatneft ADR	3,745,500

90,000	@	Surgutneftegaz ADR Preferred	4,734,000

300,000	@	Surgutneftegaz ADR	11,970,000

2,500,000	@	Sibneft	9,250,000

1,710,000	@	Tyumen Oil Co.	5,232,600

2,100,000	@	YUKOS Oil Co.	8,631,000

			84,813,100

		Telecommunications: 16.0%

7,750,000		Central Telecommunications Co.	2,604,000

50,000		Golden Telecom, Inc.	1,424,500

44,000		Mobile Telesystems OJSC ADR	6,385,280

135,000		Moscow City Telephone Network	1,755,000

60,600,000		OAO Sibirtelecom	3,793,560

1,000,000		Rostelecom	2,300,000

95,000,000		Uralsvyazinform	3,933,000

64,000	@	Vimpel-Communications ADR	7,296,000

Shares			Value
1,350,000		VolgaTelecom	$4,387,500

			33,878,840

		Total Common Stock (Cost $157,416,406)	189,448,938

PREFERRED STOCK: 5.5%

		Electric: 0.8%

6,000,000		Unified Energy System	1,626,000

			1,626,000

		Oil and Gas: 0.6%

29,900,000	@	Achinsk Refinery	1,345,500

			1,345,500

		Pipelines: 2.6%

6,000		Transneft	5,670,000

			5,670,000

		Telecommunications: 1.5%

71,082,514		Uralsvyazinform	1,883,686

558,030		VolgaTelecom	1,219,296

			3,102,982

		Total Preferred Stock (Cost $7,793,245)	11,744,482

Total Investments In	Securities (Cost $165,209,651)*	94.8%	$201,193,420

Other Assets and	Liabilities-Net	5.2	10,987,051

	Net Assets	100.0%	$212,180,471

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

I  Illiquid security

*  Cost for federal income tax purposes is $165,646,753. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$53,182,932

Gross Unrealized Depreciation	(17,636,265)

Net Unrealized Appreciation	$35,546,667

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 94.9%

		Australia: 7.0%

23,336		Alumina Ltd.	$95,708

11,255		Australia & New Zealand Banking Group Ltd.	172,310

49,536		Foster's Group Ltd.	186,963

15,405		Santos Ltd.	95,164

19,766		Stockland	87,112

7,138		Suncorp-Metway Ltd.	91,350

8,324		TABCORP Holdings Ltd.	93,316

53,477		Telstra Corp. Ltd.	186,310

3,965		Wesfarmers Ltd.	102,942

15,253	@	Westfield Group	170,899

			1,282,074

		Belgium: 2.1%

5,044	@	Belgacom SA	184,787

7,617		Fortis	193,672

			378,459

		Bermuda: 0.6%

2,200		Frontline Ltd.	108,678

			108,678

		Brazil: 1.1%

4,500		Cia Energetica de Minas Gerais ADR	104,040

3,800		Uniao de Bancos Brasileiros SA GDR	100,510

			204,550

		Canada: 3.1%

7,700		BCE, Inc.	178,588

2,775		Enerplus Resources Fund	90,743

2,700		National Bank of Canada	107,978

7,989		TransCanada Corp.	180,968

			558,277

		Chile: 0.3%

4,800		Cia de Telecomunicaciones de Chile SA ADR	49,584

			49,584

		China: 0.9%

304,000		PetroChina Co., Ltd.	159,836

			159,836

		Czech Republic: 0.7%

	3,000	Komercni Banka AS GDR	124,500

			124,500

		Denmark: 2.1%

7,300		Danske Bank A/S	203,789

5,000		TDC A/S	185,409

			389,198

		Finland: 1.6%

6,000		Fortum Oyj	91,753

	9,700	UPM-Kymmene Oyj	191,643

			283,396

		France: 0.5%

4,682	@	PagesJaunes SA	94,637

			94,637

Shares		Value
	Hong Kong: 1.4%

37,000	Citic Pacific Ltd.	$94,612

29,500	CLP Holdings Ltd.	169,385

		263,997

	Indonesia: 0.5%

200,500	Telekomunikasi Indonesia Tbk PT	95,939

		95,939

	Ireland: 1.0%

10,362	Allied Irish Banks PLC	180,795

		180,795

	Italy: 6.5%

21,170	Enel S.p.A.	191,167

11,223	ENI S.p.A.	256,024

9,310	Riunione Adriatica di Sicurta S.p.A.	196,653

34,863	Snam Rete Gas S.p.A.	176,802

30,687	TIM S.p.A.	180,838

34,606	UniCredito Italiano S.p.A.	185,803

		1,187,287

	Netherlands: 1.5%

5,011	Royal Dutch Petroleum Co.	271,727

		271,727

	New Zealand: 1.0%

44,265	Telecom Corp. of New Zealand Ltd.	175,465

		175,465

	Norway: 1.0%

22,000	DNB NOR ASA	186,565

		186,565

	Panama: 0.4%

4,200	Banco Latinoamericano de Exportaciones SA	76,986

		76,986

	Singapore: 1.3%

24,918	Singapore Press Holdings Ltd.	70,436

21,000	United Overseas Bank Ltd.	170,415

		240,851

	South Africa: 3.0%

2,126	Impala Platinum Holdings Ltd.	170,287

9,851	Sasol Ltd.	194,380

20,077	Standard Bank Group Ltd.	175,419

		540,086

	South Korea: 0.9%

4,260	Hanjin Shipping	82,275

8,160	Kia Motors Corp.	76,641

		158,916

	Spain: 1.5%

8,982	Endesa SA	182,405

2,650	Fomento de Construcciones y Contratas SA	100,839

		283,244

	Sweden: 2.5%

9,100	ForeningsSparbanken AB	191,217

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Shares		Value
	Sweden (continued)

5,100	Sandvik AB	$190,979

7,400	Skanska AB	80,593

		462,789

	Thailand: 0.5%

38,000	Advanced Info Service PCL	86,669

		86,669

	United Kingdom: 13.4%

11,778	Alliance & Leicester PLC	185,711

43,962	BAE Systems PLC	192,235

20,230	Barratt Developments PLC	187,622

11,464	BOC Group PLC	184,686

13,524	Diageo PLC	180,875

57,880	Dixons Group PLC	182,331

13,296	Gallaher Group PLC	168,101

46,577	GKN PLC	182,702

8,184	GlaxoSmithKline PLC	172,090

18,573	Kelda Group PLC	190,485

21,646	Lloyds TSB Group PLC	171,014

9,362	Provident Financial PLC	100,265

33,372	Rank Group PLC	175,166

10,879	Severn Trent PLC	182,674

		2,455,957

	United States: 38.5%

5,792	Altria Group, Inc.	280,681

4,015	Ameren Corp.	192,720

5,800	American Capital Strategies Ltd.	179,510

5,832	Annaly Mortgage Management, Inc.	104,859

4,719	Bank of America Corp.	211,363

7,327	Bristol-Myers Squibb Co.	171,672

5,309	Cinergy Corp.	209,811

4,679	Citigroup, Inc.	207,607

7,571	Citizens Communications Co.	101,451

7,334	ConAgra Foods, Inc.	193,617

4,262	Deluxe Corp.	162,340

2,100	Developers Diversified Realty Corp.	87,780

2,600	Duke Realty Corp.	88,660

4,160	Eastman Chemical Co.	197,476

2,900	Equity Office Properties Trust	81,548

5,600	Equity Residential	186,760

4,897	General Motors Corp.	188,780

3,000	Health Care Property Investors, Inc.	83,490

1,900	Hospitality Properties Trust	81,415

4,505	IMPAC Mortgage Holdings, Inc.	101,858

4,075	iStar Financial, Inc.	168,787

4,520	JPMorgan Chase & Co.	174,472

2,486	Kerr-McGee Corp.	147,221

5,518	Keycorp	185,350

3,900	Kinder Morgan Energy Partners LP	180,609

7,973	May Department Stores Co.	207,777

5,336	Merck & Co., Inc.	167,070

6,100	Microsoft Corp.	170,739

4,327	National City Corp.	168,623

4,405	Progress Energy, Inc.	181,927

4,488	Public Service Enterprise Group, Inc.	191,144

2,134	Rayonier, Inc.	101,152

8,071	Regal Entertainment Group	160,694

5,339	Regions Financial Corp.	187,292

2,619	Reynolds American, Inc.	180,344

5,488	RR Donnelley & Sons Co.	172,598

7,428	Sara Lee Corp.	172,924

Shares			Value
5,461		Southern Co.	$172,513

3,455		Thornburg Mortgage, Inc.	98,709

4,937		UST, Inc.	203,207

4,321		Verizon Communications, Inc.	168,951

2,900		Vornado Realty Trust	194,880

4,649		Washington Mutual, Inc.	179,963

			7,050,344

		Total Common Stock (Cost $16,126,892)	17,350,806

EQUITY-LINKED SECURITIES: 2.8%

		India: 0.7%

17,600	@	Hindustan Petroleum Corp.	119,152

			119,152

		Luxembourg: 0.3%

18,400	@	Canara Bank	59,064

			59,064

		Taiwan: 1.8%

57,797	@	ABN AMRO Holding NV	64,733

92,444	@	Acer, Inc.	134,968

125,235	@	China Steel Corp.	126,487

			326,188

		Total Equity-Linked Securities (Cost $482,188)	504,404

Total Investments In	Securities (Cost $16,609,080)*	97.7%	$17,855,210

	Other Assets and Liabilities-Net	2.3	418,944

	Net Assets	100.0%	$18,274,154

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

*  Cost for federal income tax purposes is $16,614,087. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,435,700

Gross Unrealized Depreciation	(194,577)

Net Unrealized Appreciation	$1,241,123

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.5%

Aerospace/Defense	1.1

Agriculture	4.6

Auto Manufacturers	1.5

Auto Parts and Equipment	1.0

Banks	18.6

Beverages	2.0

Chemicals	2.1

Commercial Services	2.8

Computers	0.7

Diversified Financial Services	2.6

Electric	9.2

Engineering and Construction	1.0

Entertainment	1.4

Food	2.0

Forest Products and Paper	1.6

Gas	1.0

Hand/Machine Tools	1.0

Holding Companies - Diversified	0.5

Home Builders	1.0

Insurance	1.1

Investment Companies	1.0

Iron/Steel	0.7

Media	0.4

Mining	1.5

Miscellaneous Manufacturing	0.6

Oil and Gas	7.3

Pharmaceuticals	2.8

Pipelines	2.0

Real Estate	1.4

Real Estate Investment Trusts	7.0

Retail	2.1

Savings and Loans	1.0

Software	0.9

Telecommunications	8.7

Transportation	1.0

Water	2.0

Other Assets and Liabilities, Net	2.3

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND  AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 96.6%

		Australia: 6.4%

200,000		Centro Properties Group	$723,047

515,000		Macquarie Goodman Industrial Trust	774,386

1,275,000		Macquarie ProLogis Trust	1,095,215

146,800		Stockland	646,973

333,078	@	Westfield Group	3,731,889

			6,971,510

		Belgium: 1.9%

48,700		Warehouses De Pauw SCA	2,072,735

			2,072,735

		Canada: 3.2%

85,500		Boardwalk Real Estate Investment Trust	1,232,294

100,000		O&Y Real Estate Investment Trust	1,090,387

80,100		RioCan Real Estate Investment Trust	1,141,988

			3,464,669

		France: 8.1%

23,928		Gecina SA	2,069,306

190,000	@	Nexity SA	4,517,174

16,400		Unibail	2,159,069

			8,745,549

		Greece: 2.0%

146,100		Babis Vovos Intl. Technical Co.	2,165,990

			2,165,990

		Hong Kong: 7.5%

241,600		Cheung Kong Holdings Ltd.	2,001,062

675,000		Hang Lung Group Ltd.	1,106,726

500,000		Hysan Development Co., Ltd.	829,598

335,000		Sun Hung Kai Properties Ltd.	3,100,789

320,000		Wharf Holdings Ltd.	1,053,963

			8,092,138

		Italy: 0.9%

1,150,000		Beni Stabili S.p.A.	998,758

			998,758

		Japan: 6.4%

75		Japan Retail Fund Investment Corp.	598,220

30,000		Joint Corp.	672,593

177,200		Mitsui Fudosan Co., Ltd.	1,877,196

516		NTT Urban Development Corp.	2,186,646

100		Orix JREIT, Inc.	624,353

89,300		Sumitomo Realty & Development Co., Ltd.	980,840

			6,939,848

		Netherlands: 1.8%

14,000		Eurocommercial Properties NV	466,974

22,400		Rodamco Europe NV	1,522,642

			1,989,616

		Singapore: 2.0%

564,000		Ascendas Real Estate Investment Trust	528,293

980,000		CapitaLand Ltd.	1,089,091

Shares			Value
143,000		City Developments Ltd.	$540,953

			2,158,337

		Spain: 1.1%

33,000		Inmobiliaria Colonial	1,141,980

			1,141,980

		United Kingdom: 10.5%

110,000		British Land Co. PLC	1,502,605

197,700		Brixton PLC	1,089,454

143,500		Capital & Regional PLC	1,498,526

76,000		Hammerson PLC	1,020,738

125,250		Land Securities Group PLC	2,741,926

67,000		Liberty Intl. PLC	1,057,107

166,000		Slough Estates PLC	1,383,188

241,100		Unite Group PLC	1,069,544

			11,363,088

		United States: 44.8%

79,200		Archstone-Smith Trust	2,657,160

55,800		Arden Realty, Inc.	1,901,664

32,800		AvalonBay Communities, Inc.	2,147,416

44,200		Boston Properties, Inc.	2,639,624

41,100		Camden Property Trust	1,865,940

56,700		Catellus Development Corp.	1,635,228

59,000		Corporate Office Properties Trust SBI MD	1,617,780

63,200		Developers Diversified Realty Corp.	2,641,760

27,400		Essex Property Trust, Inc.	2,149,804

48,800		General Growth Properties, Inc.	1,609,912

47,000		Liberty Property Trust	1,905,850

46,400		Macerich Co.	2,772,400

24,000		Mack-Cali Realty Corp.	1,060,080

75,000		Maguire Properties, Inc.	1,961,250

48,000		Mills Corp.	2,661,600

180,500		Omega Healthcare Investors, Inc.	2,034,235

19,000		Pan Pacific Retail Properties, Inc.	1,076,350

71,200		ProLogis	2,775,376

43,000		Regency Centers Corp.	2,100,980

55,300		Simon Property Group, Inc.	3,225,095

49,200		SL Green Realty Corp.	2,697,144

22,500		Starwood Hotels & Resorts Worldwide, Inc.	1,073,925

31,900		Vornado Realty Trust	2,143,680

			48,354,253

		Total Common Stock (Cost $88,973,673)	104,458,471

WARRANTS: 0.0%

		United States: 0.0%

4,880	@	General Growth Properties, Inc., expires 11/09/04	4,918

		Total Warrants (Cost $-)	4,918

Total Investments In Securities (Cost $88,973,673)*	96.6%	$104,463,389

Other Assets and Liabilities-Net	3.4	3,651,006

Net Assets	100.0%	$108,114,395

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

@  Non-income producing security

*  Cost for federal income tax purposes is $91,121,074. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,397,794

Gross Unrealized Depreciation	(55,479)

Net Unrealized Appreciation	$13,342,315

Industry	Percentage of Net Assets
Apartments	8.2%

Building-Heavy Construction	2.0

Diversified	7.0

Health Care	1.9

Hotels and Motels	1.0

Office Property	12.6

Property Trust	6.4

Real Estate Management/Services	10.2

Real Estate Operations/Development	24.8

Regional Malls	9.5

Shopping Centers	7.0

Warehouse/Industrial	6.0

Other Assets and Liabilities, Net	3.4

Net Assets	100.0%

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND  AS OF OCTOBER 31, 2004

Shares			Value
COMMON STOCK: 98.6%

		Belgium: 1.3%

58,400		Fortis	$1,484,899

			1,484,899

		Bermuda: 0.6%

20,815		Tyco Intl. Ltd.	648,387

			648,387

		Canada: 2.4%

26,532		EnCana Corp.	1,313,821

25,100		Methanex Corp.	394,068

48,000		Placer Dome, Inc.	1,030,243

			2,738,132

		China: 0.7%

6,000		Jiangxi Copper Co., Ltd.	3,185

402,000		Maanshan Iron & Steel	141,009

189,000		Weiqiao Textile Co.	276,025

19,000	@	Wumart Stores, Inc.	32,467

1,063,000		Zijin Mining Group Co., Ltd.	415,018

			867,704

		Finland: 0.6%

37,200		UPM-Kymmene Oyj	734,963

			734,963

		France: 3.2%

7,351		Lafarge SA	670,899

6,559		Schneider Electric SA	435,034

8,167		Societe Generale	758,233

8,820		Total SA	1,835,513

			3,699,679

		Germany: 3.0%

14,650		Deutsche Boerse AG	730,224

19,999		RWE AG	1,058,415

18,000		Schering AG	1,154,269

6,246		Siemens AG	465,971

			3,408,879

		Greece: 0.7%

28,150		Alpha Bank SA	806,655

			806,655

		Hong Kong: 0.7%

489,000		Cathay Pacific Airways Ltd.	847,389

			847,389

		Hungary: 0.6%

25,860		OTP Bank Rt.	653,133

			653,133

		Ireland: 0.4%

29,600		Irish Life & Permanent PLC	497,063

			497,063

		Japan: 7.7%

85,000		Amano Corp.	702,780

88,600		Chugai Pharmaceutical Co., Ltd.	1,384,941

46,000		Hino Motors Ltd.	305,274

34,000		Isetan Co., Ltd.	345,998

59		Japan Retail Fund Investment Corp.	470,600

Shares			Value
7,900		Kyocera Corp.	$571,294

60		Mitsubishi Tokyo Financial Group, Inc.	507,644

76,000		Nomura Holdings, Inc.	924,608

14,000		Promise Co., Ltd.	888,840

64,000		Sekisui House Ltd.	659,100

6,000		Takefuji Corp.	378,176

42,800		Toyota Motor Corp.	1,657,244

			8,796,499

		Malaysia: 2.2%

548,100		AMMB Holdings Bhd	476,366

33,200		British American Tobacco Malaysia Bhd	397,526

257,000		Commerce Asset Holdings Bhd	311,282

448,100		Malayan Banking Bhd	1,297,723

			2,482,897

		Mexico: 0.9%

300,500		Wal-Mart de Mexico SA de CV	983,362

			983,362

		Netherlands: 2.8%

71,900	@	ASML Holding NV	1,024,715

39,700		Royal Dutch Petroleum Co.	2,152,942

			3,177,657

		New Zealand: 0.6%

342,000		Fisher & Paykel Healthcare Corp.	679,630

			679,630

		Singapore: 3.0%

97,800	@	CapitaCommercial Trust	73,412

763,500	L	CapitaLand Ltd.	848,491

152,000		DBS Group Holdings Ltd.	1,425,739

136,300		United Overseas Bank Ltd.	1,106,073

			3,453,715

		Spain: 1.4%

31,588		Banco Bilbao Vizcaya Argentaria SA	496,341

68,500		Telefonica SA	1,133,684

			1,630,025

		Sweden: 0.8%

80,544		Swedish Match AB	887,057

			887,057

		Switzerland: 4.7%

12,600	@	Credit Suisse Group	430,719

24,486		Novartis AG	1,169,871

14,882		Roche Holding AG	1,518,781

44,800		STMicroelectronics NV	826,506

20,400		UBS AG	1,472,522

			5,418,399

		United Kingdom: 8.1%

147,800		BP PLC	1,432,771

44,000		Diageo PLC	588,471

53,529		GlaxoSmithKline PLC	1,125,592

84,513		Imperial Tobacco Group PLC	1,973,498

719,240		Legal & General Group PLC	1,306,926

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Shares			Value
		United Kingdom (continued)

33,850		Rio Tinto PLC	$888,037

781,068		Vodafone Group PLC	2,004,567

			9,319,862

		United States: 52.2%

9,950		3M Co.	771,821

16,480		Abbott Laboratories	702,542

10,120		Air Products & Chemicals, Inc.	538,182

27,400		Alcoa, Inc.	890,500

6,680		Allergan, Inc.	478,021

16,100	@	Alliant Techsystems, Inc.	925,588

15,040		Altria Group, Inc.	728,838

20,920		American Intl. Group, Inc.	1,270,053

16,490	@	Amgen, Inc.	936,632

21,190	@	Avaya, Inc.	305,136

33,650		Baker Hughes, Inc.	1,441,230

18,150	@	Barr Pharmaceuticals, Inc.	683,348

10,575	@	Biogen Idec, Inc.	615,042

20,960		BJ Services Co.	1,068,960

16,830		Boeing Co.	839,817

8,610		Capital One Financial Corp.	635,074

17,690		Carnival Corp.	894,406

23,000	@	Celgene Corp.	681,260

38,040		Cendant Corp.	783,244

9,400		Chubb Corp.	678,022

77,380	@	Cisco Systems, Inc.	1,486,470

20,240		Citigroup, Inc.	898,049

25,220	@	Comcast Corp.	732,389

15,180		CVS Corp.	659,723

17,900	@	Dell, Inc.	627,574

20,380		Dow Chemical Co.	915,877

59,280	@	E*Trade Financial Corp.	764,712

14,600	@	eBay, Inc.	1,425,106

6,820	@	Electronic Arts, Inc.	306,354

59,300	@	EMC Corp.	763,191

6,680		General Dynamics Corp.	682,162

18,730		General Electric Co.	639,068

22,120	@	Gilead Sciences, Inc.	766,016

11,280		Goldman Sachs Group, Inc.	1,109,726

9,810		Guidant Corp.	653,542

10,300		Harley-Davidson, Inc.	592,971

5,700	@	Inamed Corp.	302,955

72,660		Intel Corp.	1,617,411

14,850		International Business Machines Corp.	1,332,788

26,000	@	iShares Goldman Sachs Semiconductor Index Fund	1,322,620

35,340		Johnson & Johnson	2,063,149

14,560	@	Kohl's Corp.	739,066

11,240		Lehman Brothers Holdings, Inc.	923,366

12,900		Lowe's Cos., Inc.	726,012

13,635		Marriott Intl., Inc.	742,971

16,850		Merck & Co., Inc.	527,574

89,140		Microsoft Corp.	2,495,029

9,730	@	National-Oilwell, Inc.	327,998

10,500		Oshkosh Truck Corp	618,450

12,720		PACCAR, Inc.	881,623

25,210	@	Par Pharmaceutical Cos., Inc.	994,535

12,940		PepsiCo, Inc.	641,565

86,650		Pfizer, Inc.	2,508,517

13,515		Praxair, Inc.	570,333

28,490		Procter & Gamble Co.	1,458,118

16,000		Qualcomm, Inc.	668,960

25,210		Rockwell Automation, Inc.	1,051,005

12,800	@	Rowan Cos., Inc.	326,784

24,900		Schlumberger Ltd.	1,567,206

7,940		Sherwin-Williams Co.	339,197

Shares			Value
7,825		Starwood Hotels & Resorts Worldwide, Inc.	$373,487

21,700	@	Stericycle, Inc.	983,661

8,290		United Technologies Corp.	769,478

26,540		Wal-Mart Stores, Inc.	1,431,036

9,290	@	WellPoint Health Networks	907,261

28,700	@	Yahoo!, Inc.	1,038,653

9,400	@	Zimmer Holdings, Inc.	729,346

			58,548,180

		Total Common Stock (Cost $98,362,066)	113,086,786

Principal Amount			Value
SHORT-TERM INVESTMENTS: 5.0%

	Repurchase Agreement: 4.7%

$5,360,000	Morgan Stanley Repurchase Agreement dated 10/29/04, 1.840%, due 11/1/04, $5,360,822 to be received upon repurchase (Collateralized by $5,480,000 various U.S. Government Agency Obligations, 3.320%-4.125%, Market Value plus accrued interest $5,471,872, due 10/26/07-01/30/12)		5,360,000

	Total Repurchase Agreement (Cost $5,360,000)		5,360,000

	Securities Lending CollateralCC: 0.3%

387,078	The Bank of New York Institutional	Cash Reserves Fund	387,078

	Total Securities Lending Collateral (Cost $387,078)		387,078

	Total Short-Term Investments (Cost $5,747,078)		5,747,078

Total Investments In	Securities (Cost $104,109,144)*	103.6%	$118,833,864

	Other Assets and Liabilities-Net	(3.6)	(4,133,987)

	Net Assets	100.0%	$114,699,877

@  Non-income producing security.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $104,825,203. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,658,705

Gross Unrealized Depreciation	(2,650,044)

Net Unrealized Appreciation	$14,008,661

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	2.8%

Agriculture	3.5

Airlines	0.7

Auto Manufacturers	3.0

Banks	9.8

Beverages	1.1

Biotechnology	1.9

Building Materials	0.6

Chemicals	2.4

Commercial Services	0.7

Computers	2.4

Cosmetics/Personal Care	1.3

Diversified Financial Services	6.8

Electric	0.9

Electronics	0.5

Environmental Control	0.9

Forest Products and Paper	0.6

Hand/Machine Tools	0.4

Healthcare - Products	3.9

Healthcare - Services	0.8

Home Builders	0.6

Insurance	2.8

Internet	2.1

Investment Companies	1.2

Iron/Steel	0.1

Leisure Time	1.3

Lodging	1.0

Machinery - Diversified	0.9

Media	0.6

Mining	2.8

Miscellaneous Manufacturing	2.8

Oil and Gas	6.2

Oil and Gas Services	3.8

Pharmaceuticals	11.4

Real Estate	0.7

Real Estate Investment Trusts	0.5

Retail	4.3

Semiconductors	3.0

Software	2.4

Telecommunications	4.9

Textiles	0.2

Repurchase Agreement	4.7

Securities Lending Collateral	0.3

Other Assets and Liabilities, Net	(3.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2004 were as follows:

Fund Name	Type	Per Share Amount
ING Emerging Countries Fund

Class A	NII	$0.0860

Class M	NII	$0.0321

Class Q	NII	$0.1153

ING Foreign Fund

Class A	NII	$0.0359

Class B	NII	$0.0323

Class C	NII	$0.0310

Class I	NII	$0.0404

Class Q	NII	$0.0308

Class A	STCG	$0.0385

Class B	STCG	$0.0385

Class C	STCG	$0.0385

Class I	STCG	$0.0385

Class Q	STCG	$0.0385

Class A	ROC	$0.1001

Class B	ROC	$0.1001

Class C	ROC	$0.1001

Class I	ROC	$0.1001

Class Q	ROC	$0.1001

ING International Fund

Class A	NII	$0.0117

Class I	NII	$0.0317

Class Q	NII	$0.0224

ING International SmallCap Growth Fund

Class A	NII	$0.0048

Class Q	NII	$0.0127

Fund Name	Type	Per Share Amount
ING International Value Fund

Class A	NII	$0.0854

Class I	NII	$0.1367

Class Q	NII	$0.1046

ING Russia Fund

Class A	NII	$0.0241

ING Global Equity Dividend Fund

Class A	NII	$0.3869

Class B	NII	$0.3594

Class C	NII	$0.3566

ING Global Real Estate Fund

Class A	NII	$0.4269

Class B	NII	$0.3506

Class C	NII	$0.3484

Class A	STCG	$0.4443

Class B	STCG	$0.4443

Class C	STCG	$0.4443

Class Q	STCG	$0.4443

Class A	LTCG	$0.3181

Class B	LTCG	$0.3181

Class C	LTCG	$0.3181

Class Q	LTCG	$0.3181

NII - Net investment income
STCG - Short-term capital gain
LTCG - Long-term capital gain
ROC - Return of capital

Of the ordinary distributions made during the fiscal year ended October 31, 2004, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Foreign	2.19%

International	0.04%

International Value	0.34%

Global Equity Dividend	13.90%

For the fiscal year ended October 31, 2004, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals:

Emerging Countries	100.00%

Foreign	30.03%

International	100.00%

International SmallCap Growth	100.00%

International Value	100.00%

Russia	100.00%

Global Equity Dividend	72.02%

During the fiscal year ended October 31, 2004, the foreign taxes paid or withheld were $273,649, $182,428, $329,776, $10,266,971, $42,286, $806,092, and $41,708 on foreign source income for the Emerging Countries, Foreign, International, International Value, Precious Metals, Russia and Global Equity Dividend, respectively.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trusts are managed under the direction of the Funds' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Paul S. Doherty(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1934	Trustee	October 1999 - December 2004	President and Partner, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys (1996 - Present).	119	University of Massachusetts Foundation Board (April 2004 - Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (1992 - Present).	119	None

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1948	Trustee	February 2002 - Present	President, College of New Jersey (1999 - Present).	119	New Jersey Resources (September 2003 - Present).

Walter H. May(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	October 1999 - Present	Retired. Formerly, Managing Director and Director of Marketing, Piper Jaffray, Inc.	119	Trustee, BestPrep Charitable Organization (1991 - Present).

Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	October 1999 - Present (ING Mayflower Trust); May 1999 - Present (ING Mutual Funds)	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	119	Director, Hypercom, Corp. (January 1999 - Present); JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. and its affiliates; President, Secretary and Trustee, The Principled Equity Market Fund.	119	Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Fund (November 1996 - Present), Mercy Endowment Foundation (1995 - Present); Director,
					F.L. Putnam Investment Management Company (December 2001 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (1991 - Present) F.L. Putnam Securities Company, Inc. (June 1978 - Present); and an Honorary Trustee, Mercy Hospital (1973 - Present). Formerly, Anchor International Bond Trust (December 2000 - 2002).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Blaine E. Rieke(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1933	Trustee	February 2001 - December 2004	General Partner, Huntington Partners (January 1997 - Present). Chairman of the Board and Trustee of each of the funds managed by ING Investment Management Co. LLC (November 1998 - February 2001).	119	Trustee, Morgan Chase Trust Co. (January 1998 - Present); Director, Members Trust Co. (November 2003 - Present).

Roger B. Vincent(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President, Springwell Corporation (1989 - Present). Formerly, Director Tatham Offshore, Inc. (1996 - 2000).	119	Director, AmeriGas Propane, Inc. (1998 - Present).

Richard A. Wedemeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	February 2001 - Present	Retired. Formerly Vice President - Finance and Administration, Channel Corporation (June 1996 - April 2002); and Trustee of each of the funds managed by ING Management Co. LLC (1998 - 2001).	119	Director, Touchstone Consulting Group (1997 - Present); Trustee, Jim Henson Legacy (1994 - Present).

Trustees who are "Interested Persons":

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1956	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002), President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001), President ING-SCI, Inc. (August 1997 - December 2000); President, Aetna Financial Services (August 1997 - December 2000).	169	Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center; St. Francis Hospital; National Conference of Community Justice; and Metro Atlanta Chamber of Commerce.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	October 1999 - Present	Chairman, Hillcrest Capital Partners
			(May 2002 - Present); Formerly, Vice Chairman of ING Americas (2000 - 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (1993 - 2000); Chairman of ReliaStar United Services Life Insurance Company (1995 - 1998); Chairman of ReliaStar Life Insurance Company of New York (1995 - 1998); Chairman of Northern Life Insurance Company (1992 - 2001); Chairman and Trustee of the Northstar affiliated investment companies (1993 - 2001) and Director, Northstar Investment Management Corporation and its affiliates (1993 - 1999).	119	Director, Hormel Foods Corporation (March 2000 - Present); Shopko Stores, Inc. (August 1999 - Present); and M.A. Mortenson Company (March 2002 - Present); Conseco, Inc. (September 2003 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.

(3)  Audit Committee member.

(4)  Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)  Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1949	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Executive Vice President and Assistant Secretary Principal Financial Officer	February 2002 - Present May 1999 - Present for ING Mutual Funds November 1999 - Present for ING Mayflower Trust	Executive Vice President, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1950	Executive Vice President	May 1999 - Present for ING Mutual Funds November 1999 - Present for ING Mayflower Trust	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Senior Vice President and Assistant Secretary Senior Vice President	May 1999 - Present for ING Mutual Funds November 1999 - Present for ING Mayflower Trust November 1999 - Present	Senior Vice President and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Funds Services, LLC (August 1999 - October 2001).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1964	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President and Treasurer	May 1999 - Present for ING Mutual Funds November 1999 - Present for ING Mayflower Trust	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1954	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); Vice President (February 1996 - Present) and Chief Compliance Officer (October 2001 - Present), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President	August 2003 - Present	Vice President of Financial Reporting - Fund Accounting of ING Funds Services, LLC (September 2002 - Present). Formerly, Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Vice President	September 2004 - Present	Vice President of ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President of ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Theresa Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003); and Associate with Sutherland Asbill & Brennan (1996 - February 2000).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Born: 1973	Assistant Secretary	September 2004 - Present	Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1976	Assistant Vice President February 2003 - Present		Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Born: 1957	Assistant Vice President	September 2004 - Present	Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Worldwide Growth Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Lexington Money Market Trust
ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRAR-UFINTLABCM  (1004-122904)

Funds

Annual Report

October 31, 2004

Classes I and Q

International Equity Funds

■  ING Emerging Countries Fund

■  ING Foreign Fund

■  ING International Fund

■  ING International SmallCap Growth Fund

■  ING International Value Fund

Global Equity Funds

■  ING Worldwide Growth Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	16

Report of Independent Registered Public Accounting Firm	19

Statements of Assets and Liabilities	20

Statements of Operations	24

Statements of Changes in Net Assets	26

Financial Highlights	29

Notes to Financial Statements	35

Portfolios of Investments	48

Tax Information	67

Trustee and Officer Information	68

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder:

As we complete another six months of serving the needs of investors, we are pleased to see that the conclusion of the recent presidential election appears to have had a positive impact on major U.S. stock markets. With moderately low interest rates being controlled by the Federal Reserve Board, rising corporate earnings, and an increasingly optimistic job outlook, we are hopeful that the economy will continue to prosper through the end of the year.

As always, we continue to look for ways to make investing with our company more pleasant and efficient. When our clients complete a transaction with ING Funds, first and foremost, we want them to have peace of mind.

We are eager to meet these goals and we look forward to continuing to do business with you in the coming year.

Sincerely,

James M. Hennessy
President
ING Funds
December 9, 2004

JAMES M. HENNESSY

1

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2004

In our semi-annual report, we described economies and markets in a positive context that changed radically on April 2, 2004 with a very bullish U.S. employment report. A few days of euphoria vanished as it became clear that as the job market tightens, inflation picks up and rising interest rates cannot be far away. Stock and bond markets promptly gave back most, if not all of their gains for 2004, and it was in this frame of mind that investors entered the second half of the year. Sentiment would shift again in these six months as economies stumbled, undermined by the price of oil, which resumed its relentless upward march.

Global equities added 4.4%, net of withholding tax on dividends, in the six months ended October 31, 2004, according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, about half due to dollar weakness. For the whole twelve months, global equities returned 13.3%. Among currencies the euro, yen and pound all gained on the dollar, although for much of the time the pendulum swung back and forth. Ultimately the dollar succumbed to record U.S. trade deficits, and in October 2004, to the news that non-U.S. investors were buying fewer U.S. financial assets. Between the end of April and the end of October, the euro appreciated 6.8%, the yen 4.5% and the pound 3.3%.

Investment grade U.S. fixed income classes initially bore the brunt of fears of a new cycle of rising interest rates from multi-decade low levels, as evidence mounted that inflation was on the rise. In the six months ended October 31, 2004, the Federal Reserve ("Fed") would increase the Fed Funds rate three times to 1.75%, even as the economy clearly decelerated again. During this time, the total return of the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds was 4.2%. High yield bonds fared comparatively well, the Lehman Brothers U.S. Corporate High Yield Bond Index(3) returning 6.4% for the six months. The most noteworthy aspect of the last few months of our period was the flattening of the yield curve, where short-term interest rates drifted up in anticipation of continued tightening by the Fed, while bond yields ignored this and fell in the face of uninspiring economic data. For the six months, the yield on 10-year Treasury Notes fell by 47 basis points to 4.0%, but the yield on 13-week Treasury Bills rose 92 basis points to 1.9%.

The U.S. equities market in the form of the Standard & Poor's ("S&P") 500 Index(4), rose 3.0%, including dividends in the six months ended October 31, 2004. At this point, the market was trading at a price to earnings ("P/E") level of around 151/2 times 2005 estimated earnings. As mentioned above, strong monthly employment reports from April 2004 set the tone. After an initial scare about the rise in interest rates that this implied, investors regained their nerve and as the Fed embarked on its tightening cycle at the end of June, the market was challenging its best levels of 2004. And yet in the week before the increase, the wind seemed to shift again with some unexpectedly downbeat economic releases. From July through October, the employment reports were neutral to shockingly weak, while oil prices continued their rise, peaking on Friday, October 22, 2004 at 50% above April 30, 2004 levels. This effective deflationary "tax" on worldwide consumers troubled equity markets, and the S&P 500 Index reached its lowest point of 2004 on August 12, 2004. Only in the last few days of October did oil prices fall back significantly, leaving a much relieved stock market to eke out its six-month gain.

Among other major equities markets in the six months ended October 31, 2004, Japan was hardest hit, falling 3.5% in dollars, according to the MSCI Japan Index(5) with net dividends. At that point, stocks were trading at about 161/4 times 2005 estimated earnings. Investors were initially encouraged by surprisingly strong 6.1% first calendar quarter gross domestic product ("GDP") growth. It was well recognized that exports were the source, however. So when, in May 2004, the Chinese government announced its intention to cool its booming economy, which absorbs 32% of Japan's exports, Japanese stocks fell about 5%. The market level of April 30, 2004 would not be seen again until late June and then only briefly as deteriorating economic data and rising oil prices depressed sentiment.

For the six months, European ex UK markets gained 8.2% in dollars, the vast majority due to the weakness of that currency, according to the MSCI Europe ex UK Index(6) with net dividends. Markets in this region were then trading on average at just under 13 times 2005 estimated earnings. Growth in this region appears to be held back by weak domestic demand restrained by high unemployment, nearly 9%, in inflexible labor markets. This region's main attraction continues to be its relative cheapness, with earnings growth likely to be faster than the U.S. next year. The concern is the fragility of this picture, given its export dependency.

2

MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2004

The UK market rose 7.6% in dollars between April and October 2004, based on the MSCI UK Index(7) with net dividends. The UK market was then trading at 16 times 2005 estimated earnings. The situation in the UK could not have been much more different from that on the Continent. Here, it appears the Bank of England has been trying to cool an economy that strains at full employment, with over-committed, property owning consumers, enriched (at least in their own minds), by a housing price bubble. It was noted with relief that five interest rate increases since November 2003 were at last having an effect, as in the last few days of our reporting period housing prices were reportedly edging down.

(1)  The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/ depreciation and income as a percentage of the original investment.

(3)  The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5)  The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' current performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING EMERGING COUNTRIES FUND

PORTFOLIO MANAGERS' REPORT

The ING Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation. The Fund is managed by Jan-Wim Derks, Director of Global Emerging Markets Equities, and Eric Conrads, Portfolio Manager, ING Investment Management Advisors B.V. - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class Q shares provided a total return of 12.70% compared to the Morgan Stanley Capital International ("MSCI") Emerging Markets ("EM") Index(1), which returned 19.40% for the same period.

Portfolio Specifics: For the year ended October 31, 2004, the MSCI EM Index outperformed the MSCI World Index(3) by a substantial margin. Emerging Markets continued to perform well on the back of a global increase in risk appetite and a search for higher yielding assets. The year 2003 was one of the best years ever for investors in Emerging Markets equities, and the two final months of 2003 were no exception. Also during the first quarter of 2004, Emerging Markets' performance was strong. However, during the second quarter Emerging Markets suffered from speculation that the United States Federal Reserve ("Fed") would have to raise interest rates as early as June to slow down the economy. Between mid April and mid May, the markets dropped more then 15%. Once the markets realized that the Fed would only raise rates gradually, they have recovered from the weakness in April/May and are up 10% year-to-date.

Over the reporting period, the Fund has underperformed its MSCI EM benchmark. The Fund's overweight position in Asia has hurt the performance. The Asian region has been lagging the Europe, Middle East, Africa ("EMEA") and Latin American regions for some time. The region is suffering from the current high oil prices and fears of a hard landing of the Chinese economy. In addition, regional stock selection in Korea, Taiwan, South Africa and Brazil was also a major detractor from performance. Our underweight in some commodity producing countries like South Africa and Chile, and our underweight position in the materials sector in general, has also taken its toll. Sector stock selection in energy and materials was also a drag on performance. We missed out on the rally in Hungarian shares due to concerns that the currency was overvalued. In the future, we remain confident that the Asian region will catch up with the other regions, and that companies in long-term growth sectors will outperform the ones in highly cyclical sectors.

Current Strategy and Outlook: Including calendar year 2004, Emerging Markets have outperformed developed markets during 5 of the last 6 years. With inflation and interest rates rising across the Global Emerging Markets ("GEMS") universe, it is difficult to anticipate a further strong out performance in the near term. Global economic growth will probably be lower in 2005 than in 2004. As a result, export growth from emerging countries into the United States and China will likely show a slowdown next year. In addition, as a result of higher input prices, corporate margins will be under pressure. However, on the positive side, the fundamentals of Emerging Markets are stronger than during previous periods of globally rising interest rates, and therefore, the vulnerabilities have diminished. Economic growth in emerging countries remains robust with expectations of 5-6% gross domestic product ("GDP") growth on average in 2004/2005. We still believe that the large discount of Emerging Markets vis-à-vis developed markets is unjustified and that Emerging Markets continue to offer good relative value with a 2004/2005 average price to earnings ("P/E") ratio of around 10 times.

Our investment strategy is to focus on countries where economic growth is robust and on companies with improving cash flows, solid balance sheets in Brazil, Taiwan, India, Thailand and Turkey while shunning South Africa, China, Hungary and Israel.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	16.4%

Telecommunications	13.8%

Oil and Gas	10.9%

Electrical Components and Equipment	7.4%

Mining	6.5%

Chemicals	4.9%

Engineering and Construction	3.5%

Semiconductors	2.8%

Iron/Steel	2.7%

Electric	2.6%

Portfolio holdings are subject to change daily.

4

ING EMERGING COUNTRIES FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Year	Since Inception of Class Q August 31, 1995
Class Q	12.70%	3.63%	5.59%

MSCI EM Index(1)	19.40%	6.10%	2.48	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the MSCI EM Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The MSCI EM Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(2) Since inception performance for index is shown from September 1, 1995.

(3) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

5

ING FOREIGN FUND

PORTFOLIO MANAGERS' REPORT

The ING Foreign Fund (the "Fund") seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, Julius Baer Investment Management LLC - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class Q shares provided a total return of 14.28% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(1), which returned 19.27% for the same period.

Portfolio Specifics: During the year ended October 31, 2004, there were several factors, which detracted from our relative results. The allocation to cash equivalents was a detractor to performance during a period where equities exhibited positive results. Our underweight within the United Kingdom and Australia, as well as stock selection detracted from our performance. Finally, stock selection within both the consumer discretionary and consumer staples sectors, as well as stock selection within Switzerland negatively impacted results. Positively contributing to performance were positions held within Eastern Europe and Austria. Many of the top relative performing equities for this period were banking positions in Hungary, Austria, the Czech Republic, Poland and Turkey. Our investments within the emerging markets of Europe have been largely focused on the financial services sector, which we believe will continue to benefit from the growth of the middle class and their demand for financial products and services. Stock selection within the industrial sector, as well as our underweighted position within information technology also positively impacted our relative results.

Much of the relative underperformance within the Fund occurred during the second quarter of 2004. During this period, sentiment shifted toward an environment of risk aversion amid several headline concerns. Specifically, the increase in United States interest rates, rising oil prices and concerns over China's attempts to cool down their fast growing economy elicited a strong response by investors including the hedge fund industry in unwinding speculative positions in emerging markets (equities and debt), Japanese financials, commodities, mining, and various foreign exchange positions. Given our investment within several emerging markets, namely Turkey and Russia, as well as Brazil and India, our relative results were negatively affected during the second quarter of 2004. As the Index against which we are measured does not contain these investments, we underperformed. However, since the end of the second quarter, many of these markets have rebounded, resulting in our ability to reduce the degree of underperformance relative to the index.

Current Strategy and Outlook: We remain underweight within Japan. With the rise in oil prices, Japan's growth picture appears to be challenged. At the time of this writing, crude oil futures for December delivery prices are still over $48. Concerns that high energy prices may crimp growth and negatively impact corporate earnings have led Japanese stocks lower since the end of the second quarter.

With regard to China, Chinese growth will likely be a force for decades to come. However, recent levels of investment in China are very high, fueled by a credit binge. We believe this investment boom is not sustainable. Investing in basic materials we believe would put us at risk of a short-term slowdown in China, with influential hedge funds dumping both commodities and commodity stocks. Investing in the infrastructure needed to sustain the medium and long term growth of China probably has a better expected return relative to the risk involved.

Within the developed markets of Europe, we continue to have a more defensive bias from a sector perspective. We believe that over the next 6 – 12 months, we may reach peak earnings levels and that the consumer sector may weaken. We remain underweight the United Kingdom as a result of our bottom-up approach to stock selection. The majority of our underweight is attributable to the banking sector, which we view as expensive. We have also commented in previous commentaries on the level of the real estate market, which we find to be unsustainably high.

Our favored area within the international equity strategy remains Eastern Europe. We believe that the region remains the growth engine for the rest of Europe. We find valuations more compelling than in the developed markets and continue to see the development of the middle class as a positive catalyst supporting our investments.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	20.3%

Oil and Gas	10.6%

Telecommunications	7.8%

Pharmaceuticals	5.8%

Electric	4.1%

Food	3.8%

Investment Companies	3.5%

Media	3.5%

Diversified Financial Services	3.5%

Engineering and Construction	3.2%

Portfolio holdings are subject to change daily.

6

ING FOREIGN FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	Since Inception of Class I September 10, 2003		Since Inception of Class Q July 11, 2003
Class I	14.53%	16.40%		-

Class Q	14.28%	-		17.87%

MSCI EAFE Index(1)	19.27%	25.75	%(2)	26.68	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(2) Since inception performance for index is shown from September 1, 2003.

(3) Since inception performance for index is shown from July 1, 2003.

7

ING INTERNATIONAL FUND

PORTFOLIO MANAGERS' REPORT

The ING International Fund (the "Fund") seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the United States. The Fund is managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy, ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class Q shares provided a total return of 15.61% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(1), which returned 19.27% for the same period.

Portfolio Specifics: In the first half of the fiscal year ended October 31, 2004, the Fund was repositioned to a more defensive stance to reflect the expected maturing of the global economic recovery. This strategy proved premature, but was rewarded in the second half of the fiscal year as investors turned more cautious. For the year, the underperformance was primarily attributable to regional allocation as the inclusion of emerging markets stocks and an underweighting in Europe detracted from results. Strong performance from exposure to selected Canadian securities reduced this shortfall somewhat. Within the regions, stock selection proved strong in Developed Asia, but was disappointing in Japan. The opportunity cost of holding residual cash in a strong market also detracted from performance.

Sector allocation added value, especially by overweighting the strongly performing energy sector and underweighting the weak technology sector. Stock selection within the financials, industrials and information technology sectors negatively impacted performance This was partly offset by positive contributions in the utilities, consumer discretionary and consumer staples sectors.

At the security level, the largest detractor from performance was previously held Gold Fields Ltd., which was unexpectedly impacted by a surging South African currency. In a weak technology sector, the position in Dutch semiconductor equipment manufacturer ASML Holding NV proved detrimental. Japanese broker Nomura Holdings, Inc. cost performance as the stock corrected sharply after a strong 2003 performance. Accounting issues at the Swiss-based temporary workers' agency Adecco SA, which was held during the period, negatively impacted results. The largest positive contribution was generated in the consumer discretionary sector through our position in OPAP SA, a Greek betting and lottery operator. Italian electric utility Enel S.p.A. and British water utility Severn Trent PLC proved to be good choices in a strong utility sector. Canadian gas and oil producer EnCana Corp. and French oil major Total SA were also noteworthy positive contributors.

Current Strategy and Outlook: Global economic growth is expected to decelerate in the coming year. U.S. consumption growth, stimulated in recent years by a convergence of low interest rates and tax cuts, should be less robust going forward. This, combined with a global tax in the form of sustained high energy prices, makes the global demand outlook likely to be weaker than in 2003 and 2004. We believe earnings and cash flow growth in this environment may be relatively modest, with the potential for earnings disappointments rising as 2005 progresses. Adding to the uncertainties is the unresolved war in Iraq. Earnings and cash flow sustainability and visibility, and an increasing focus on quality and financial strength, are therefore characteristics likely to be rewarded. We have positioned the Fund accordingly. At the sector level, we are underweight in the consumer discretionary, industrial and information technology sectors, and overweight in the energy, utilities and financial sectors. Despite the risks described above, we continue to see selective opportunities in the emerging markets, albeit fewer than was the case in 2003 and early 2004.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	17.9%

Oil and Gas	10.0%

Pharmaceuticals	8.1%

Telecommunications	6.9%

Electric	5.2%

Diversified Financial Services	5.0%

Mining	3.7%

Agriculture	3.5%

Semiconductors	3.1%

Insurance	2.8%

Portfolio holdings are subject to change daily.

8

ING INTERNATIONAL FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	Since Inception of Class I January 15, 2002		Since Inception of Class Q February 26, 2001
Class I	15.94%	6.61%		-

Class Q	15.61%	-		(0.23)%

MSCI EAFE Index(1)	19.27%	8.80	%(2)	2.18	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2) Since inception performance for the index is shown from January 1, 2002.

(3) Since inception performance for the index is shown from March 1, 2001.

9

ING INTERNATIONAL SMALLCAP GROWTH FUND

PORTFOLIO MANAGERS' REPORT

The ING International SmallCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation. The Fund is managed by Christopher A. Herrera, Portfolio Manager, Nicholas-Applegate Capital Management - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class Q shares provided a total return of 15.62% compared to the Standard & Poor's/Citigroup Europe, Pacific, Asia Composite/Extended Market Index ("S&P/Citigroup EPAC/EMI")(1), which returned 22.44% for the same period.

Portfolio Specifics: The Fund posted a strong gain in the year ended October 31, 2004; a year which was characterized by a generally favorable global economic and earnings environment, a broad-based decline in the U.S. dollar and rising commodity prices. Holdings in most countries of investment registered solid increases, with notable strength in Norway and Austria, where positions rose by more than 109% and 63%, respectively. Holdings in all sectors advanced except for information technology, as evidence of weakening demand and building inventories among technology companies prompted a sell-off in the group. Driven by rising oil prices, the Fund's energy holdings gained more than 50%, making energy one of the best-performing sectors.

While generating an impressive return, the Fund did not keep pace with its Citigroup EPAC/EMI benchmark in the rapidly rising market. One reason the Fund trailed was the fact that international small-cap value stocks outperformed their growth counterparts during the period. This was unfavorable because, consistent with its investment philosophy, the Fund's holdings are concentrated in growth stocks while its style-neutral benchmark includes both growth and value names. Stock selection in the United Kingdom and Germany, as well as the healthcare sector also hurt performance versus the index. Stock selection was positive for the consumer cyclicals and industrial goods and services sectors, but the underweighting versus the benchmark and the currency effect negatively impacted relative returns. On the plus side, stock selection in Norway and the energy and information technology sectors added value relative to the benchmark. An overweight in energy and in information technology was also positive.

Turning to individual stocks, the Fund's best-performing holdings included Frontline Ltd., Precision Drilling Corp. and Marubeni Corp. Frontline Ltd., an oil tanker company based in Bermuda, benefited from favorable industry dynamics, as demand for ships is outpacing vessel capacity. Shares of Precision Drilling Corp., an oil services firm headquartered in Canada, advanced sharply as rising oil prices boosted demand for its drilling rigs. Marubeni Corp., a trading company based in Japan, reported robust earnings driven by increasing prices for many of the commodities it brokers, such as oil, metals and wood pulp.

Current Strategy and Outlook: Nicholas-Applegate's outlook for international small-cap stocks continues to be positive. While economic growth in Continental Europe has been weak, we expect the European Central Bank to maintain interest rates at their present low levels for some time. The Japanese economy continues to gradually expand, and a key measure of Japanese business confidence recently rose to its highest level in more than a decade. We are especially positive about the return prospects of international small-cap growth stocks, as valuations are at attractive levels compared to historical averages.

As a result of our stock-by-stock investment decisions, we are seeing a move in the portfolio toward higher-quality and later-cycle growth companies in the media, healthcare and capital goods industries. This is at the expense of lower-quality, early-cycle companies, which are predominately in the materials, transportation and industrials sectors. At the end of the period, the Fund's largest overweights versus the benchmark were in Norway and the energy sector. The largest underweights were in the United Kingdom and the industrials sector.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Banks	13.4%

Retail	9.0%

Media	5.5%

Telecommunications	5.2%

Building Materials	4.9%

Commercial Services	3.9%

Pharmaceuticals	3.5%

Diversified Financial Services	3.3%

Oil and Gas Services	3.3%

Miscellaneous Manufacturing	3.2%

Portfolio holdings are subject to change daily.

10

ING INTERNATIONAL SMALLCAP GROWTH FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Year	Since Inception of Class Q August 31, 1995
Class Q	15.66%	2.65%	13.74%

S&P/Citigroup EPAC/EMI(1)	22.44%	5.63%	5.57	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Growth Fund against the S&P/Citigroup EPAC/EMI. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The S&P/Citigroup EPAC/EMI is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

(2) Since inception performance for index is shown from September 1, 1995.

11

ING INTERNATIONAL VALUE FUND

PORTFOLIO MANAGERS' REPORT

The ING International Value Fund (the "Fund") seeks long-term capital appreciation. The Fund is managed by Brandes Investment Partners, L.P., the Sub-Adviser. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the year ended October 31, 2004, the Fund's Class Q shares provided a total return of 24.32% compared to the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index(1), which returned 19.27% for the same period.

Portfolio Specifics: Advances for positions in a wide range of industries and countries helped drive the Fund's performance for the year ended October 31, 2004.

From an industry perspective, gains for holdings in diversified telecom services and in commercial banking made the most substantial contribution to performance. Strong performers in these industries included Telefonica SA (Spain), Portugal Telecom SGPA SA (Portugal), and Banco Bilbao Vizcaya Argentaria SA (Spain). Positions in industries such as oil and gas and electric utilities also tended to post gains, while holdings in industries such as food products and food and staples retailing tended to decline.

On a country basis, advances for positions in the United Kingdom and in Japan - including Reuters Group (United Kingdom), which was held during the period, BAE Systems PLC (United Kingdom), and Mitsubishi Tokyo Financial Group, Inc. (Japan) - helped drive returns. Gains for holdings in countries such as Spain and Germany also contributed to results, while modest declines for select positions in the Netherlands and in Canada weighed on performance.

During the period, we sold positions such as Reuters Group PLC (United Kingdom), SABMiller PLC (South Africa), and Komatsu Ltd. (Japan) as appreciation pushed their market prices toward our estimates of their long-term values. We also sold portions of other holdings to reduce their Fund weightings and to pursue other investment opportunities.

New purchases for the year included Volkswagen AG (Germany), GlaxoSmithKline PLC (United Kingdom), and Mitsui Sumitomo Insurance Co., Ltd. (Japan), among others. We also added to select existing holdings at prices that we consider attractive.

Current Strategy and Outlook: During the year ended October 31, 2004, the Fund's country and industry exposures shifted slightly due to stock-specific buying and selling as well as changes in the prices of holdings. For example, exposure to the Netherlands increased, while exposure to the oil and gas industry tended to decline. (Keep in mind that the Fund's weightings for industries and countries are not the product of "top-down" forecasts or opinions, but merely stem from our company-by-company search for compelling investment opportunities in markets around the world.)

Overall, while we offer no predictions regarding the short-term direction of international equity markets, we believe the Fund remains well positioned to deliver favorable long-term results. We acknowledge that many of the Fund's current holdings recently have posted significant gains. However, we believe that all holdings remain undervalued, and we expect to realize significant profit as the market recognizes their true worth.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Telecommunications	22.2%

Banks	15.6%

Food	9.0%

Pharmaceuticals	7.4%

Insurance	6.0%

Electric	4.7%

Agriculture	4.1%

Oil and Gas	3.8%

Chemicals	3.6%

Miscellaneous Manufacturing	2.8%

Portfolio holdings are subject to change daily.

12

ING INTERNATIONAL VALUE FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	Since Inception of Class I June 18, 2001		Since Inception of Class Q January 24, 2000
Class I	24.67%	8.31%		-

Class Q	24.32%	-		5.51%

MSCI EAFE Index(1)	19.27%	4.80	%(2)	(1.76	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(2) Since inception performance for index is shown from July 1, 2001.

(3) Since inception performance for index is shown from February 1, 2000.

13

ING WORLDWIDE GROWTH FUND

PORTFOLIO MANAGERS' REPORT

The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation. The Domestic Equity Component of the Fund is managed by a team of investment professionals led by James A. Vail, CFA, Senior Vice President and Portfolio Manager. The International Component of the Fund is managed by a team of investment professionals led by Richard T. Saler and Philip A. Schwartz, CFA, each a Senior Vice President and Director of International Investment Strategy. Both teams are from ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - the Sub-Adviser.

Performance: For the year ended October 31, 2004, the Fund's Class Q shares provided a total return of 8.39% compared to the Morgan Stanley Capital International ("MSCI") World Index(1), which returned 13.76% for the same period.

Portfolio Specifics: Stocks in the value and large-capitalization part of the spectrum once again outperformed. Our portfolio, with its growth tilt, consequently encountered a constant headwind, especially in the first half of the fiscal year. For U.S. domestic stocks, this was reflected in the value component of the Russell 1000 Index outperforming the growth component by more than 12.0% in the fiscal year. Similarly, the MSCI EAFE Value Index outperformed its growth peer by almost 10.0%. The underperformance of the Fund versus the MSCI World Index was therefore largely attributable to this style effect in the U.S. portion and partially attributable in the international portion. More specific factors are described below. In addition, our residual cash holdings detracted from results.

In the domestic sleeve of the portfolio, the performance shortfall against the U.S. component of the benchmark (the MSCI U.S. Index) was mainly due to an adverse sector positioning. Overweight exposures in the relatively weak healthcare and information technology sectors and underweighting the strong energy sector were the major detractors. Within sectors, the stock selection result in aggregate was negative, particularly in information technology and healthcare. This was partially offset by material positive contributions from industrial and consumer discretionary stocks. At the security level, major negative contributors included Exxon Mobil Corp. (no allocation in a strong energy sector), and from holdings Par Pharmaceutical Cos., Inc. and previously held NVIDIA Corp. Our positions in Tyco Intl. Ltd., Yahoo!, Inc. and Biogen Idec, Inc. were amongst the material positive contributors.

In the international sleeve, our regional allocation lost value, essentially due to underweighting a relatively strong Europe and our allocation to emerging markets. Within the regions, adverse selection in Europe, and to a lesser extent in Japan, proved negative. With the sector allocation result (excluding cash) marginally negative, the bulk of the performance shortfall was driven by negative results in the financial and industrial sectors. At the stock level, ASML Holdings NV (Netherlands, semiconductor equipment), Nomura Holdings, Inc. (a Japanese investment bank) and Adecco SA (a Swiss temp agency), which was previously held, were disappointing holdings. Imperial Tobacco Group PLC, Canadian gas and oil producer EnCana Corp. and previously held British Sky Broadcasting Group were major positive contributors.

Current Strategy and Outlook: We believe U.S. consumption growth, stimulated in recent years by a convergence of low interest rates and tax cuts, should be less robust going forward. This, combined with a global tax in the form of sustained high energy prices, makes the global demand outlook likely to be weaker than in 2003 and 2004. We believe earnings and cash flow growth in this environment may be relatively modest, with the potential for earnings disappointments rising as 2005 progresses. Adding to the uncertainties is the unresolved war in Iraq. We believe stocks exhibiting relatively strong and sustainable growth should benefit the most under this scenario.

Domestically, the Fund will continue to seek attractively priced stocks capable of above average growth. Internationally, we are underweight the consumer discretionary, industrial and information technology sectors, which collectively finance the overweights of the energy, healthcare and financial sectors. Despite the mentioned risks, we continue to see selective opportunities in the emerging markets, albeit fewer than was the case in 2003 and early 2004.

Top Ten Industries
as of October 31, 2004
(as a percent of net assets)

Pharmaceuticals	11.4%

Banks	9.8%

Diversified Financial Services	6.8%

Oil and Gas	6.2%

Telecommunications	4.9%

Retail	4.3%

Healthcare - Products	3.9%

Oil and Gas Services	3.8%

Agriculture	3.5%

Auto Manufactures	3.0%

Portfolio holdings are subject to change daily.

14

ING WORLDWIDE GROWTH FUND

PORTFOLIO MANAGERS' REPORT

	Average Annual Total Returns for the Periods Ended October 31, 2004
	1 Year	5 Year	Since Inception of Class Q August 31, 1995
Class Q	8.39%	(5.93)%	7.39%

MSCI World Index(1)	13.76%	(1.73)%	6.91	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table does not reßect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reßect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) Since inception performance for index is shown from September 1, 1995.

15

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Emerging Countries Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class Q	$1,000.00	$1,062.00	2.19%	$11.38

Hypothetical (5% return before expenses)

Class Q	$1,000.00	$1,014.17	2.19%	$11.12

  *  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

ING Foreign Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class I	$1,000.00	$1,061.40	1.22%	$6.34

Class Q	1,000.00	1,059.80	1.55	8.05

Hypothetical (5% return before expenses)

Class I	$1,000.00	$1,019.06	1.22%	$6.21

Class Q	1,000.00	1,017.39	1.55	7.88

ING International Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class I	$1,000.00	$1,056.30	1.20%	$6.22

Class Q	1,000.00	1,054.20	1.61	8.34

Hypothetical (5% return before expenses)

Class I	$1,000.00	$1,019.16	1.20%	$6.11

Class Q	1,000.00	1,017.09	1.61	8.19

ING International SmallCap Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class Q	$1,000.00	$1,046.10	1.40%	$7.22

Hypothetical (5% return before expenses)

Class Q	$1,000.00	$1,018.15	1.40%	$7.12

  *  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

17

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED) (CONTINUED)

ING International Value Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class I	$1,000.00	$1,076.80	1.18%	$6.18

Class Q	1,000.00	1,074.90	1.43	7.48

Hypothetical (5% return before expenses)

Class I	$1,000.00	$1,019.26	1.18%	$6.01

Class Q	1,000.00	1,018.00	1.43	7.27

ING Worldwide Growth Fund

Expense analysis of an investment of $1,000

	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Annualized Expense Ratio	Expenses Paid During the Six Months Ended October 31, 2004*
Actual Fund Return

Class Q	$1,000.00	$1,019.70	1.75%	$8.91

Hypothetical (5% return before expenses)

Class Q	$1,000.00	$1,016.38	1.75%	$8.89

  *  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities of ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, ING International SmallCap Growth Fund, and ING Worldwide Growth Fund each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust (collectively the "Funds"), including the portfolios of investments, as of October 31, 2004, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, ING International SmallCap Growth Fund, ING Worldwide Growth Fund, and ING International Value Fund as of October 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 17, 2004

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

ING	Emerging Countries Fund	ING Foreign Fund	ING International Fund
ASSETS:

Investments in securities at value+*	$95,038,834	$113,040,417	$97,827,453

Short-term investments at amortized cost	8,082,626	1,580,318	1,736,349

Repurchase agreement	-	-	7,804,000

Cash	1,117,128	1,008,721	275

Foreign currencies at value**	3,553,771	3,532,710	14,317

Receivables:

Investment securities sold	586,183	1,710,066	3,882,378

Fund shares sold	2,659	2,984,767	188,276

Dividends and interest	369,713	204,620	204,890

Prepaid expenses	29,478	20,119	18,080

Total assets	108,780,392	124,081,738	111,676,018

LIABILITIES:

Payable for investment securities purchased	497,700	2,633,178	5,278,171

Payable for fund shares redeemed	94,554	305,213	1,033,563

Payable upon receipt of securities loaned	8,082,626	1,580,318	1,736,349

Payable to affiliates	262,890	180,662	133,098

Payable to Trustees	95,658	1,937	49,058

Other accrued expenses and liabilities	151,890	144,167	110,285

Total liabilities	9,185,318	4,845,475	8,340,524

NET ASSETS	$99,595,074	$119,236,263	$103,335,494

NET ASSETS WERE COMPRISED OF:

Paid-in capital	$176,570,934	$111,549,744	$116,543,280

Undistributed net investment income	53,249	4,284	1,011,247

Accumulated net realized loss on investments and foreign currency related transactions	(107,204,529)	(2,047,467)	(25,880,166)

Net unrealized appreciation on investments and foreign currency related transactions	30,175,420	9,729,702	11,661,133

NET ASSETS	$99,595,074	$119,236,263	$103,335,494

+ Including securities loaned at value	$7,876,056	$1,541,072	$1,607,297

* Cost of investments in securities	$65,003,450	$103,314,153	$86,174,134

** Cost of foreign currencies	$3,409,367	$3,536,971	$20,757

See Accompanying Notes to Financial Statements

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004 (CONTINUED)

	ING Emerging Countries Fund	ING Foreign Fund	ING International Fund
Class A:

Net Assets	$67,281,538	$62,948,685	$47,550,588

Shares authorized	unlimited	unlimited	unlimited

Par value	$0.00	$0.00	$0.00

Shares outstanding	3,468,538	5,086,507	4,862,691

Net asset value and redemption price per share	$19.40	$12.38	$9.78

Maximum offering price per share (5.75%)(1)	$20.58	$13.14	$10.38

Class B:

Net Assets	$12,580,651	$11,262,960	$15,069,128

Shares authorized	unlimited	unlimited	unlimited

Par value	$0.00	$0.00	$0.00

Shares outstanding	656,294	918,452	1,598,405

Net asset value and redemption price per share(2)	$19.17	$12.26	$9.43

Maximum offering price per share	$19.17	$12.26	$9.43

Class C:

Net Assets	$9,679,773	$41,424,331	$16,229,883

Shares authorized	unlimited	unlimited	unlimited

Par value	$0.00	$0.00	$0.00

Shares outstanding	530,633	3,372,490	1,722,079

Net asset value and redemption price per share(2)	$18.24	$12.28	$9.42

Maximum offering price per share	$18.24	$12.28	$9.42

Class I:

Net Assets	n/a	$2,546,668	$17,211,464

Shares authorized	n/a	unlimited	unlimited

Par value	n/a	$0.00	$0.00

Shares outstanding	n/a	204,479	1,763,883

Net asset value and redemption price per share	n/a	$12.45	$9.76

Maximum offering price per share	n/a	$12.45	$9.76

Class M:

Net Assets	$1,124,051	n/a	n/a

Shares authorized	unlimited	n/a	n/a

Par value	$0.00	n/a	n/a

Shares outstanding	58,686	n/a	n/a

Net asset value and redemption price per share	$19.15	n/a	n/a

Maximum offering price per share (3.50%)(3)	$19.84	n/a	n/a

Class Q:

Net Assets	$8,929,061	$1,053,619	$7,274,431

Shares authorized	unlimited	unlimited	unlimited

Par value	$0.00	$0.00	$0.00

Shares outstanding	445,870	84,977	748,464

Net asset value and redemption price per share	$20.03	$12.40	$9.72

Maximum offering price per share	$20.03	$12.40	$9.72

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(3)  Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004

	ING International SmallCap Growth Fund	ING International Value Fund	ING Worldwide Growth Fund
ASSETS:

Investments in securities at value+*	$314,101,408	$3,776,477,332	$113,086,786

Short-term investments at amortized cost	25,838,199	172,486,707	387,078

Repurchase agreement	-	-	5,360,000

Cash	10,357,721	46,493,071	786

Foreign currencies at value**	327	-	286,849

Receivables:

Investment securities sold	4,242,761	30,829,893	1,274,434

Fund shares sold	92,307	537,086	1,259

Dividends and interest	507,727	14,872,557	226,834

Prepaid expenses	27,340	88,046	18,367

Total assets	355,167,790	4,041,784,692	120,642,393

LIABILITIES:

Payable for investment securities purchased	6,438,445	404,005	4,923,888

Payable for fund shares redeemed	285,187	1,755,736	195,521

Payable upon receipt of securities loaned	25,838,199	172,486,707	387,078

Payable to affiliates	375,691	4,942,683	231,755

Payable to Trustees	6,430	98,993	47,244

Other accrued expenses and liabilities	288,275	2,233,104	157,030

Total liabilities	33,232,227	181,921,228	5,942,516

NET ASSETS	$321,935,563	$3,859,863,464	$114,699,877

NET ASSETS WERE COMPRISED OF:

Paid-in capital	$427,500,053	$3,295,380,807	$314,789,830

Undistributed net investment income	36,528	46,064,519	947

Accumulated net realized gain (loss) on investments and foreign currency related transactions	(162,456,233)	157,379,990	(214,843,068)

Net unrealized appreciation on investments and foreign currency related transactions	56,855,215	361,038,148	14,752,168

NET ASSETS	$321,935,563	$3,859,863,464	$114,699,877

+ Including securities loaned at value	$24,597,229	$165,343,273	$358,099

* Cost of investments in securities	$257,244,824	$3,415,854,603	$98,362,066

** Cost of foreign currencies	$324	$-	$288,753

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2004 (CONTINUED)

	ING International SmallCap Growth Fund	ING International Value Fund	ING Worldwide Growth Fund
Class A:

Net Assets	$154,658,267	$1,869,867,717	$46,133,333

Shares authorized	unlimited	unlimited	unlimited

Par value	$0.00	$0.01	$0.00

Shares outstanding	5,284,465	110,611,765	2,891,314

Net asset value and redemption price per share	$29.27	$16.90	$15.96

Maximum offering price per share (5.75%)(1)	$31.06	$17.93	$16.93

Class B:

Net Assets	$58,317,904	$454,951,935	$28,559,284

Shares authorized	unlimited	unlimited	unlimited

Par value	$0.00	$0.01	$0.00

Shares outstanding	1,924,854	27,441,579	1,642,101

Net asset value and redemption price per share(2)	$30.30	$16.58	$17.39

Maximum offering price per share	$30.30	$16.58	$17.39

Class C:

Net Assets	$47,793,335	$675,039,457	$35,783,803

Shares authorized	unlimited	unlimited	unlimited

Par value	$0.00	$0.01	$0.00

Shares outstanding	1,720,777	40,809,999	2,312,309

Net asset value and redemption price per share(2)	$27.77	$16.54	$15.48

Maximum offering price per share	$27.77	$16.54	$15.48

Class I:

Net Assets	n/a	$831,142,197	n/a

Shares authorized	n/a	unlimited	n/a

Par value	n/a	$0.01	n/a

Shares outstanding	n/a	49,010,147

Net asset value and redemption price per share	n/a	$16.96	n/a

Maximum offering price per share	n/a	$16.96	n/a

Class Q:

Net Assets	$61,166,057	$28,862,158	$4,223,457

Shares authorized	unlimited	unlimited	unlimited

Par value	$0.00	$0.01	$0.00

Shares outstanding	1,951,579	1,703,587	226,964

Net asset value and redemption price per share	$31.34	$16.94	$18.61

Maximum offering price per share	$31.34	$16.94	$18.61

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

23

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

	ING Emerging Countries Fund	ING Foreign Fund	ING International Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes withheld*	$2,509,573	$1,409,891	$2,336,156

Interest	297,294	89,888	247,468

Securities lending income	24,845	3,345	2,604

Other	-	-	765

Total investment income	2,831,712	1,503,124	2,586,993

EXPENSES:

Investment management fees	1,366,303	732,596	1,067,816

Distribution and service fees:

Class A	244,916	94,796	138,820

Class B	153,064	78,907	143,693

Class C	100,509	253,167	160,215

Class M	9,349	-	-

Class Q	31,809	2,290	18,246

Transfer agent fees:

Class A	117,679	59,984	83,226

Class B	22,139	11,483	21,548

Class C	16,795	39,305	24,243

Class I	-	611	426

Class M	2,045	-	-

Class Q	2,138	9	222

Administrative service fees	109,303	73,258	106,780

Shareholder reporting expense	7,844	22,711	13,607

Registration fees	85,090	48,714	52,659

Professional fees	18,835	11,682	10,708

Custody and accounting expense	119,938	137,178	67,068

Trustee fees	7,090	2,604	3,204

Offering expense	-	100,274	-

Miscellaneous expense	31,565	4,241	3,978

Total expenses	2,446,411	1,673,810	1,916,459

Less:

Net waived and reimbursed (recouped) fees	(108,786)	193,424	(43,934)

Brokerage commission recapture	-	-	566

Net expenses	2,555,197	1,480,386	1,959,827

Net investment income	276,515	22,738	627,166

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:

Net realized gain (loss) on:

Investments	17,896,631	(1,951,065)	12,557,272

Foreign currency related transactions	(219,668)	(143,161)	(194,108)

Payment by affiliate and net gain (loss) realized on the disposal of investments in violation of restrictions	49,054	-	-

Net realized gain (loss) on investments, foreign currencies and payment by affiliate	17,726,017	(2,094,226)	12,363,164

Net change in unrealized appreciation or depreciation on:

Investments	(5,783,768)	9,267,916	1,130,889

Foreign currency related transactions	158,791	(12,298)	(8,471)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(5,624,977)	9,255,618	1,122,418

Net realized and unrealized gain on investments, foreign curreny related transactions and payment by affiliate	12,101,040	7,161,392	13,485,582

Increase in net assets resulting from operations	$12,377,555	$7,184,130	$14,112,748

*Foreign taxes	$273,649	$182,428	$329,776

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2004

	ING International SmallCap Growth Fund	ING International Value Fund	ING Worldwide Growth Fund
INVESTMENT INCOME:

Dividends, net of foreign taxes withheld*	$5,766,353	$79,993,429	$2,008,186

Interest	313,708	6,740,319	148,657

Securities lending income	128,309	131,715	1,820

Other	-	1,002	-

Total investment income	6,208,370	86,866,465	2,158,663

EXPENSES:

Investment management fees	3,428,221	36,256,019	1,318,176

Distribution and service fees:

Class A	556,899	5,695,115	184,088

Class B	624,480	4,514,237	330,383

Class C	502,340	6,705,795	408,655

Class Q	177,563	72,452	13,292

Transfer agent fees:

Class A	267,501	2,173,497	108,171

Class B	105,235	491,423	68,648

Class C	84,563	728,841	85,252

Class I	-	60,086	-

Class Q	5,057	3,210	1,907

Administrative service fees	342,817	4,816,513	131,816

Shareholder reporting expense	33,359	595,278	11,185

Registration fees	83,105	88,896	57,546

Professional fees	24,672	228,479	19,600

Custody and accounting expense	194,925	1,103,793	56,235

Trustee fees	7,715	164,934	588

Miscellaneous expense	21,406	177,058	7,267

Total expenses	6,459,858	63,875,626	2,802,809

Less:

Net waived and reimbursed (recouped) fees	(106,689)	-	(105,001)

Brokerage commission recapture	-	-	579

Net expenses	6,566,547	63,875,626	2,907,231

Net investment income (loss)	(358,177)	22,990,839	(748,568)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES AND OPTIONS:

Net realized gain (loss) on:

Investments	77,129,786	283,428,354	21,401,961

Foreign currency related transactions	(1,795,521)	(842,032)	(64,249)

Options	-	-	(10,001)

Payment by affiliate and net gain (loss) realized on the disposal of investments in violation of restrictions	161,406	-	-

Net realized gain (loss) on investments, foreign currencies, options and payment by affiliate	75,495,671	282,586,322	21,327,711

Net change in unrealized appreciation or depreciation on:

Investments	(27,091,563)	450,642,521	(10,006,788)

Foreign currency related transactions	(44,784)	(519,933)	(18,577)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and options	(27,136,347)	450,122,588	(10,025,365)

Net realized and unrealized gain on investments, foreign currency related transactions, options and payment by affiliate	48,359,324	732,708,910	11,302,346

Increase in net assets resulting from operations	$48,001,147	$755,699,749	$10,553,778

*Foreign taxes	$545,028	$10,266,971	$206,578

See Accompanying Notes to Financial Statements

25

STATEMENTS OF CHANGES IN NET ASSETS

	ING Emerging Countries Fund		ING Foreign Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	July 1, 2003(1) to October 31, 2003
FROM OPERATIONS:

Net investment income (loss)	$276,515	$163,617	$22,738	$(28,210)

Net realized gain (loss) on investments, foreign currency related transactions and reimbursement from affiliate	17,726,017	7,300,407	(2,094,226)	42,396

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(5,624,977)	30,374,658	9,255,618	474,084

Net increase in net assets resulting from operations	12,377,555	37,838,682	7,184,130	488,270

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(341,859)	-	(31,426)	-

Class B	-	-	(6,143)	-

Class C	-	-	(20,429)	-

Class I	-	-	(964)	-

Class M	(2,321)	-	-	-

Class Q	(96,899)	-	(1,175)	-

Return of capital:

Class A	-	-	(86,197)	-

Class B	-	-	(19,071)	-

Class C	-	-	(68,664)	-

Class I	-	-	(2,392)	-

Class Q	-	-	(3,826)	-

Net realized gains:

Class A	-	-	(33,310)	-

Class B	-	-	(7,332)	-

Class C	-	-	(26,225)	-

Class I	-	-	(920)	-

Class Q	-	-	(1,471)	-

Total distributions	(441,079)	-	(309,545)	-

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	63,742,660	388,617,983	117,807,728	15,069,369

Dividends reinvested	387,844	-	195,834	-

	64,130,504	388,617,983	118,003,562	15,069,369

Cost of shares redeemed	(94,288,735)	(417,627,995)	(19,794,538)	(1,404,985)

Net increase (decrease) in net assets resulting from capital share transactions	(30,158,231)	(29,010,012)	98,209,024	13,664,384

Net increase (decrease) in net assets	(18,221,755)	8,828,670	105,083,609	14,152,654

NET ASSETS:

Beginning of period	117,816,829	108,988,159	14,152,654	-

End of period	$99,595,074	$117,816,829	$119,236,263	$14,152,654

Undistributed net investment income at end of period	$53,249	$436,002	$4,284	$45,112

(1)  Commencement of operations.

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Fund		ING International SmallCap Growth Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
FROM OPERATIONS:

Net investment income (loss)	$627,166	$438,743	$(358,177)	$(429,026)

Net realized gain (loss) on investments, foreign currency related transactions and reimbursement from affiliate	12,363,164	(2,025,797)	75,495,671	689,769

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,122,418	17,051,753	(27,136,347)	102,597,770

Net increase in net assets resulting from operations	14,112,748	15,464,699	48,001,147	102,858,513

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(65,485)	(168,249)	(28,389)	-

Class C	-	(1,612)	-	-

Class I	(43,979)	(50,182)	-	-

Class Q	(38,000)	(45,138)	(35,174)	-

Total distributions	(147,464)	(265,181)	(63,563)	-

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	59,336,093	167,030,077	102,648,725	793,290,634

Dividends reinvested	123,195	197,605	53,883	-

Redemption fee proceeds	9,571	306,800	-	-

	59,468,859	167,534,482	102,702,608	793,290,634

Cost of shares redeemed	(67,247,422)	(164,862,362)	(170,219,420)	(847,606,966)

Net increase (decrease) in net assets resulting from capital share transactions	(7,778,563)	2,672,120	(67,516,812)	(54,316,332)

Net increase (decrease) in net assets	6,186,721	17,871,638	(19,579,228)	48,542,181

NET ASSETS:

Beginning of year	97,148,773	79,277,135	341,514,791	292,972,610

End of year	$103,335,494	$97,148,773	$321,935,563	$341,514,791

Undistributed net investment income at end of year	$1,011,247	$142,522	$36,528	$58,428

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Fund		ING Worldwide Growth Fund
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
FROM OPERATIONS:

Net investment income (loss)	$22,990,839	$13,420,978	$(748,568)	$(1,046,259)

Net realized gain (loss) on investments and foreign currency related transactions	282,586,322	(98,691,670)	21,327,711	(640,594)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	450,122,588	925,896,407	(10,025,365)	27,582,974

Net increase in net assets resulting from operations	755,699,749	840,625,715	10,553,778	25,896,121

FROM DISTRIBUTIONS TO SHAREHOLDERS:

Net investment income:

Class A	(10,230,529)	(6,749,895)	-	-

Class I	(4,813,131)	(3,415,778)	-	-

Class Q	(221,805)	(275,730)	-	-

Net realized gains:

Class A	-	(26,207,763)	-	-

Class B	-	(7,376,884)	-	-

Class C	-	(11,254,215)	-	-

Class I	-	(7,198,805)	-	-

Class Q	-	(571,558)	-	-

Total distributions	(15,265,465)	(63,050,628)	-	-

FROM CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	760,539,725	381,124,093	13,920,775	297,182,498

Dividends reinvested	11,832,249	47,901,712	-	-

	772,371,974	429,025,805	13,920,775	297,182,498

Cost of shares redeemed	(855,607,324)	(712,137,091)	(54,040,277)	(346,955,366)

Net decrease in net assets resulting from capital share transactions	(83,235,350)	(283,111,286)	(40,119,502)	(49,772,868)

Net increase (decrease) in net assets	657,198,934	494,463,801	(29,565,724)	(23,876,747)

NET ASSETS:

Beginning of year	3,202,664,530	2,708,200,729	144,265,601	168,142,348

End of year	$3,859,863,464	$3,202,664,530	$114,699,877	$144,265,601

Undistributed net investment income at end of year	$46,064,519	$15,253,443	$947	$-

See Accompanying Notes to Financial Statements

28

ING EMERGING COUNTRIES FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,						Four Months Ended October 31,	Year Ended June 30,
	2004		2003	2002		2001	2000(1)(2)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$17.89		12.80	12.26		16.81	20.74	17.20

Income (loss) from investment operations:

Net investment income (loss)	$0.09		0.12	(0.14)		0.09	(0.27)	(0.16)

Net realized and unrealized gain (loss) on investments	$2.17		4.97	0.68		(4.64)	(3.66)	3.70

Total from investment operations	$2.26		5.09	0.54		(4.55)	(3.93)	3.54

Less distributions from:

Net investment income	$0.12		-	0.00	*	-	-	-

Total distributions	$0.12		-	0.00	*	-	-	-

Payment by affiliate	$0.00	*	-	-		-	-	-

Net asset value, end of period	$20.03		17.89	12.80		12.26	16.81	20.74

Total Return(3)%	12.70	†	39.77	4.41		(27.01)	(18.95)	20.58

Ratios and Supplemental Data:

Net assets, end of period (000's)	$8,929		18,168	21,132		26,783	88,894	119,251

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment(4)(5)%	2.10		1.93	2.00		1.97	2.13	2.09

Gross expenses prior to expense

reimbursement/recoupment(4)%	2.00		2.03	1.94		1.98	2.28	2.24

Net investment income (loss) after expense

reimbursement/recoupment(4)(5)%	0.36		0.59	(0.24)		0.42	(1.21)	(1.05)

Portfolio turnover rate %	88		135	124		74	94	211

(1)  Effective October 1, 2000, ING Investments, LLC, became the Investment Manager of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*  Amount represents less than $0.01 per share.
†  In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund's investment restrictions. Excluding this item, total return would have ben 12.64%. There was no impact on total return due to the payment by affiliate.
See Accompanying Notes to Financial Statements

29

ING FOREIGN FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I			Class Q
	Year Ended October 31, 2004	September 10, 2003(1) to October 31, 2003		Year Ended October 31, 2004	July 11, 2003(1) to October 31, 2003
Per Share Operating Performance:

Net asset value, beginning of period	$11.05	10.63		11.02	10.13

Income (loss) from investment operations:

Net investment income (loss)	$0.19	0.00	*	0.09	(0.00	)*

Net realized and unrealized gain on investments	$1.39	0.42		1.46	0.89

Total from investment operations	$1.58	0.42		1.55	0.89

Less distributions from:

Net investment income	$0.04	-		0.03	-

Return of capital	$0.10	-		0.10	-

Net realized gain on investments	$0.04	-		0.04	-

Total distributions	$0.18	-		0.17	-

Net asset value, end of period	$12.45	11.05		12.40	11.02

Total Return(2)%	14.53	3.95		14.28	8.79

Ratios and Supplemental Data:

Net assets, end of period (000's)	$2,547	188		1,054	421

Ratios to average net assets:

Net expenses after expense reimbursement(3)(4)%	1.25	1.43		1.60	1.85

Gross expenses prior to and expense reimbursement(3)%	1.50	5.51		1.85	5.93

Net investment income (loss) after proceeds and expense reimbursement(3)(4)	%1.58	0.21		0.34	(0.17)

Portfolio turnover rate %	141	50		141	50

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*   Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements

30

ING INTERNATIONAL FUND  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended October 31,		January 15, 2002 to October 31,
	2004	2003	2002(1)
Per Share Operating Performance:

Net asset value, beginning of period	$8.45	7.06	8.25

Income (loss) from investment operations:

Net investment income	$0.09	0.10	0.05

Net realized and unrealized gain (loss) on investments	$1.25	1.34	(1.24)

Total from investment operations	$1.34	1.44	(1.19)

Less distributions from:

Net investment income	$0.03	0.05	-

Total distributions	$0.03	0.05	-

Net asset value, end of period	$9.76	8.45	7.06

Total Return(2)%	15.94	20.53	(14.42)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$17,211	11,582	6,384

Ratios to average net assets:

Net expenses after expense reimbursement(3)(4)%	1.26	1.33	1.48

Gross expenses prior to expense reimbursement(3)%	1.22	1.34	1.53

Net investment income after expense reimbursement(3)(4)%	1.13	1.29	0.72

Portfolio turnover rate %	90	100	126

	Class Q
	Year Ended October 31,			February 26, 2001 to October 31,
	2004	2003	2002	2001(1)
Per Share Operating Performance:

Net asset value, beginning of period	$8.43	7.04	8.10	9.89

Income (loss) from investment operations:

Net investment income (loss)	$0.06	0.07	(0.03)	(0.02)

Net realized and unrealized gain (loss) on investments	$1.25	1.37	(1.03)	(1.77)

Total from investment operations	$1.31	1.44	(1.06)	(1.79)

Less distributions from:

Net investment income	$0.02	0.05	-	-

Total distributions	$0.02	0.05	-	-

Net asset value, end of period	$9.72	8.43	7.04	8.10

Total Return(2)%	15.61	20.51	(13.09)	(18.10)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$7,274	14,755	6,949	7

Ratios to average net assets:

Net expenses after expense reimbursement(3)(4)%	1.60	1.59	1.61	2.27

Gross expenses prior to expense reimbursement(3)%	1.56	1.59	1.70	2.27

Net investment income (loss) after expense reimbursement(3)(4)%	0.73	0.91	(0.08)	(0.24)

Portfolio turnover rate %	90	100	126	169

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements

31

ING INTERNATIONAL SMALLCAP GROWTH FUND   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,					Four Months Ended October 31,	Year Ended June 30,
	2004		2003	2002	2001	2000(1)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$27.11		19.54	23.19	38.18	43.30	25.16

Income (loss) from investment operations:

Net investment income (loss)	$0.10		0.21	0.04	0.00 *	(0.09)	(0.21)

Net realized and unrealized gain (loss)

on investments	$4.13		7.36	(3.69)	(12.12)	(5.03)	20.53

Total from investment operations	$4.23		7.57	(3.65)	(12.12)	(5.12)	20.32

Less distributions from:

Net investment income	$0.01		-	-	0.24	-	-

Net realized gains on investments	$-		-	-	2.63	-	2.18

Total distributions	$0.01		-	-	2.87	-	2.18

Payment by affiliate	$0.01		-	-	-	-	-

Net asset value, end of period	$31.34		27.11	19.54	23.19	38.18	43.30

Total Return(2)%	15.66	†	38.74	(15.74)	(34.11)	11.82	82.99

Ratios and Supplemental Data:

Net assets, end of period (000's)	$61,166		79,140	70,404	91,089	164,719	163,843

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment(3)(4)%	1.50		1.59	1.55	1.50	1.58	1.57

Gross expenses prior to expense

reimbursement/recoupment(3)%	1.47		1.58	1.59	1.50	1.58	1.57

Net investment income (loss) after expense

reimbursement/recoupment(3)(4)%	0.28		0.35	0.07	0.04	(0.71)	(0.66)

Portfolio turnover rate %	106		114	149	143	56	164

(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less that one year.
(4)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments , LLC within three years.
*  Amount represents less than $0.01 per share.
†  In 2004, the Sub-Adviser fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.04%.

See Accompanying Notes to Financial Statements

32

ING INTERNATIONAL VALUE FUND   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended October 31,			June 18, 2001 to October 31,
	2004	2003	2002	2001(1)
Per Share Operating Performance:

Net asset value, beginning of period	$13.74	10.43	12.35	13.89

Income (loss) from investment operations:

Net investment income	$0.16	0.13	0.16	0.02

Net realized and unrealized gain (loss)

on investments	$3.20	3.48	(1.68)	(1.56)

Total from investment operations	$3.36	3.61	(1.52)	(1.54)

Less distributions from:

Net investment income	$0.14	0.10	0.14	-

Net realized gains on investments	$-	0.20	0.26	-

Total distributions	$0.14	0.30	0.40	-

Net asset value, end of period	$16.96	13.74	10.43	12.35

Total Return(2)%	24.67	35.58	(12.89)	(11.09)

Ratios and Supplemental Data:

Net assets, end of period (000's)	$831,142	482,047	372,352	226,067

Ratios to average net assets:

Expenses(3)%	1.21	1.29	1.32	1.24

Net investment income(3)%	1.18	1.12	1.04	0.62

Portfolio turnover rate %	29	9	20	15

	Class Q
	Year Ended October 31,				January 24, 2000 to October 31,
	2004	2003	2002	2001	2000(1)
Per Share Operating Performance:

Net asset value, beginning of period	$13.73	10.44	12.34	16.68	15.90

Income (loss) from investment operations:

Net investment income	$0.14	0.10	0.07	0.10	0.13

Net realized and unrealized gain (loss)

on investments	$3.17	3.49	(1.63)	(2.42)	0.65

Total from investment operations	$3.31	3.59	(1.56)	(2.32)	0.78

Less distributions from:

Net investment income	$0.10	0.10	0.08	0.14	-

Net realized gains on investments	$-	0.20	0.26	1.88	-

Total distributions	$0.10	0.30	0.34	2.02	-

Net asset value, end of period	$16.94	13.73	10.44	12.34	16.68

Total Return(2)%	24.32	35.37	(13.11)	(15.80)	4.91

Ratios and Supplemental Data:

Net assets, end of period (000's)	$28,862	29,319	29,836	35,802	24,882

Ratios to average net assets:

Expenses(3)%	1.46	1.54	1.49	1.59	1.57

Net investment income(3)%	0.89	0.87	0.63	0.91	1.35

Portfolio turnover rate %	29	9	20	15	34

(1)  Commencement of operations.
(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized
(3)  Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

33

ING WORLDWIDE GROWTH FUND   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Year Ended October 31,				Four Months Ended October 31,	Year Ended June 30,
	2004	2003	2002	2001	2000(1)(2)	2000
Per Share Operating Performance:

Net asset value, beginning of period	$17.17	14.34	17.87	30.37	34.53	27.12

Income (loss) from investment operations:

Net investment income (loss)	$0.01	(0.01)	(0.08)*	(0.07)*	(0.07)	(0.16)

Net realized and unrealized gain (loss) on investments	$1.43	2.84	(3.45)*	(11.19)*	(4.09)	11.11

Total from investment operations	$1.44	2.83	(3.53)	(11.26)	(4.16)	10.95

Less distributions from:

Net realized gains on investments	$-	-	-	0.89	-	3.54

Tax return of capital	$-	-	-	0.35	-	-

Total distributions	$-	-	-	1.24	-	3.54

Net asset value, end of period	$18.61	17.17	14.34	17.87	30.37	34.53

Total Return(3)%	8.39	19.74	(19.75)	(38.56)	(12.05)	42.63

Ratios and Supplemental Data:

Net assets, end of period (000's)	$4,223	6,454	8,194	17,178	44,702	54,418

Ratios to average net assets:

Net expenses after expense reimbursement/

recoupment(4)(5)%	1.59	1.54	1.49	1.51	1.52	1.57

Gross expenses prior to expense

reimbursement/recoupment(4)%	1.51	1.62	1.59	1.60	1.49	1.57

Net investment income (loss) after expense

reimbursement/recoupment(4)(5)%	0.05	(0.04)	(0.47)	(0.30)	(0.62)	(0.69)

Portfolio turnover rate %	101	125	281	302	71	169

(1)  Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.
(2)  The Fund changed its fiscal year-end from June 30 to October 31.
(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less that one year.
(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

34

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004

NOTE 1 - ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware statutory trust organized in 1993 with nine separate series ("Funds") The five included in this report are: ING Emerging Countries Fund ("Emerging Countries"), ING Foreign Fund ("Foreign"), ING International Fund ("International"), ING International SmallCap Growth Fund ("International SmallCap Growth") and ING Worldwide Growth Fund ("Worldwide Growth"). IMT is a Massachusetts business trust organized in 1992 with one series (Fund), ING International Value Fund ("International Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Class I and Class Q are presented in this annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Manager and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value, or by employees of the Investment Manager or Sub-Adviser and their affiliates. Employees of the Investment Manager or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. International Value may reopen in the future subject to the discretion of the Board of Trustees ("Board").

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.  Security Valuation. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may

35

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that a Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the "RTS") declines by 21/2% or more. The price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities - at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in

36

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except Global Equity Dividend which pays dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

G.  Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds were expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus

37

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J.  Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Options Contracts. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.  Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.  Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 - INVESTMENT TRANSACTIONS

For the year ended October 31, 2004, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Emerging Countries	$92,759,217	$123,769,613

Foreign	186,535,247	95,973,709

International	90,901,318	91,863,207

International SmallCap Growth	353,259,182	416,010,997

International Value	1,026,859,977	1,124,227,765

Worldwide Growth	129,867,498	165,208,531

NOTE 4 - REDEMPTION FEES

A 2% redemption fee is charged on shares of the Russia Fund that are redeemed within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2004 and 2003 were $1,459,066 and

38

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 4 - REDEMPTION FEES (continued)

$326,534, respectively, and are set forth in the Statements of Changes in Net Assets.

International Fund imposes a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the years ended October 31, 2004 and 2003 were $9,571 and $306,800, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 - INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager"). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a percentage of average net assets
Emerging Countries	1.25%

Foreign	1.00% on the first $500 million; and 0.90% thereafter

International	1.00%

International SmallCap Growth	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% in excess of $1 billion

International Value	1.00%

Worldwide Growth	1.00% on first $250 million; 0.90% on next $250 million; 0.80% on next $500 million; and 0.75% in excess of $1 billion

ING Investment Management Advisors B.V. ("IIMA"), a registered investment advisor, serves as Sub-Adviser to the Emerging Countries Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and IIMA.

Julius Baer Investment Management, Inc. ("JBIM"), a registered investment adviser wholly-owned by the Julius Baer Group, serves as Sub-Adviser to the Foreign Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and JBIM.

ING Investment Management Co. (formerly, Aeltus Investment Management, Inc., "ING IM"), a registered investment adviser serves as Sub-Adviser to International and Worldwide Growth Funds pursuant to a Sub-Advisory Agreement between the Investment Manager and ING IM.

Nicholas-Applegate Capital Management ("NACM"), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Growth Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and NACM.

Brandes Investment Partners, L.P. ("Brandes"), a registered investment advisor, serves as a Sub-Adviser to the International Value Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

ING Funds Services, LLC (the "Administrator"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

International Value Fund also pays the Administrator an annual shareholder account-servicing fee of $5.00, payable quarterly, for each account of beneficial owners of shares.

The Investment Manager, ING IM, IIMA and the Administrator are indirect wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the fields of banking, insurance and asset management.

NOTE 6 - DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor"), an indirect wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class M	Class Q
Emerging Countries	0.35%	1.00%	1.00%	0.75%	0.25%

Foreign	0.25%	1.00%	1.00%	N/A	0.25%

International	0.25%	1.00%	1.00%	N/A	0.25%

International SmallCap Growth	0.35%	1.00%	1.00%	N/A	0.25%

International Value	0.30%	1.00%	1.00%	N/A	0.25%

Worldwide Growth	0.35%	1.00%	1.00%	N/A	0.25%

39

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 6 - DISTRIBUTION AND SERVICE FEES (continued)

Fees paid to the Distributor by class during the year ended October 31, 2004 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, Class C and Class M shares. For the year ended October 31, 2004, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class B	Class C	Class M
Initial Sales Charges	$117,625	N/A	N/A	$883

Contingent Deferred Sales Charges	9,821	$-	$15,447	N/A

NOTE 7 - OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2004, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Emerging Countries	$213,034	$8,435	$41,421	$262,890

Foreign	115,817	9,520	55,325	180,662

International	86,652	8,663	37,783	133,098

International SmallCap Growth	199,895	27,229	148,567	375,691

International Value	3,196,091	319,600	1,426,992	4,942,683

Worldwide Growth	152,605	9,759	69,391	231,755

At October 31, 2004, ING National Trust, an indirect wholly-owned subsidiaries of ING Groep owned 20.34% of International Fund. Investment activities of this shareholder could have a material impact on the Funds.

The Investment Manager may direct the Fund's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

During the year ended October 31, 2004, the Sub-Adviser reimbursed Emerging Countries $1,210 for management fees paid by the Fund while it had an investment restriction violation in a prior period. A gain of $47,844 was realized on the disposal of investments made in violation of the Fund's investment restrictions.

During the year ended October 31, 2004, the Sub-Adviser reimbursed International SmallCap Growth $161,406 in connection with investments made in violation of investment restrictions. The Sub-Adviser reimbursed the Fund $160,143 for losses realized on the disposal of investments made in violation of the Fund's investment restriction and $1,263 for reimbursement of related management fees.

At October 31, 2004, the Russia Fund had $188,668 payable for custodian fees included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 9 - EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class M	Class Q
Emerging Countries	2.25%	2.90%	2.90%	N/A	2.65%	2.15%

Foreign(1)	1.70%	2.45%	2.45%	1.35%	N/A	1.60%

International	1.95%	2.70%	2.70%	1.60%	N/A	1.85%

International SmallCap Growth	1.95%	2.60%	2.60%	N/A	N/A	1.85%

Worldwide Growth	1.85%	2.50%	2.50%	N/A	N/A	1.75%

(1) Prior to December 1, 2003, the expense limitation notes for Class A, Class B, Class C, Class I and Class Q were 1.95%, 2.70%, 2.70%, 1.60% and 1.85%, respectively.

The Investment Manager may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

40

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 9 - EXPENSE LIMITATIONS (continued)

As of October 31, 2004, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	October 31,
	2005	2006	2007	Total
Foreign	$-	$70,612	$193,424	$264,036

Worldwide Growth	250,119	122,064	-	372,183

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 10 - CALL OPTIONS WRITTEN

Worldwide Growth	Number of Contracts	Premiums Received
Options outstanding at October 31, 2003	-	$-

Options Written	785	14,130

Options Expired	785	14,130

Options outstanding at October 31, 2004	-	$-

NOTE 11 - LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the year ended October 31, 2004:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Emerging Countries	66	$1,206,667	1.82%

Foreign	12	835,833	1.89%

International	2	885,000	2.41%

Worldwide Growth	6	854,167	2.24%

NOTE 12 - CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Emerging Countries (Number of Shares)

Shares sold	2,481,332	15,077,519	170,377	84,548	110,041	352,142

Dividends reinvested	17,566	-	-	-	-	-

Shares redeemed	(3,183,675)	(15,912,953)	(471,944)	(349,157)	(194,329)	(544,473)

Net decrease in shares outstanding	(684,777)	(835,434)	(301,567)	(264,609)	(84,288)	(192,331)

Emerging Countries ($)

Shares sold	$44,674,187	$209,705,771	$3,235,271	$1,250,314	$2,025,487	$4,452,036

Dividends reinvested	299,006	-	-	-	-	-

Shares redeemed	(57,391,860)	(222,355,701)	(8,665,978)	(4,809,392)	(3,381,445)	(6,896,237)

Net decrease	$(12,418,667)	$(12,649,930)	$(5,430,707)	$(3,559,078)	$(1,355,958)	$(2,444,201)

	Class M Shares		Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Emerging Countries (Number of Shares)

Shares sold	8,597	3,626	725,259	12,331,900

Dividends reinvested	136	-	4,931	-

Shares redeemed	(22,317)	(22,486)	(1,300,028)	(12,967,395)

Net decrease in shares outstanding	(13,584)	(18,860)	(569,838)	(635,495)

Emerging Countries ($)

Shares sold	$165,338	$47,863	$13,642,377	$173,161,999

Dividends reinvested	2,297	-	86,541	-

Shares redeemed	(415,172)	(297,464)	(24,434,280)	(183,269,201)

Net decrease	$(247,537)	$(249,601)	$(10,705,362)	$(10,107,202)

41

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 12 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	July 1, 2003(1) to October 31, 2003	Year Ended October 31, 2004	July 8, 2003(1) to October 31, 2003	Year Ended October 31, 2004	July 3, 2003(1) to October 31, 2003
Foreign (Number of Shares)

Shares sold	5,895,029	702,682	895,922	124,952	3,047,613	513,787

Dividends reinvested	8,613	-	2,178	-	6,274	-

Shares redeemed	(1,416,210)	(103,607)	(101,946)	(2,654)	(190,098)	(5,086)

Net increase in shares outstanding	4,487,432	599,075	796,154	122,298	2,863,789	508,701

Foreign ($)

Shares sold	$68,898,162	$7,385,657	$10,448,476	$1,332,337	$35,702,440	$5,506,304

Dividends reinvested	93,658	-	23,547	-	67,948	-

Shares redeemed	(16,353,436)	(1,050,695)	(1,180,328)	(28,662)	(2,198,012)	(55,392)

Net increase	$52,638,384	$6,334,962	$9,291,695	$1,303,675	$33,572,376	$5,450,912

	Class I Shares		Class Q Shares
	Year Ended October 31, 2004	September 10, 2003(1) to October 31, 2003	Year Ended October 31, 2004	July 11, 2003(1) to October 31, 2003
Foreign (Number of Shares)

Shares sold	187,096	16,997	51,642	62,839

Dividends reinvested	387	-	597	-

Shares redeemed	(1)	-	(5,471)	(24,630)

Net increase in shares outstanding	187,482	16,997	46,768	38,209

Foreign ($)

Shares sold	$2,149,750	$184,993	$608,900	$660,039

Dividends reinvested	4,209	-	6,472	-

Shares redeemed	(12)	-	(62,750)	(270,197)

Net increase	$2,153,947	$184,993	$552,622	$389,842

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International (Number of Shares)

Shares sold	3,451,836	7,762,080	505,076	411,047	393,597	687,730

Dividends reinvested	4,890	14,078	-	-	-	223

Shares redeemed	(3,759,822)	(8,754,777)	(422,474)	(378,329)	(437,630)	(714,120)

Net increase (decrease) in shares outstanding	(303,096)	(978,619)	82,602	32,718	(44,033)	(26,167)

International ($)

Shares sold	$31,757,670	$55,834,069	$4,510,934	$2,964,613	$3,490,125	$4,915,756

Dividends reinvested	41,300	100,936	-	-	-	1,567

Redemption fee proceeds	9,571	306,800	-	-	-	-

Shares redeemed	(35,163,553)	(62,551,570)	(3,794,744)	(2,692,370)	(3,937,183)	(5,079,397)

Net increase (decrease)	$(3,355,012)	$(6,309,765)	$716,190	$272,243	$(447,058)	$(162,074)

	Class I Shares		Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International (Number of Shares)

Shares sold	1,345,222	4,236,967	818,308	9,642,227

Dividends reinvested	5,236	7,018	4,519	6,300

Shares redeemed	(957,334)	(3,777,860)	(1,824,099)	(8,885,673)

Net increase (decrease) in shares outstanding	393,124	466,125	(1,001,272)	762,854

International ($)

Shares sold	$12,342,742	$31,427,964	$7,234,622	$71,887,675

Dividends reinvested	43,979	50,182	37,916	44,920

Shares redeemed	(8,621,051)	(28,083,521)	(15,730,891)	(66,455,504)

Net increase (decrease)	$3,765,670	$3,394,625	$(8,458,353)	$5,477,091

(1) Commencement of operations.

42

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 12 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International SmallCap Growth (Number of Shares)

Shares sold	2,416,993	19,584,957	215,764	259,509	139,627	1,022,290

Dividends reinvested	864	-	-	-	-	-

Shares redeemed	(3,047,832)	(20,385,263)	(640,673)	(645,907)	(491,748)	(1,596,079)

Net decrease in shares outstanding	(629,975)	(800,306)	(424,909)	(386,398)	(352,121)	(573,789)

International SmallCap Growth ($)

Shares sold	$67,323,822	$382,529,561	$6,380,056	$5,554,909	$3,856,477	$19,024,592

Dividends reinvested	21,615	-	-	-	-	-

Shares redeemed	(84,650,202)	(401,765,381)	(18,689,602)	(13,344,655)	(13,154,747)	(29,846,873)

Net decrease	$(17,304,765)	$(19,235,820)	$(12,309,546)	$(7,789,746)	$(9,298,270)	$(10,822,281)

	Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003
International SmallCap Growth (Number of Shares)

Shares sold	882,652	18,417,622

Dividends reinvested	1,207	-

Shares redeemed	(1,851,928)	(19,100,237)

Net decrease in shares outstanding	(968,069)	(682,615)

International SmallCap Growth ($)

Shares sold	$25,088,370	$386,181,572

Dividends reinvested	32,268	-

Shares redeemed	(53,724,869)	(402,650,057)

Net decrease	$(28,604,231)	$(16,468,485)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International Value (Number of Shares)

Shares sold	27,310,058	26,629,999	679,383	789,733	167,511	366,016

Dividends reinvested	521,473	2,380,188	-	522,401	-	793,701

Shares redeemed	(37,013,357)	(39,577,685)	(4,509,591)	(6,780,391)	(6,201,914)	(10,503,035)

Net decrease in shares outstanding	(9,181,826)	(10,567,498)	(3,830,208)	(5,468,257)	(6,034,403)	(9,343,318)

International Value ($)

Shares sold	$426,282,785	$300,379,527	$10,492,016	$8,617,865	$2,545,765	$3,763,939

Dividends reinvested	7,159,457	24,301,715	-	5,265,802	-	7,984,632

Shares redeemed	(582,960,037)	(433,441,524)	(69,353,813)	(72,491,973)	(95,278,538)	(111,900,151)

Net decrease	$(149,517,795)	$(108,760,282)	$(58,861,797)	$(58,608,306)	$(92,732,773)	$(100,151,580)

	Class I Shares		Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
International Value (Number of Shares)

Shares sold	20,029,766	5,744,382	44,672	414,335

Dividends reinvested	334,126	960,472	6,447	55,079

Shares redeemed	(6,425,560)	(7,324,179)	(482,259)	(1,192,380)

Net increase (decrease) in shares outstanding	13,938,332	(619,325)	(431,140)	(722,966)

International Value ($)

Shares sold	$320,534,434	$64,019,780	$684,725	$4,342,982

Dividends reinvested	4,584,206	9,787,206	88,586	562,357

Shares redeemed	(100,439,982)	(81,395,062)	(7,574,954)	(12,908,381)

Net increase (decrease)	$224,678,658	$(7,588,076)	$(6,801,643)	$(8,003,042)

43

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 12 - CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003	Year Ended October 31, 2004	Year Ended October 31, 2003
Worldwide Growth (Number of Shares)

Shares sold	389,201	12,783,099	73,694	74,457	36,931	525,179

Shares redeemed	(1,352,279)	(14,551,712)	(621,523)	(713,016)	(881,072)	(1,639,911)

Net decrease in shares outstanding	(963,078)	(1,768,613)	(547,829)	(638,559)	(844,141)	(1,114,732)

Worldwide Growth ($)

Shares sold	$6,113,303	$161,726,758	$1,315,415	$1,068,420	$593,544	$6,434,456

Shares redeemed	(21,218,533)	(185,501,020)	(10,710,909)	(10,063,284)	(13,463,169)	(20,391,680)

Net decrease	$(15,105,230)	$(23,774,262)	$(9,395,494)	$(8,994,864)	$(12,869,625)	$(13,957,224)

	Class Q Shares
	Year Ended October 31, 2004	Year Ended October 31, 2003
Worldwide Growth (Number of Shares)

Shares sold	322,006	8,644,664

Shares redeemed	(471,023)	(8,840,185)

Net decrease in shares outstanding	(149,017)	(195,521)

Worldwide Growth ($)

Shares sold	$5,898,513	$127,952,864

Shares redeemed	(8,647,666)	(130,999,382)

Net decrease	$(2,749,153)	$(3,046,518)

NOTE 13 - ILLIQUID SECURITIES

Fund	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Foreign	Centrenergo ADR	306	12/17/03	$3,623	$5,939	0.0%

				$3,623	$5,939	0.0%

NOTE 14 - CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 15 - SECURITIES LENDING

Under an agreement with The Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of

44

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 15 - SECURITIES LENDING (continued)

loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2004, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Emerging Countries	$7,876,056	$8,082,626

Foreign	1,541,072	1,580,318

International	1,607,297	1,736,349

International SmallCap Growth	24,597,229	25,838,199

International Value	165,343,273	172,486,707

Worldwide Growth	358,099	387,078

NOTE 16 - FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of October 31, 2004:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments
Emerging Countries	$(48,109,498)	$(218,189)	$48,327,687

Foreign	(88,157)	(3,429)	91,586

International	-	389,023	(389,023)

International SmallCap Growth	(2,127,357)	399,840	1,727,517

International Value	1,601,446	23,085,702	(24,687,148)

Worldwide Growth	(678,060)	749,515	(71,455)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders were as follows:

	Year Ended October 31, 2004
	Ordinary Income	Long-Term Capital Gains	Return of Capital
Emerging Countries	$441,079	$-	$-

Foreign	309,545	-	186,129

International	147,464	-	-

International SmallCap Growth	63,563	-	-

International Value	15,265,465	-	-

	Year Ended October 31, 2003
	Ordinary Income	Long-Term Capital Gains
International	$265,181	$-

International Value	25,983,597	37,067,031

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2004:

	Undistributed Ordinary Income	Unrealized Long-term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Emerging Countries	$53,613	$-	$28,141,991	$(12,080,523)	2005

				(13,086,178)	2007

				(26,645,430)	2008

				(35,091,427)	2009

				(18,266,429)	2010

				$(105,169,987)*

Foreign	-	-	9,214,287	$(1,527,768)	2012

International	1,006,230	-	11,075,219	$(1,411,836)	2008

				(10,784,182)	2009

				(10,921,164)	2010

				(2,172,053)	2011

				$(25,289,235)

International SmallCap Growth	-	-	56,871,017	$(104,789,036)	2009

				(57,646,473)	2010

				$(162,435,509)

International Value	47,068,465	184,901,850	332,512,342	-	-

Worldwide Growth	-	-	14,037,056	$(126,163,979)	2009

				(81,779,077)	2010

				(6,183,953)	2011

				$(214,127,009)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

45

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

NOTE 17 - INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those produc ts by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

•  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•  ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such

46

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2004 (CONTINUED)

trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

NOTE 18 - SUBSEQUENT EVENTS

Subsequent to the period end, the Board approved three special meetings of shareholders expected to be held during the first quarter of 2005 to approve the following sub-adviser changes to several of the Trust's Funds.

Fund	Current Sub-Adviser	Proposed Sub-Adviser
Emerging Countries Fund	ING Investment Management Advisors B.V.	Brandes Investment Partners, L.P.

International SmallCap Growth Fund	Nicholas-Applegate Capital Management	Acadian Asset Management, Inc.

Worldwide Growth Fund	ING Investment Management Co.	NWQ Investment Management Company, LLC

Pending shareholder approval, in connection with the change in sub-adviser to Emerging Countries Fund, the Fund's non-fundamental investment strategies and policies will be modified so that the Sub-Adviser will concentrate to a greater extent on "value investing."

Pending shareholder approval, in connection with the change in sub-adviser to International SmallCap Growth Fund, (1) the name of the Fund will change to ING International SmallCap Fund; and (2) the Fund's non-fundamental investment strategies and policies will be modified so that the Sub-Adviser will employ both a bottom-up analysis and a top-down analysis, thereby capturing value-added at both the stock and the country levels.

Pending shareholder approval, in connection with the change in sub-adviser to Worldwide Growth Fund, (1) the name of the Fund will change to ING Global Value Choice Fund; (2) the Fund's fundamental investment objective of "maximum long-term capital appreciation" will be changed to a non-fundamental investment objective of "long-term capital appreciation;" and (3) the Fund's non-fundamental investment strategies and policies will be modified so that the Sub-Adviser will aim to provide superior risk-adjusted returns through an opportunistic value-oriented process.

Effective January 1, 2005, the expense limitation rates for Class A, Class B, Class C, Class M and Class Q of the Emerging Countries Fund are 2.10%, 2.85%, 2.85%, 2.60% and 2.10%, respectively.

Effective January 1, 2005, the Investment Management fee for Global Real Estate is 1.00% on the first $250 million of average daily net assets; 0.90% on the next $250 million; and 0.80% thereafter.

47

  PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND   AS OF OCTOBER 31, 2004

Shares	Value
COMMON STOCK: 92.7%

		Austria: 0.8%

11,300		Bank Austria Creditanstalt AG	$835,431

			835,431

		Brazil: 10.5%

15,700		Banco Itau Holding Financeira SA ADR	949,850

36,100	L	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	859,180

34,700		Cia Energetica de Minas Gerais ADR	802,264

31,100		Cia Siderurgica Nacional SA ADR	458,725

136,000		Cia Vale do Rio Doce ADR	2,475,200

120,500		Petroleo Brasileiro SA ADR	3,928,301

73,259	L	Tele Norte Leste Participacoes SA ADR	958,228

			10,431,748

		Chile: 0.9%

117,000		Enersis SA ADR	884,520

			884,520

		China: 2.6%

1,118,000		China Petroleum & Chemical Corp.	426,865

1,000,000	@	China Shipping Container Lines Co., Ltd.	417,555

1,864,000		China Telecom Corp. Ltd.	599,789

482,600		Huaneng Power Intl., Inc.	363,479

1,550,000		PetroChina Co., Ltd.	814,955

			2,622,643

		Czech Republic: 0.9%

30,300		Cesky Telecom AS GDR	398,175

12,400		Komercni Banka AS GDR	514,600

			912,775

		Hong Kong: 3.1%

471,000		China Mobile Hong Kong Ltd.	1,370,456

930,000		China Resources Power Holdings Co.	532,543

301,000		Citic Pacific Ltd.	769,680

887,100		CNOOC Ltd.	457,010

			3,129,689

		India: 5.4%

120,000		Larsen & Toubro Ltd.	2,193,674

77,500	#	Reliance Industries Ltd. GDR	1,922,000

64,200	@,L	Tata Motors Ltd. ADR	593,850

96,000		Ultra Tech Cement Ltd.	642,786

			5,352,310

		Indonesia: 1.6%

6,240,500	@	Bumi Resources Tbk PT	499,271

2,330,000		Telekomunikasi Indonesia Tbk PT	1,114,905

			1,614,176

		Israel: 3.2%

19,300	@,L	Check Point Software Technologies	436,585

Shares	Value

110,900		Makhteshim-Agan Industries Ltd.	$453,597

90,000		Teva Pharmaceutical Industries Ltd. ADR	2,340,000

			3,230,182

		Malaysia: 4.6%

568,000		Commerce Asset Holdings Bhd	687,969

327,000		Gamuda Bhd	430,368

166,800		Genting Bhd	742,028

402,000		Malayan Banking Bhd	1,164,214

242,350		Public Bank Bhd	443,356

360,000		Telekom Malaysia Bhd	1,090,088

			4,558,023

		Mexico: 5.7%

35,200		America Movil SA de CV	1,548,800

24,205		Cemex SA de CV ADR	701,461

21,700		Grupo Aeroportuario del Sureste SA de CV ADR	497,147

157,600		Grupo Financiero Banorte SA de CV	740,666

17,950		Grupo Televisa SA ADR	987,250

29,100		Telefonos de Mexico SA de CV ADR	996,384

15,910		TV Azteca SA de CV ADR	159,418

3,459		Wal-Mart de Mexico SA de CV	11,319

			5,642,445

		Peru: 1.0%

41,400		Cia de Minas Buenaventura SA ADR	1,028,376

			1,028,376

		Poland: 0.7%

134,400	L	Telekomunikacja Polska SA GDR	648,520

			648,520

		Russia: 4.6%

16,900	L	LUKOIL ADR	2,112,500

23,700		Mechel Steel Group OAO ADR	485,850

15,100	L	OAO Gazprom ADR	563,683

13,800	L	Surgutneftegaz ADR	550,620

5,600	@	Vimpel-Communications ADR	638,400

11,288	L	YUKOS ADR	187,945

			4,538,998

		South Africa: 9.4%

119,800		ABSA Group Ltd.	1,303,549

27,000	L	AngloGold Ashanti Ltd. ADR	1,001,160

608,400		FirstRand Ltd.	1,200,497

8,500		Impala Platinum Holdings Ltd.	680,828

202,800		MTN Group Ltd.	1,096,750

46,000		Sasol Ltd.	907,674

191,852		Standard Bank Group Ltd.	1,676,271

385,700		Steinhoff Intl. Holdings Ltd.	668,359

57,300		Telkom SA Ltd.	806,806

			9,341,894

		South Korea: 16.0%

20,940		Honam Petrochemical Corp.	821,157

20,980		Hyundai Motor Co.	1,020,367

See Accompanying Notes to Financial Statements

48

  PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares	Value

		South Korea (continued)

81,600		Kia Motors Corp.	$766,412

54,661	@	Kookmin Bank	1,833,052

11,080		KT Corp.	361,033

10,100		LG Electronics, Inc.	570,892

11,740		POSCO	1,754,487

17,200		Samsung Electronics Co., Ltd.	6,763,093

10,380		Samsung Fire & Marine Insurance Co., Ltd.	619,543

8,450		SK Corp.	443,074

6,430		SK Telecom Co., Ltd.	1,012,306

			15,965,416

		Taiwan: 12.6%

413,300	L	Asustek Computer, Inc. GDR	909,260

44,800	L	AU Optronics Corp. ADR	470,400

428,000		Benq Corp.	402,149

960,144		Chinatrust Financial Holding Co.	1,097,384

1,104,205		Compal Electronics, Inc.	992,118

501,379		Evergreen Marine Corp.	432,399

1,128,000		Fubon Financial Holding Co., Ltd.	1,066,301

131,168		HON HAI Precision Industry	482,760

79,588	L	HON HAI Precision Industry GDR	606,529

2,398,000		Mega Financial Holding Co., Ltd.	1,603,861

1,203,561		Nan Ya Plastics Corp.	1,677,940

1,712,888		Taiwan Semiconductor Manufacturing Co., Ltd.	2,275,108

65,657		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	497,023

			12,513,232

		Thailand: 3.3%

259,600		Advanced Info Service PCL	592,084

149,800	@	Bangkok Bank PCL	350,413

457,600	@	Kasikornbank PCL	524,521

1,919,000		Land and Houses PCL	467,876

112,700		PTT PCL	466,854

133,000		Siam Cement PCL	831,219

			3,232,967

		Turkey: 3.6%

144,108,000	@	Arcelik	874,715

198,591,000		Haci Omer Sabanci Holding AS	720,557

146,761,000		KOC Holding AS	890,818

425,066,588	@	Turkiye Garanti Bankasi AS	1,135,817

			3,621,907

		United Kingdom: 1.2%

56,200		Anglo American PLC	1,234,642

			1,234,642

		United States: 1.0%

5,400	L	iShares MSCI Emerging Markets Index Fund	958,014

			958,014

		Total Common Stock (Cost $62,988,650)	92,297,908

Shares	Value
EQUITY-LINKED SECURITIES: 2.7%

		India: 2.7%

175,100	@	Bharti Televentures	$605,846

86,400	@	ICICI Bank Ltd.	568,512

17,500	@	Infosys Technologies	733,950

19,200	@	Larsen and Toubro Ltd.	350,208

19,000	@	Tata Consulting	482,410

			2,740,926

		Total Equity-Linked Securities (Cost $2,014,800)	2,740,926

		Total Long-Term Investments (Cost $65,003,450)	95,038,834

Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.1%

	Securities Lending CollateralCC: 8.1%

$8,082,626	The Bank of New York Institutional Cash Reserves Fund		8,082,626

	Total Short-Term Investments (Cost $8,082,626)		8,082,626

	Total Investments In Securities (Cost $73,086,076)*	103.5%	$103,121,460

	Other Assets and Liabilities-Net	(3.5)	(3,526,386)

	Net Assets	100.0%	$99,595,074

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchase pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. There securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Security purchased with cash collateral for securities loaned.

L  Loaned Securities, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $75,119,140. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,847,162

Gross Unrealized Depreciation	(844,842)

Net Unrealized Appreciation	$28,002,320

See Accompanying Notes to Financial Statements

49

  PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Auto Manufacturers	2.4%

Banks	16.4

Building Materials	2.2

Chemicals	4.9

Coal	0.5

Computers	1.4

Diversified Financial Services	1.8

Electric	2.6

Electrical Components and Equipment	7.4

Electronics	2.5

Engineering and Construction	3.5

Food	0.9

Holding Companies - Diversified	2.4

Home Builders	0.5

Home Furnishings	1.5

Insurance	0.6

Internet	1.2

Investment Companies	1.0

Iron/Steel	2.7

Lodging	0.7

Media	1.2

Mining	6.5

Oil and Gas	10.9

Pharmaceuticals	2.3

Semiconductors	2.8

Telecommunications	13.8

Transportation	0.9

Securities Lending Collateral	8.1

Other Assets and Liabilities, Net	(3.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

50

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004

Shares	Value
COMMON STOCK: 92.2%

		Argentina: 0.1%

10,042	L	Grupo Financiero Galicia SA ADR	$83,951

			83,951

		Australia: 2.1%

17,633		Amcor Ltd.	100,559

88,062		AMP Ltd.	419,763

15,344		BHP Billiton Ltd.	158,680

52,920		John Fairfax Holdings Ltd.	169,699

140,240		Macquarie Airports	296,449

97,965		Macquarie Infrastructure Group	271,611

53,186		Newcrest Mining Ltd.	664,892

69,998		Patrick Corp. Ltd.	291,078

43,298	@	Southcorp Ltd.	116,408

			2,489,139

		Austria: 2.2%

15,127		Bank Austria Creditanstalt AG	1,118,368

10,210		Erste Bank der oesterreichischen Sparkassen AG	453,996

3,449		Flughafen Wien AG	226,631

1,784		OMV AG	428,196

9,543		Wienerberger AG	378,390

			2,605,581

		Belgium: 1.4%

1,881		Almancora Comm. VA	117,521

7,731		Almanij NV	579,996

5,779	@	Belgacom SA	211,714

11,427		Fortis	290,547

5,559		InBev	197,549

3,714		KBC Bancassurance Holding	272,240

			1,669,567

		Brazil: 0.1%

5,000		Cia de Concessoes Rodoviarias	71,954

			71,954

		Canada: 1.7%

39,172	@	Bema Gold Corp.	118,504

13,833		Canadian Natural Resources Ltd.	581,559

1,177	@	Centerra Gold, Inc.	20,746

26,174	@	Eldorado Gold Corp.	83,688

9,418		EnCana Corp.	466,364

7,040	@	Ivanhoe Mines Ltd.	41,556

2,514	@	OPTI Canada, Inc.	37,512

5,168		Petro-Canada	281,671

6,216		Talisman Energy, Inc.	166,643

19,871	@	Telesystem Intl. Wireless, Inc.	217,587

			2,015,830

		China: 0.3%

197,136		Datang Intl. Power Generation Co., Ltd.	157,358

98,000		Weiqiao Textile Co.	143,124

36,539	@	Wumart Stores, Inc.	62,437

			362,919

Shares	Value

		Czech Republic: 1.7%

17,986		Cesky Telecom AS	$236,177

13,349		CEZ	147,697

13,221		Komercni Banka AS	1,670,757

			2,054,631

		Denmark: 0.8%

18,700		Danske Bank A/S	522,036

3,500		GN Store Nord	35,454

2,180		Kobenhavns Lufthavne	364,621

			922,111

		Finland: 0.8%

11,708		Fortum Oyj	179,041

33,893		Nokia Oyj	521,826

11,300		UPM-Kymmene Oyj	223,255

			924,122

		France: 9.5%

1,956		Accor SA	80,964

1,525		Air Liquide	246,412

69,882	@	Alcatel SA	1,022,107

1,976		Atos Origin	123,690

5,836		Autoroutes du Sud de la France	269,925

14,848		BNP Paribas	1,011,294

10,122		Bouygues	398,936

6,320		Cie de Saint-Gobain	347,117

1,216		Credit Agricole SA	35,658

14,564	@	France Telecom SA	417,575

1,007		Gecina SA	87,086

41,608		Havas SA	219,552

4,772	@	JC Decaux SA	118,739

848		L'Oreal SA	57,893

3,404		LVMH Moet Hennessy Louis Vuitton SA	233,355

1,380		Pernod-Ricard	191,073

3,503		Publicis Groupe	104,448

2,642		Renault SA	221,139

22,190		Sanofi-Aventis	1,618,445

14,685		Societe Television Francaise 1	442,460

17,129		Suez SA	400,149

745		Technip SA	116,844

2,866		Thales SA	103,531

12,960		Total SA	2,697,081

678		Unibail	89,259

9,710		Veolia Environnement	294,017

1,907		Vinci SA	227,309

5,788	@	Vivendi Universal SA	158,157

			11,334,215

		Germany: 8.8%

2,711		Adidas-Salomon AG	378,303

8,509		BASF AG	532,940

9,172	@	Bayerische Hypo-und Vereinsbank AG	179,850

13,021	@	Commerzbank AG	238,491

4,593		Deutsche Bank AG	349,557

7,373		Deutsche Post AG	144,104

28,516	@	Deutsche Telekom AG	547,867

23,042		E.ON AG	1,879,259

22,913		Fraport AG Frankfurt Airport Services Worldwide	833,213

1,461	@	Freenet.de AG	29,316

2,240		Fresenius Medical Care AG	171,806

See Accompanying Notes to Financial Statements

51

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares	Value

		Germany: (continued)

2,862		Henkel KGaA	$201,362

6,057	@	Hypo Real Estate Holding AG	226,639

21,844		INDEXCHANGE - DAXEX	1,068,397

5,968		MAN AG	207,314

1,687		Medion AG	29,249

17,375		Metro AG	827,232

3,601		Muenchener Rueckversicherungs AG	353,017

186		Puma AG Rudolf Dassler Sport	46,532

10,035		RWE AG	531,086

8,087		Schering AG	518,587

11,124		Siemens AG	829,885

8,393		Volkswagen AG	373,297

			10,497,303

		Greece: 0.2%

1,642		Coca Cola Hellenic Bottling Co. SA	36,501

14,524		Hellenic Telecommunications Organization SA	224,522

			261,023

		Hong Kong: 0.2%

77,845	@	Clear Media Ltd.	75,011

151,733		Texwinca Holdings Ltd.	137,436

			212,447

		Hungary: 2.2%

1,911		Egis Rt.	96,524

1,008		Gedeon Richter Rt.	118,604

104,516		Matav Magyar Tavkozlesi Rt.	437,350

78,343		OTP Bank Rt.	1,978,669

			2,631,147

		Indonesia: 0.5%

1,370,993		Bank Mandiri Persero Tbk PT	237,021

559,500		Indofood Sukses Makmur Tbk PT	41,483

25,511		Semen Gresik Persero Tbk PT	31,937

695,204		Telekomunikasi Indonesia Tbk PT	332,655

			643,096

		Ireland: 0.7%

4,167	@	Celtic Resources Holdings PLC	29,086

3,554		Depfa Bank PLC	53,976

130,548	@	Dragon Oil PLC	120,200

67,609		iShares PLC - IFTSE 100 Fund	574,494

			777,756

		Italy: 4.3%

16,049		Assicurazioni Generali S.p.A.	476,406

4,954		Autostrada Torino-Milano S.p.A.	113,242

126,784		Banca Intesa S.p.A.	509,302

55,419	@,L	Banca Nazionale del Lavoro S.p.A.	128,334

7,965		Banca Popolare di Milano SCRL	55,966

94,098		Beni Stabili S.p.A.	81,723

30,823		Capitalia S.p.A.	118,413

85,373		Cassa di Risparmio di Firenze S.p.A.	166,537

27,341		Credito Emiliano S.p.A.	235,965

Shares	Value

87,006		Enel S.p.A.	$785,673

42,254		ENI S.p.A.	963,918

22,959		Mediaset S.p.A.	261,681

3,141		Mediobanca S.p.A.	43,391

23,578		Saipem S.p.A.	271,540

8,997		Societa Iniziative Autostradali e Servizi S.p.A.	121,428

51,714		Telecom Italia S.p.A.	172,147

46,041		Terna S.p.A.	111,862

99,220		UniCredito Italiano S.p.A.	532,723

			5,150,251

		Japan: 14.5%

3,475		Aeon Credit Service Co., Ltd.	227,665

11,000		Asahi Glass Co., Ltd.	100,907

27,000		Bank of Yokohama Ltd.	160,974

10,437		Canon, Inc.	514,812

14,358		Credit Saison Co., Ltd.	458,457

7,000		Dai Nippon Printing Co., Ltd.	95,579

6,000		Daihatsu Motor Co., Ltd.	44,629

14,687		Denso Corp.	350,684

44		East Japan Railway Co.	231,025

2,800		Exedy Corp.	47,248

5,000		Fuji Photo Film Co., Ltd.	169,624

90		Fuji Television Network, Inc.	202,837

4,000		Fujisawa Pharmaceutical Co., Ltd.	104,379

4,800		Hitachi Capital Corp.	78,226

18,831		Hitachi Ltd.	117,864

15,363		Honda Motor Co., Ltd.	744,790

2,100		Ito En Ltd.	94,730

6,355		Ito-Yokado Co., Ltd.	227,377

51		Japan Tobacco, Inc.	447,367

32,418		Kao Corp.	746,391

22,126		Koito Manufacturing Co., Ltd.	183,145

1,300		Kyocera Corp.	94,010

72,471		Matsushita Electric Industrial Co., Ltd.	1,048,619

119		Mitsubishi Tokyo Financial Group, Inc.	1,006,827

1,600		Nidec Corp.	173,219

23,581		Nikko Cordial Corp.	105,258

24		Nippon Telegraph & Telephone Corp.	101,860

61,006		Nissan Motor Co., Ltd.	685,791

3,800		Nissin Food Products Co., Ltd.	92,504

2,300		Nitto Denko Corp.	108,969

11,153		Nomura ETF - Nikkei 225 Exchange Traded Fund	1,133,259

92,153		Nomura Holdings, Inc.	1,121,124

84,435		Nomura TOPIX Exchange Traded Fund	865,898

139		NTT DoCoMo, Inc.	244,921

5,000		Olympus Corp.	96,626

5,000		Ricoh Co., Ltd.	93,144

35,221		Sanyo Electric Co., Ltd.	112,562

2,500		Secom Co., Ltd.	90,525

137,716	@	Seiyu Ltd.	319,260

8,981		Sharp Corp.	123,756

7,100		Shin-Etsu Chemical Co., Ltd.	269,203

35,362		Shiseido Co., Ltd.	460,418

602		SMC Corp.	64,305

25,847		Sony Corp.	899,989

See Accompanying Notes to Financial Statements

52

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares	Value

		Japan (continued)

24,830		Sumitomo Trust & Banking Co., Ltd.	$144,480

5,200		Takeda Pharmaceutical Co., Ltd.	250,665

1,390		Takefuji Corp.	87,611

1,400		TDK Corp.	96,916

4,000		Terumo Corp.	99,258

28,900		Tokyo Broadcasting System, Inc.	463,416

10,000		Toppan Printing Co., Ltd.	96,298

21,700		Toyota Motor Corp.	840,239

7,102		Uni-Charm Corp.	358,311

7,700		Yamaha Motor Co., Ltd.	116,881

2,742		Yamanouchi Pharmaceutical Co., Ltd.	100,502

			17,315,334

		Luxembourg: 0.1%

3,816	@	Millicom Intl. Cellular SA	75,824

1,558	@	SBS Broadcasting SA	53,658

			129,482

		Malaysia: 0.1%

43,100		IOI Corp. Bhd	107,855

29,700		Kuala Lumpur Kepong Bhd	51,934

			159,789

		Mexico: 0.7%

39,013		Fomento Economico Mexicano SA de CV	172,489

140,188		Grupo Financiero Banorte SA de CV	658,837

32,863		Grupo Financiero Inbursa SA	54,996

			886,322

		Netherlands: 1.9%

2,124		ABN AMRO Holding NV	50,888

1,100	@,#	Efes Breweries Intl. NV GDR	30,525

2,698		Euronext NV	78,113

4,123		European Aeronautic Defense and Space Co.	117,631

12,357		Heineken NV	388,438

4,887		Koninklijke Philips Electronics NV	116,241

8,095		Royal Dutch Petroleum Co.	438,960

3,511	@	Royal Numico NV	118,298

4,385		TPG NV	105,707

10,987		Unilever NV	638,882

7,687		VNU NV	210,027

			2,293,710

		Norway: 1.5%

11,926		DNB NOR ASA	101,135

9,670		Norsk Hydro ASA	711,205

7,810		Smedvig ASA	97,344

1,847		Sparebanken Rogaland	98,326

46,615		Statoil ASA	677,817

13,994		Telenor ASA	111,466

1,900	@	TGS Nopec Geophysical Co. ASA	36,101

			1,833,394

Shares	Value

		Papua New Guinea: 0.1%

123,617	@	Lihir Gold Ltd.	$115,656

			115,656

		Philippines: 0.2%

374,000		Ayala Corp.	43,156

48,400		Bank of the Philippine Islands	41,628

2,346		Globe Telecom, Inc.	42,688

4,400	@,L	Philippine Long Distance Telephone ADR	110,440

			237,912

		Poland: 3.1%

11,422	@	Agora SA	158,868

2,149		Bank BPH	288,803

57,150	@	Bank Millennium SA	47,082

42,916		Bank Pekao SA	1,633,822

20,081		Bank Zachodni WBK SA	506,351

2,261	@	BRE Bank SA	70,327

16,247	@	Budimex SA	227,542

5,162	@	Inter Cars SA	59,537

1,975	@	Inter Groclin Auto SA	67,988

5,835		Orbis SA	39,894

1,308	@	Stomil Sanok	61,768

102,684		Telekomunikacja Polska SA	496,781

1,129	@	ZM Duda SA	40,631

			3,699,394

		Portugal: 0.8%

55,106		Banco Comercial Portugues SA	129,879

33,920		Brisa-Auto Estradas de Portugal SA	276,597

61,351		Energias de Portugal SA	181,403

6,004	@	Jeronimo Martins	70,525

29,238	@	Media Capital SGPS	197,490

7,839		Portugal Telecom SGPS SA	88,362

			944,256

		Russia: 2.7%

6,600	L	LUKOIL ADR	825,000

3,900		MMC Norilsk Nickel ADR	242,190

5,547		Moscow City Telephone ADR	72,111

1,706		North-West Telecom ADR	49,048

2,900	L	OAO Gazprom ADR	108,257

5,577	@	RBC Information Systems	14,277

2,784		Sberbank RF	1,291,776

789		Sibirtelecom OAO ADR	39,639

16,994		Uralsvyazinform ADR	141,730

10,798	L	VolgaTelecom ADR	71,267

16,966	@	Wimm-Bill-Dann Foods OJSC ADR	250,418

6,961	@,L	YUKOS Oil Co. ADR	115,901

			3,221,614

		South Africa: 0.5%

50,350		Nedcor Ltd.	544,590

			544,590

		South Korea: 0.4%

1,150		Samsung Electronics Co., Ltd.	452,184

			452,184

See Accompanying Notes to Financial Statements

53

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares	Value

		Spain: 1.2%

2,870		Altadis SA	$105,168

19,272		Endesa SA	391,373

2,512	@	Fadesa Inmobiliaria SA	37,833

2,110		Gas Natural SDG SA	57,223

7,383	@	Gestevision Telecinco SA	140,591

6,461		Grupo Empresarial Ence SA	184,652

10,669		Iberdrola SA	233,280

14,760		Promotora de Informaciones SA	278,906

			1,429,026

		Sweden: 3.0%

6,526		Autoliv, Inc.	277,067

10,063	@	Elekta AB	267,519

5,300		ForeningsSparbanken AB	111,368

15,714		Getinge AB	175,625

5,775		Nobia AB	74,003

68,000		Nordea Bank AB	587,374

55,724		Skandia Forsakrings AB	207,889

7,200		Skandinaviska Enskilda Banken AB	119,871

104,963		Skanska AB	1,143,141

19,495		Svenska Handelsbanken	422,158

37,563	@	Telefonaktiebolaget LM Ericsson	108,949

10,500		TeliaSonera AB	56,093

			3,551,057

		Switzerland: 4.3%

1,624		Adecco SA	78,091

12,691	@	Credit Suisse Group	433,830

4,316		Nestle SA	1,019,198

27,822		Novartis AG	1,329,255

13,508		Roche Holding AG	1,378,559

165		SGS SA	104,962

3,984		Swatch Group AG	533,586

3,082		UBS AG	222,466

			5,099,947

		Turkey: 4.0%

168,454,560		Akbank TAS	759,731

521,665	@	Alarko Gayrimenkul Yatirim Ortakligi AS	8,208

4,305,000		Cimsa Cimento Sanayi VE Tica	12,671

22,377,507	@	Denizbank AS	43,708

140,542,816	@	Dogan Sirketler Grubu Holdings	253,539

2,138,389	@	Dogan Yayin Holding	7,614

456,000		Enka Insaat ve Sanayi AS	11,443

129,000,623		Haci Omer Sabanci Holding AS	468,060

81,055,539		KOC Holding AS	491,996

25,070,000		Migros Turk TAS	153,871

4,915,000	@	Tofas Turk Otomobil Fabrik	11,933

3,916,000		Trakya Cam Sanayi AS	9,773

34,281,984		Turk DIS Ticaret Bankasi	37,200

5,655,774		Turk Sise ve Cam Fabrikalari AS	13,809

24,225,375		Turkcell Iletisim Hizmet AS	148,523

421,699,262	@	Turkiye Garanti Bankasi AS	1,126,819

264,938,814		Turkiye Is Bankasi	1,096,051

4,776,000	@	Vestel Elektronik Sanayi	18,301

67,815,000	@	Yapi ve Kredi Bankasi	152,693

			4,825,943

Shares	Value

		Ukraine: 0.0%

306	@,I,XX	Centrenergo ADR	$5,939

			5,939

		United Kingdom: 15.1%

11,476		Allied Domecq PLC	102,132

53,751		Associated British Ports Holdings PLC	455,014

33,497		BAA PLC	352,121

26,880		BAE Systems PLC	117,540

88,526		Barclays PLC	865,177

12,376		Boots Group PLC	149,254

335,101		BP PLC	3,248,462

5,938		British Land Co. PLC	$81,113

26,666		British Sky Broadcasting PLC	248,828

14,530		Burberry Group PLC	104,031

43,070		Cadbury Schweppes PLC	358,383

22,997		Centrica PLC	101,641

43,070		Compass Group PLC	177,914

62,314		Diageo PLC	833,408

63,892		GlaxoSmithKline PLC	1,343,502

11,110		Highland Gold Mining Ltd.	54,815

40,735		Hilton Group PLC	192,595

9,766		Imperial Tobacco Group PLC	228,050

35,262		Marks & Spencer Group PLC	232,175

19,712		National Grid Transco PLC	171,599

60,726	@	Oxus Gold PLC	59,417

17,761		Pearson PLC	194,616

128,403		Peninsular and Oriental Steam Navigation Co.	630,799

16,718	@	Peter Hambro Mining PLC	167,636

23,373		Rank Group PLC	122,683

8,494		Reckitt Benckiser PLC	232,670

23,313		Reed Elsevier PLC	208,158

57,749		Royal & Sun Alliance Insurance Group	79,170

52,196		Royal Bank of Scotland Group PLC	1,536,438

12,350		Scottish & Newcastle PLC	91,376

6,645		Scottish & Southern Energy PLC	101,721

94,771		Shell Transport & Trading Co. PLC	746,332

38,773		Smith and Nephew PLC	329,852

180,926		Tesco PLC	952,105

1,059,418		Vodafone Group PLC	2,718,938

13,422		William Hill PLC	120,373

28,528		WPP Group PLC	286,190

			17,996,228

		United States: 0.2%

28,244	L	News Corp., Inc.	226,869

			226,869

		Venezuela: 0.2%

11,548		Cia Anonima Nacional Telefonos de Venezuela ADR	265,604

			265,604

		Total Common Stock (Cost $100,484,923)	109,941,293

See Accompanying Notes to Financial Statements

54

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares	Value
PREFERRED STOCK: 0.6%

		Germany: 0.6%

1,329		Henkel KGaA	$99,599

30,386		ProSieben SAT.1 Media AG	543,067

1,861		Rhoen Klinikum AG	103,214

			745,880

		Total Preferred Stock (Cost $683,047)	745,880

EQUITY-LINKED SECURITIES: 0.6%

		India: 0.2%

38,656	@	ICICI Bank Ltd.	254,356

			254,356

		Philippines: 0.4%

28	@	Morgan Stanley, due 10/17/05	397,100

			397,100

		Total Equity-Linked Securities (Cost $637,133)	651,456

Principal Amount			Value
CORPORATE BONDS: 1.4%

		Hungary: 1.2%

$96,470,000	(1)	Hungary Government Bond, 6.25%, due 06/12/08	454,077

26,310,000	(1)	Hungary Government Bond, 7.00%, due 06/24/09	126,112

16,260,000	(1)	Hungary Government Bond, 7.00%, due 06/24/09	77,940

52,710,000	(1)	Hungary Government Bond, 6.75%, due 02/12/13	247,473

112,960,000	(1)	Hungary Government Bond, 5.50%, due 02/12/14	485,459

			1,391,061

		Venezuela: 0.2%

303,000	L	Venezuela Government Intl. Bond, 9.25%, due 09/15/27	310,727

			310,727

		Total Corporate Bonds (Cost $1,509,050)	1,701,788

		Total Long-Term Investments (Cost $103,314,153)	113,040,417

Principal Amount		Value
SHORT-TERM INVESTMENTS: 1.3%

Securities Lending CollateralCC: 1.3%

$1,580,318	The Bank of New York Institutional Cash Reserves Fund		$1,580,318

	Total Short-Term Investments (Cost $1,580,318)		1,580,318

	Total Investments In Securities (Cost $104,894,471)*	96.1%	$114,620,735

	Other Assets and Liabilities-Net	3.9	4,615,528

	Net Assets	100.0%	$119,236,263

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

XX  Value of securities obtained from one or more dealers making markets in the securities in accordance with the Fund's valuation procedures.

(1)  Principal amount presented in Hungarian Forint.

*  Cost for federal income tax purposes is $105,414,170. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,780,111

Gross Unrealized Depreciation	(1,573,546)

Net Unrealized Appreciation	$9,206,565

See Accompanying Notes to Financial Statements

55

  PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.7%

Aerospace/Defense	0.3

Agriculture	0.8

Apparel	0.4

Auto Manufacturers	2.4

Auto Parts and Equipment	0.8

Banks	20.3

Beverages	1.9

Building Materials	0.7

Chemicals	1.0

Commercial Services	1.1

Computers	0.2

Cosmetics/Personal Care	1.4

Distribution/Wholesale	0.1

Diversified Financial Services	3.5

Electric	4.1

Electrical Components and Equipment	0.7

Electronics	0.3

Engineering and Construction	3.2

Entertainment	0.3

Food	3.8

Food Service	0.1

Forest Products and Paper	0.3

Gas	0.1

Hand/Machine Tools	0.2

Healthcare - Products	0.9

Healthcare - Services	0.1

Holding Companies - Diversified	1.5

Home Furnishings	1.7

Household Products/Wares	0.5

Insurance	1.3

Investment Companies	3.5

Leisure Time	0.1

Lodging	0.1

Machinery - Diversified	0.2

Media	3.5

Mining	1.5

Miscellaneous Manufacturing	0.9

Office/Business Equipment	0.5

Oil and Gas	10.6

Oil and Gas Services	0.4

Packaging and Containers	0.1

Pharmaceuticals	5.8

Real Estate	0.3

Retail	1.3

Sovereign	1.4

Telecommunications	7.8

Textiles	0.2

Transportation	1.3

Water	0.6

Securities Lending Collateral	1.3

Other Assets and Liabilities, Net	3.9

Net Assets	100.0%

See Accompanying Notes to Financial Statements

56

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND   AS OF OCTOBER 31, 2004

Shares	Value
COMMON STOCK: 94.6%

		Belgium: 3.9%

21,900	@	Belgacom SA	$802,307

3,616		Electrabel	1,350,613

73,500		Fortis	1,868,835

			4,021,755

		Canada: 3.8%

37,503		EnCana Corp.	1,857,086

40,800		Methanex Corp.	640,557

64,700		Placer Dome, Inc.	1,388,683

			3,886,326

		China: 1.0%

12,000		Jiangxi Copper Co., Ltd.	6,369

824,000		Maanshan Iron & Steel	289,033

1,963,000		Zijin Mining Group Co., Ltd.	766,396

			1,061,798

		Denmark: 2.0%

50,000		Danske Bank A/S	1,395,819

17,700		TDC A/S	656,347

			2,052,166

		Finland: 1.1%

58,100		UPM-Kymmene Oyj	1,147,885

			1,147,885

		France: 6.1%

12,097		Lafarge SA	1,104,049

15,730		Schneider Electric SA	1,043,313

13,078		Societe Generale	1,214,176

5,339		Total SA	1,111,090

17,700		Total SA ADR	1,845,757

			6,318,385

		Germany: 3.9%

15,300		Deutsche Boerse AG	762,624

17,200		RWE AG	910,282

19,000		Schering AG	1,218,395

15,050		Siemens AG	1,122,777

			4,014,078

		Greece: 2.1%

29,740		Alpha Bank AE	852,217

64,000		OPAP SA	1,303,538

			2,155,755

		Hong Kong: 1.6%

930,000		Cathay Pacific Airways Ltd.	1,611,599

			1,611,599

		Hungary: 0.9%

36,330		OTP Bank Rt.	917,568

			917,568

		Ireland: 0.7%

42,300		Irish Life & Permanent PLC	710,330

			710,330

		Italy: 2.0%

117,200		Enel S.p.A.	1,058,328

205,000		Snam Rete Gas S.p.A.	1,039,625

			2,097,953

Shares	Value

		Japan: 19.8%

118,000		Amano Corp.	$975,624

48,000		Chubu Electric Power Co., Inc.	1,041,906

57,100		Chugai Pharmaceutical Co., Ltd.	892,552

111,000		Hino Motors Ltd.	736,639

55,000		Isetan Co., Ltd.	559,703

173		Japan Retail Fund Investment Corp.	1,379,894

38,000		Kao Corp.	874,910

14,400		Kyocera Corp.	1,041,347

118		Mitsubishi Tokyo Financial Group, Inc.	998,367

200		Nippon Telegraph & Telephone Corp.	848,832

130,000		Nomura Holdings, Inc.	1,581,564

22,000		Promise Co., Ltd.	1,396,749

105,000		Sekisui House Ltd.	1,081,336

46,000		Shinsei Bank Ltd.	299,701

210,000		Sumitomo Trust & Banking Co., Ltd.	1,221,940

19,250	@	T&D Holdings, Inc.	848,385

16,200		Takeda Pharmaceutical Co., Ltd.	780,918

11,000		Takefuji Corp.	693,322

193,000		Tokuyama Corp.	987,928

46,700		Tokyo Electric Power Co., Inc.	1,055,466

29,100		Toyota Motor Corp.	1,126,771

			20,423,854

		Malaysia: 3.3%

891,400		AMMB Holdings Bhd	774,736

72,000		British American Tobacco Malaysia Bhd	862,105

431,000		Commerce Asset Holdings Bhd	522,033

438,200		Malayan Banking Bhd	1,269,052

			3,427,926

		Mexico: 1.4%

452,100		Wal-Mart de Mexico SA de CV	1,479,461

			1,479,461

		Netherlands: 5.1%

110,900	@	ASML Holding NV	1,580,541

52,390		Royal Dutch Petroleum Co.	2,841,338

15,300		Unilever NV	889,678

			5,311,557

		New Zealand: 1.2%

627,150		Fisher & Paykel Healthcare Corp.	1,246,287

			1,246,287

		Singapore: 4.9%

154,600	@	CapitaCommercial Trust	116,049

1,476,000	L	CapitaLand Ltd.	1,640,305

199,000		DBS Group Holdings Ltd.	1,866,594

178,000		United Overseas Bank Ltd.	1,444,468

			5,067,416

		Spain: 2.1%

81,793		Banco Bilbao Vizcaya Argentaria SA	1,285,209

52,800		Telefonica SA	873,847

			2,159,056

See Accompanying Notes to Financial Statements

57

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND   AS OF OCTOBER 31, 2004 (CONTINUED)

Shares	Value

		Sweden: 1.0%

95,134		Swedish Match AB	$1,047,742

			1,047,742

		Switzerland: 7.3%

24,220	@	Credit Suisse Group	827,939

17,098		Novartis AG	816,893

19,280		Novartis AG ADR	925,633

16,559		Roche Holding AG	1,689,928

85,200		STMicroelectronics NV	1,571,837

24,266		UBS AG	1,751,580

			7,583,810

		United Kingdom: 16.9%

278,000		BP PLC	2,694,927

168,400		Diageo PLC	2,252,239

99,234		GlaxoSmithKline PLC	2,086,663

72,100		Imperial Tobacco Group PLC	1,683,636

1,144,800		Legal & General Group PLC	2,080,207

64,700		Rio Tinto PLC	1,697,371

61,000		Severn Trent PLC	1,024,279

1,533,067		Vodafone Group PLC	3,934,532

			17,453,854

		United States: 2.5%

41,800		Schlumberger Ltd.	2,630,892

			2,630,892

		Total Common Stock (Cost $86,174,134)	97,827,453

Principal Amount			Value
SHORT-TERM INVESTMENTS: 9.3%

	Repurchase Agreement: 7.6%

$7,804,000	Morgan Stanley Repurchase Agreement dated 10/29/04, 1.840%, due 11/01/04, $7,805,197 to be received upon repurchase (Collateralized by $7,945,000 various U.S. Government Agency Obligations, 3.320%-4.125%, Market Value plus accrued interest $7,964,519, due 10/26/07-01/30/12)		7,804,000

	Total Repurchase Agreement (Cost $7,804,000)		7,804,000

	Securities Lending CollateralCC: 1.7%

1,736,349	The Bank of New York Institutional Cash Reserves Fund		1,736,349

	Total Securities Lending Collateral (Cost $1,736,349)		1,736,349

	Total Short-Term Investments (Cost $9,540,349)		9,540,349

	Total Investments In Securities (Cost $95,714,483)*	103.9%	$107,367,802

	Other Assets and Liabilities-Net	(3.9)	(4,032,308)

	Net Assets	100.0%	$103,335,494

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $96,305,414. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$13,047,639

Gross Unrealized Depreciation	(1,985,251)

Net Unrealized Appreciation	$11,062,388

Industry	Percentage of Net Assets
Agriculture	3.5%

Airlines	1.6

Auto Manufacturers	1.8

Banks	17.9

Beverages	2.2

Building Materials	1.1

Chemicals	1.6

Cosmetics/Personal Care	0.8

Diversified Financial Services	5.0

Electric	5.2

Electronics	1.0

Entertainment	1.3

Food	0.9

Forest Products and Paper	1.1

Gas	1.0

Hand/Machine Tools	1.0

Healthcare-Products	1.2

Home Builders	1.0

Insurance	2.8

Iron/Steel	0.3

Mining	3.7

Miscellaneous Manufacturing	2.0

Oil and Gas	10.0

Oil and Gas Services	2.5

Pharmaceuticals	8.1

Real Estate	1.6

Real Estate Investment Trusts	1.4

Retail	2.0

Semiconductors	3.1

Telecommunications	6.9

Water	1.0

Repurchase Agreement	7.6

Securities Lending Collateral	1.7

Other Assets and Liabilities, Net	(3.9)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

58

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP GROWTH FUND  AS OF OCTOBER 31, 2004

Shares	Value
COMMON STOCK: 96.6%

		Austria: 2.7%

88,184		Erste Bank der Oesterreichischen Sparkassen AG	$3,921,171

119,848		Wienerberger AG	4,752,105

			8,673,276

		Belgium: 5.2%

144,764		AGFA-Gevaert NV	4,562,623

29,400		Barco NV	2,514,801

22,300		Colruyt SA	3,230,464

59,000	@	Mobistar SA	4,425,375

40,100		UCB SA	2,117,485

			16,850,748

		Bermuda: 1.1%

70,400		Frontline Ltd.	3,477,717

			3,477,717

		Canada: 3.4%

94,800		AGF Management Ltd.	1,257,523

87,100		IPSCO, Inc.	2,325,047

73,900	@,L	Precision Drilling Corp.	4,556,674

95,700	@	RONA, Inc.	2,667,596

			10,806,840

		Denmark: 3.3%

369,000		GN Store Nord	3,737,890

123,000	L	H. Lundbeck A/S	2,216,400

45,150		ISS A/S	2,400,746

68,300	@	Jyske Bank	2,201,331

			10,556,367

		Finland: 2.0%

37,400	L	Nokian Renkaat Oyj	4,050,623

89,140	L	Tietoenator Oyj	2,499,749

			6,550,372

		France: 5.8%

49,000	@	Compagnie Generale de Geophysique SA	3,049,740

55,500		Dassault Systemes SA	2,811,295

451,100		Elior	4,020,364

128,100	@	JC Decaux SA	3,187,437

78,500	L	Neopost SA	5,449,496

			18,518,332

		Germany: 5.6%

111,000	@	Freenet.de AG	2,227,309

91,700	@,L	GPC Biotech AG	1,156,705

124,400	@	Heidelberger Druckmaschinen	3,565,153

219,200	@	Hypo Real Estate Holding AG	8,201,952

78,800		Schwarz Pharma AG	2,968,517

			18,119,636

		Greece: 1.6%

161,630		Cosmote Mobile Telecommunications SA	2,916,099

87,700		Germanos SA	2,331,079

			5,247,178

Shares	Value

		Hong Kong: 2.9%

350,400		DAH Sing Financial	$2,524,744

1,176,000		Hong Kong Exchanges and Clearing Ltd.	2,677,747

2,794,000		New World Development Ltd.	2,445,367

250,000		Wing Hang Bank Ltd.	1,709,684

			9,357,542

		Ireland: 3.8%

344,900		Anglo Irish Bank Corp. PLC	6,544,567

260,200	@	Grafton Group PLC	2,333,460

154,900		Kerry Group PLC	3,467,449

			12,345,476

		Italy: 3.4%

316,600		Buzzi Unicem S.p.A.	4,339,466

53,700	@,L	e.Biscom	2,961,471

314,700		Saipem S.p.A.	3,624,307

			10,925,244

		Japan: 20.9%

657,000	L	Bank of Fukuoka Ltd.	3,733,593

98,600	@	Circle K Sunkus Co., Ltd.	2,363,094

85,800	@	FamilyMart Co., Ltd.	2,300,257

710,000		Fuji Fire & Marine Insurance Co., Ltd.	2,238,658

23,800		Funai Electric Co., Ltd.	3,098,328

623,000		Hiroshima Bank Ltd.	2,904,087

47,600	L	Hogy Medical Co., Ltd.	1,947,638

1,732,000		Hokuhoku Financial Group, Inc.	3,938,191

117,500	L	Hokuto Corp.	2,149,892

144,000	L	Japan General Estate Co., Ltd.	1,495,636

167,900		JSR Corp.	3,052,492

428,000		Kinden Corp.	2,897,937

1,460,000		Kobe Steel Ltd.	2,033,973

114,700		Komeri Co., Ltd.	2,729,785

1,524,000		Marubeni Corp.	3,995,979

822,000		Mitsui Mining & Smelting Co., Ltd.	3,245,535

143,000		Nippon Electric Glass Co., Ltd.	3,186,692

230		NTT Urban Development Corp.	974,668

56,840	@,L	Sega Sammy Holdings, Inc.	2,633,514

86,800		Shima Seiki Manufacturing Ltd.	2,800,914

344,000		Sumitomo Bakelite Co., Ltd.	2,021,710

151,000		Taiyo Yuden Co., Ltd.	1,571,403

1,016,000		Teijin Ltd.	3,940,807

2,206	@,L	UMC Japan	933,391

98,900		Uni-Charm Corp.	4,989,719

			67,177,893

		Luxembourg: 1.8%

1,426,100	@	Gemplus Intl. SA	2,987,087

80,100	@	SBS Broadcasting SA	2,758,644

			5,745,731

		Netherlands: 2.1%

71,000		Aalberts Industries NV	2,642,689

114,500	@,L	ASM Intl. NV	1,662,812

174,966		Vedior NV	2,573,496

			6,878,997

See Accompanying Notes to Financial Statements

59

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP GROWTH FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Shares	Value

		Norway: 4.1%

173,200	@	Golar LNG Ltd.	$2,748,497

306,200	L	Smedvig ASA	3,816,465

548,400		Storebrand ASA	4,173,113

276,800		Tandberg ASA	2,607,296

			13,345,371

		Panama: 1.4%

242,200		Banco Latinoamericano de Exportaciones SA	4,439,526

			4,439,526

		Singapore: 2.1%

2,857,000	L	Hi-P Intl. Ltd.	3,088,075

762,000		Keppel Corp. Ltd.	3,664,536

			6,752,611

		South Korea: 1.1%

534,870		Industrial Bank of Korea	3,386,340

			3,386,340

		Spain: 3.5%

45,516	@	Antena 3 de Television SA	2,915,195

280,500		Cortefiel SA	3,660,768

256,400		Red Electrica de Espana	4,776,596

			11,352,559

		Sweden: 2.8%

747,100		Eniro AB	6,317,767

246,800		Getinge AB	2,758,320

			9,076,087

		Switzerland: 4.5%

34,316	@	Actelion NV	3,925,195

4,348		Geberit AG	2,824,152

21,991		Nobel Biocare Holding AG	3,586,929

6,300		SGS SA	4,007,642

			14,343,918

		United Kingdom: 11.5%

504,500		BPB PLC	3,880,151

342,000		Burberry Group PLC	2,448,622

229,000		Close Brothers Group PLC	2,791,232

168,900		Cobham PLC	4,279,433

358,500		De Vere Group PLC	2,791,739

751,500		HMV Group PLC	3,308,725

791,700		Kesa Electricals PLC	3,953,240

162,800		Man Group PLC	3,903,135

330,000		Punch Taverns PLC	3,349,791

698,000		Rank Group PLC	3,663,738

314,900		United Business Media PLC	2,755,721

			37,125,527

		Total Common Stock (Cost $255,679,337)	311,053,288

PREFERRED STOCK: 1.0%

		Germany: 1.0%

170,550		ProSieben SAT.1 Media AG	3,048,120

		Total Preferred Stock (Cost $1,565,487)	3,048,120

		Total Long-Term Investments (Cost $257,244,824)	314,101,408

Principal Amount	Value
SHORT-TERM INVESTMENTS: 8.0%

Securities Lending CollateralCC: 8.0%

$25,838,199	The Bank of New York Institutional Cash Reserves Fund		$25,838,199

	Total Short-Term Investments (Cost $25,838,199)		25,838,199

	Total Investments In Securities (Cost $283,083,023)*	105.6%	$339,939,607

	Other Assets and Liabilities-Net	(5.6)	(18,004,044)

	Net Assets	100.0%	$321,935,563

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $283,103,746. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,060,311

Gross Unrealized Depreciation	(7,224,450)

Net Unrealized Appreciation	$56,835,861

See Accompanying Notes to Financial Statements

60

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP GROWTH FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	1.0%

Aerospace/Defense	1.3

Agriculture	0.7

Apparel	0.8

Auto Parts and Equipment	1.3

Banks	13.4

Biotechnology	0.4

Building Materials	4.9

Chemicals	1.6

Commercial Services	3.9

Computers	1.7

Cosmetics/Personal Care	1.5

Distribution/Wholesale	1.2

Diversified Financial Services	3.3

Electric	1.5

Electrical Components and Equipment	1.0

Electronics	2.3

Engineering and Construction	1.7

Food	2.1

Food Service	1.2

Healthcare - Products	2.6

Holding Companies - Diversified	1.1

Insurance	2.0

Internet	0.7

Iron/Steel	1.3

Leisure Time	0.8

Lodging	0.9

Machinery - Diversified	2.0

Media	5.5

Mining	1.0

Miscellaneous Manufacturing	3.2

Office/Business Equipment	1.7

Oil and Gas	1.4

Oil and Gas Services	3.3

Pharmaceuticals	3.5

Real Estate	0.8

Retail	9.0

Semiconductors	0.8

Software	0.9

Telecommunications	5.2

Textiles	1.2

Transportation	1.9

Securities Lending Collateral	8.0

Other Assets and Liabilities, Net	(5.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

61

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND  AS OF OCTOBER 31, 2004

Shares	Value
COMMON STOCK: 97.8%

		Belgium: 1.2%

1,317,000		InBev	$46,801,959

			46,801,959

		Brazil: 5.7%

10,027,700		Centrais Eletricas Brasileiras SA ADR	77,946,315

2,251,600		Petroleo Brasileiro SA ADR	73,402,160

179,388	L	Tele Centro Oeste Celular Participacoes SA ADR	1,653,957

13,898	@	Tele Leste Celular Participacoes SA ADR	159,132

2,532,786		Tele Norte Leste Participacoes SA ADR	33,128,842

1,208,600		Telecomunicacoes Brasileiras SA ADR	31,858,696

111,928	L	Tim Participacoes SA ADR	1,588,258

			219,737,360

		Canada: 0.7%

12,138,000	L	Bombardier, Inc.	27,863,415

			27,863,415

		France: 6.2%

6,104,200	@	Alcatel SA	89,281,144

1,463,100		Compagnie Generale des Etablissements Michelin	79,672,910

2,404,100	@	France Telecom SA	68,929,773

			237,883,827

		Germany: 10.3%

2,302,720	@	Bayerische Hypo-und Vereinsbank AG	45,153,020

2,001,693	@	Commerzbank AG	36,662,744

5,377,300	@	Deutsche Telekom AG	103,312,072

505,588		E.ON AG	41,234,718

1,150,000	@	Heidelberger Druckmaschinen	32,957,603

411,200	@	Hypo Real Estate Holding AG	15,386,145

702,081		Schering AG	45,021,683

1,775,200	L	Volkswagen AG	78,955,886

			398,683,871

		Hong Kong: 1.2%

3,160,236		Jardine Matheson Holdings Ltd.	46,771,493

			46,771,493

		Italy: 3.0%

20,025,100		Banca Intesa S.p.A.	82,035,476

10,329,085		Telecom Italia S.p.A.	34,383,753

			116,419,229

		Japan: 19.9%

1,851,800		Daiichi Pharmaceutical Co., Ltd.	36,018,733

12,859,700		Hitachi Ltd.	80,489,413

9,496		Japan Tobacco, Inc.	83,298,110

4,914,000		Matsushita Electric Industrial Co., Ltd.	71,103,085

3,262		Millea Holdings, Inc.	42,952,997

20,838,000		Mitsubishi Heavy Industries Ltd.	58,422,216

Shares	Value

7,376		Mitsubishi Tokyo Financial Group, Inc.	$62,406,367

4,932,000		Mitsui Sumitomo Insurance Co., Ltd.	40,399,097

2,211,116		Nippon Oil Corp.	14,022,260

13,125		Nippon Telegraph & Telephone Corp.	55,704,570

1,049,000		Ono Pharmaceutical Co., Ltd.	49,096,243

1,726,900		Sankyo Co., Ltd.	35,844,285

11,494		Sumitomo Mitsui Financial Group, Inc.	74,634,465

509,000		TDK Corp.	35,235,989

815,000		Yamanouchi Pharmaceutical Co., Ltd.	29,872,155

			769,499,985

		Mexico: 1.6%

357,316		Cemex SA de CV ADR	10,355,018

1,471,160		Telefonos de Mexico SA de CV ADR	50,372,518

			60,727,536

		Netherlands: 5.0%

1,737,200	L	Akzo Nobel NV	65,368,700

7,031,641	@	Koninklijke Ahold NV	48,749,812

1,337,400	L	Unilever NV	77,768,360

			191,886,872

		New Zealand: 1.4%

13,335,944		Telecom Corp. of New Zealand Ltd.	52,863,307

			52,863,307

		Portugal: 2.0%

6,709,676		Portugal Telecom SGPS SA	75,632,380

			75,632,380

		Russia: 1.5%

477,800		LUKOIL ADR	59,725,000

			59,725,000

		Singapore: 3.7%

3,652,191		DBS Group Holdings Ltd.	34,257,058

6,060,800	#	DBS Group Holdings Ltd. ADR	56,777,573

6,239,000		Oversea-Chinese Banking Corp.	51,723,766

		142,758,397

		South Korea: 2.8%

5,419,800	L	Korea Electric Power Corp. ADR	62,219,304

2,550,500		KT Corp. ADR	47,082,230

			109,301,534

		Spain: 5.8%

7,054,133	L	Banco Bilbao Vizcaya Argentaria SA	110,841,226

6,806,060	@	Telefonica SA	112,641,166

			223,482,392

		Switzerland: 5.9%

552,900		Nestle SA	130,564,045

91,700		Swisscom AG	33,023,851

See Accompanying Notes to Financial Statements

62

  PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Shares	Value

		Switzerland (continued)

446,274	@	Zurich Financial Services AG	$63,500,711

			227,088,607

		United Kingdom: 19.2%

3,107,600		Abbey National PLC	35,991,543

22,621,100		BAE Systems PLC	98,916,465

4,901,200		British American Tobacco PLC	73,657,772

12,269,781		BT Group PLC	41,860,987

68,328,632	@	Corus Group PLC	61,027,301

15,012,600		Friends Provident PLC	37,476,265

4,203,100		GlaxoSmithKline PLC	88,381,529

18,801,490		Imperial Chemical Industries PLC	72,333,520

78,261,262	@	Invensys PLC	21,893,456

11,046,451	L	Marks & Spencer Group PLC	72,732,910

21,344,356		Morrison WM Supermarkets	88,631,589

35,348,000		Royal & Sun Alliance Insurance Group	48,459,925

			741,363,262

		Venezuela: 0.7%

1,216,822		Cia Anonima Nacional Telefonos de Venezuela ADR	27,986,906

			27,986,906

		Total Common Stock (Cost $3,415,854,603)	3,776,477,332

Principal Amount			Value
SHORT-TERM INVESTMENTS: 4.5%

	Securities Lending CollateralCC: 4.5%

$172,486,707	The Bank of New York Institutional Cash Reserves Fund		172,486,707

	Total Short-Term Investments (Cost $172,486,707)		172,486,707

	Total Investments In Securities (Cost $3,588,341,310)*	102.3%	$3,948,964,039

	Other Assets and Liabilities-Net	(2.3)	(89,100,575)

	Net Assets	100.0%	$3,859,863,464

@  Non-income producing security

ADR  American Depositary Receipt

#  Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $3,615,863,170. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$657,576,556

Gross Unrealized Depreciation	(324,475,687)

Net Unrealized Appreciation	$333,100,869

Industry	Percentage of Net Assets
Aerospace/Defense	2.6%

Agriculture	4.1

Auto Manufacturers	2.0

Auto Parts and Equipment	2.1

Banks	15.6

Beverages	1.2

Building Materials	0.3

Chemicals	3.6

Computers	0.9

Electric	4.7

Electrical Components and Equipment	2.1

Food	9.0

Holding Companies - Diversified	1.2

Home Furnishings	1.8

Insurance	6.0

Iron/Steel	1.6

Machinery - Diversified	0.9

Miscellaneous Manufacturing	2.8

Oil and Gas	3.8

Pharmaceuticals	7.4

Retail	1.9

Telecommunications	22.2

Securities Lending Collateral	4.5

Other Assets and Liabilities, Net	(2.3)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

63

  PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND  AS OF OCTOBER 31, 2004

Shares	Value
COMMON STOCK: 98.6%

		Belgium: 1.3%

58,400		Fortis	$1,484,899

			1,484,899

		Bermuda: 0.6%

20,815		Tyco Intl. Ltd.	648,387

			648,387

		Canada: 2.4%

26,532		EnCana Corp.	1,313,821

25,100		Methanex Corp.	394,068

48,000		Placer Dome, Inc.	1,030,243

			2,738,132

		China: 0.7%

6,000		Jiangxi Copper Co., Ltd.	3,185

402,000		Maanshan Iron & Steel	141,009

189,000		Weiqiao Textile Co.	276,025

19,000	@	Wumart Stores, Inc.	32,467

1,063,000		Zijin Mining Group Co., Ltd.	415,018

			867,704

		Finland: 0.6%

37,200		UPM-Kymmene Oyj	734,963

			734,963

		France: 3.2%

7,351		Lafarge SA	670,899

6,559		Schneider Electric SA	435,034

8,167		Societe Generale	758,233

8,820		Total SA	1,835,513

			3,699,679

		Germany: 3.0%

14,650		Deutsche Boerse AG	730,224

19,999		RWE AG	1,058,415

18,000		Schering AG	1,154,269

6,246		Siemens AG	465,971

			3,408,879

		Greece: 0.7%

28,150		Alpha Bank SA	806,655

			806,655

		Hong Kong: 0.7%

489,000		Cathay Pacific Airways Ltd.	847,389

			847,389

		Hungary: 0.6%

25,860		OTP Bank Rt.	653,133

			653,133

		Ireland: 0.4%

29,600		Irish Life & Permanent PLC	497,063

			497,063

		Japan: 7.7%

85,000		Amano Corp.	702,780

88,600		Chugai Pharmaceutical Co., Ltd.	1,384,941

46,000		Hino Motors Ltd.	305,274

34,000		Isetan Co., Ltd.	345,998

59		Japan Retail Fund Investment Corp.	470,600

Shares	Value

7,900		Kyocera Corp.	$571,294

60		Mitsubishi Tokyo Financial Group, Inc.	507,644

76,000		Nomura Holdings, Inc.	924,608

14,000		Promise Co., Ltd.	888,840

64,000		Sekisui House Ltd.	659,100

6,000		Takefuji Corp.	378,176

42,800		Toyota Motor Corp.	1,657,244

			8,796,499

		Malaysia: 2.2%

548,100		AMMB Holdings Bhd	476,366

33,200		British American Tobacco Malaysia Bhd	397,526

257,000		Commerce Asset Holdings Bhd	311,282

448,100		Malayan Banking Bhd	1,297,723

			2,482,897

		Mexico: 0.9%

300,500		Wal-Mart de Mexico SA de CV	983,362

			983,362

		Netherlands: 2.8%

71,900	@	ASML Holding NV	1,024,715

39,700		Royal Dutch Petroleum Co.	2,152,942

			3,177,657

		New Zealand: 0.6%

342,000		Fisher & Paykel Healthcare Corp.	679,630

			679,630

		Singapore: 3.0%

97,800	@	CapitaCommercial Trust	73,412

763,500	L	CapitaLand Ltd.	848,491

152,000		DBS Group Holdings Ltd.	1,425,739

136,300		United Overseas Bank Ltd.	1,106,073

			3,453,715

		Spain: 1.4%

31,588		Banco Bilbao Vizcaya Argentaria SA	496,341

68,500		Telefonica SA	1,133,684

			1,630,025

		Sweden: 0.8%

80,544		Swedish Match AB	887,057

			887,057

		Switzerland: 4.7%

12,600	@	Credit Suisse Group	430,719

24,486		Novartis AG	1,169,871

14,882		Roche Holding AG	1,518,781

44,800		STMicroelectronics NV	826,506

20,400		UBS AG	1,472,522

			5,418,399

		United Kingdom: 8.1%

147,800		BP PLC	1,432,771

44,000		Diageo PLC	588,471

53,529		GlaxoSmithKline PLC	1,125,592

84,513		Imperial Tobacco Group PLC	1,973,498

719,240		Legal & General Group PLC	1,306,926

See Accompanying Notes to Financial Statements

64

  PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Shares	Value

		United Kingdom (continued)

33,850		Rio Tinto PLC	$888,037

781,068		Vodafone Group PLC	2,004,567

			9,319,862

		United States: 52.2%

9,950		3M Co.	771,821

16,480		Abbott Laboratories	702,542

10,120		Air Products & Chemicals, Inc.	538,182

27,400		Alcoa, Inc.	890,500

6,680		Allergan, Inc.	478,021

16,100	@	Alliant Techsystems, Inc.	925,588

15,040		Altria Group, Inc.	728,838

20,920		American Intl. Group, Inc.	1,270,053

16,490	@	Amgen, Inc.	936,632

21,190	@	Avaya, Inc.	305,136

33,650		Baker Hughes, Inc.	1,441,230

18,150	@	Barr Pharmaceuticals, Inc.	683,348

10,575	@	Biogen Idec, Inc.	615,042

20,960		BJ Services Co.	1,068,960

16,830		Boeing Co.	839,817

8,610		Capital One Financial Corp.	635,074

17,690		Carnival Corp.	894,406

23,000	@	Celgene Corp.	681,260

38,040		Cendant Corp.	783,244

9,400		Chubb Corp.	678,022

77,380	@	Cisco Systems, Inc.	1,486,470

20,240		Citigroup, Inc.	898,049

25,220	@	Comcast Corp.	732,389

15,180		CVS Corp.	659,723

17,900	@	Dell, Inc.	627,574

20,380		Dow Chemical Co.	915,877

59,280	@	E*Trade Financial Corp.	764,712

14,600	@	eBay, Inc.	1,425,106

6,820	@	Electronic Arts, Inc.	306,354

59,300	@	EMC Corp.	763,191

6,680		General Dynamics Corp.	682,162

18,730		General Electric Co.	639,068

22,120	@	Gilead Sciences, Inc.	766,016

11,280		Goldman Sachs Group, Inc.	1,109,726

9,810		Guidant Corp.	653,542

10,300		Harley-Davidson, Inc.	592,971

5,700	@	Inamed Corp.	302,955

72,660		Intel Corp.	1,617,411

14,850		International Business Machines Corp.	1,332,788

26,000	@	iShares Goldman Sachs Semiconductor Index Fund	1,322,620

35,340		Johnson & Johnson	2,063,149

14,560	@	Kohl's Corp.	739,066

11,240		Lehman Brothers Holdings, Inc.	923,366

12,900		Lowe's Cos., Inc.	726,012

13,635		Marriott Intl., Inc.	742,971

16,850		Merck & Co., Inc.	527,574

89,140		Microsoft Corp.	2,495,029

9,730	@	National-Oilwell, Inc.	327,998

10,500		Oshkosh Truck Corp	618,450

12,720		PACCAR, Inc.	881,623

25,210	@	Par Pharmaceutical Cos., Inc.	994,535

12,940		PepsiCo, Inc.	641,565

86,650		Pfizer, Inc.	2,508,517

13,515		Praxair, Inc.	570,333

28,490		Procter & Gamble Co.	1,458,118

16,000		Qualcomm, Inc.	668,960

25,210		Rockwell Automation, Inc.	1,051,005

12,800	@	Rowan Cos., Inc.	326,784

24,900		Schlumberger Ltd.	1,567,206

7,940		Sherwin-Williams Co.	339,197

Shares	Value

7,825		Starwood Hotels & Resorts Worldwide, Inc.	$373,487

21,700	@	Stericycle, Inc.	983,661

8,290		United Technologies Corp.	769,478

26,540		Wal-Mart Stores, Inc.	1,431,036

9,290	@	WellPoint Health Networks	907,261

28,700	@	Yahoo!, Inc.	1,038,653

9,400	@	Zimmer Holdings, Inc.	729,346

			58,548,180

		Total Common Stock (Cost $98,362,066)	113,086,786

Principal Amount			Value
SHORT-TERM INVESTMENTS: 5.0%

	Repurchase Agreement: 4.7%

$5,360,000	Morgan Stanley Repurchase Agreement dated 10/29/04, 1.840%, due 11/1/04, $5,360,822 to be received upon repurchase (Collateralized by $5,480,000 various U.S. Government Agency Obligations, 3.320%-4.125%, Market Value plus accrued interest $5,471,872, due 10/26/07-01/30/12)		5,360,000

	Total Repurchase Agreement (Cost $5,360,000)		5,360,000

	Securities Lending CollateralCC: 0.3%

387,078	The Bank of New York Institutional Cash Reserves Fund		387,078

	Total Securities Lending Collateral (Cost $387,078)		387,078

	Total Short-Term Investments (Cost $5,747,078)		5,747,078

	Total Investments In Securities (Cost $104,109,144)*	103.6%	$118,833,864

	Other Assets and Liabilities-Net	(3.6)	(4,133,987)

	Net Assets	100.0%	$114,699,877

@  Non-income producing security.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at October 31, 2004.

*  Cost for federal income tax purposes is $104,825,203. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,658,705

Gross Unrealized Depreciation	(2,650,044)

Net Unrealized Appreciation	$14,008,661

See Accompanying Notes to Financial Statements

65

  PORTFOLIO OF INVESTMENTS
ING WORLDWIDE GROWTH FUND  AS OF OCTOBER 31, 2004 (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	2.8%

Agriculture	3.5

Airlines	0.7

Auto Manufacturers	3.0

Banks	9.8

Beverages	1.1

Biotechnology	1.9

Building Materials	0.6

Chemicals	2.4

Commercial Services	0.7

Computers	2.4

Cosmetics/Personal Care	1.3

Diversified Financial Services	6.8

Electric	0.9

Electronics	0.5

Environmental Control	0.9

Forest Products and Paper	0.6

Hand/Machine Tools	0.4

Healthcare - Products	3.9

Healthcare - Services	0.8

Home Builders	0.6

Insurance	2.8

Internet	2.1

Investment Companies	1.2

Iron/Steel	0.1

Leisure Time	1.3

Lodging	1.0

Machinery - Diversified	0.9

Media	0.6

Mining	2.8

Miscellaneous Manufacturing	2.8

Oil and Gas	6.2

Oil and Gas Services	3.8

Pharmaceuticals	11.4

Real Estate	0.7

Real Estate Investment Trusts	0.5

Retail	4.3

Semiconductors	3.0

Software	2.4

Telecommunications	4.9

Textiles	0.2

Repurchase Agreement	4.7

Securities Lending Collateral	0.3

Other Assets and Liabilities, Net	(3.6)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

66

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended October 31, 2004 were as follows:

Fund Name	Type	Per Share Amount
ING Emerging Countries Fund

Class A	NII	$0.0860

Class M	NII	$0.0321

Class Q	NII	$0.1153

ING Foreign Fund

Class A	NII	$0.0359

Class B	NII	$0.0323

Class C	NII	$0.0310

Class I	NII	$0.0404

Class Q	NII	$0.0308

Class A	STCG	$0.0385

Class B	STCG	$0.0385

Class C	STCG	$0.0385

Class I	STCG	$0.0385

Class Q	STCG	$0.0385

Class A	ROC	$0.1001

Class B	ROC	$0.1001

Class C	ROC	$0.1001

Class I	ROC	$0.1001

Class Q	ROC	$0.1001

Fund Name	Type	Per Share Amount
ING International Fund

Class A	NII	$0.0117

Class I	NII	$0.0317

Class Q	NII	$0.0224

ING International SmallCap Growth Fund

Class A	NII	$0.0048

Class Q	NII	$0.0127

ING International Value Fund

Class A	NII	$0.0854

Class I	NII	$0.1367

Class Q	NII	$0.1046

NII - Net investment income
ROC - Return of capital
STCG - Short-term capital gain

Of the ordinary distributions made during the fiscal year ended October 31, 2004, the following percentages qualify for the dividends received deduction available to corporate shareholders:

Foreign	2.19%

International	0.04%

International Value	0.34%

For the fiscal year ended October 31, 2004, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income subject to reduced income tax rates for individuals:

Emerging Countries	100.00%

Foreign	30.03%

International	100.00%

International SmallCap Growth	100.00%

International Value	100.00%

During the fiscal year ended October 31, 2004, the foreign taxes paid or withheld were $273,649, $182,428, $329,776 and $10,266,971 on foreign source income for the Emerging Countries, Foreign, International and International Value, respectively.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

67

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trusts are managed under the direction of the Funds' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Paul S. Doherty(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1934	Trustee	October 1999 - December 2004	President and Partner, Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys (1996 - Present).	119	University of Massachusetts Foundation Board (April 2004 - Present).

J. Michael Earley(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (1992 - Present).	119	None

R. Barbara Gitenstein(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1948	Trustee	February 2002 - Present	President, College of New Jersey (1999 - Present).	119	New Jersey Resources (September 2003 - Present).

Walter H. May(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	October 1999 - Present	Retired. Formerly, Managing Director and Director of Marketing, Piper Jaffray, Inc.	119	Trustee, BestPrep Charitable Organization (1991 - Present).

Jock Patton(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	October 1999 - Present (ING Mayflower Trust); May 1999 - Present (ING Mutual Funds)	Private Investor (June 1997 - Present). Formerly Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	119	Director, Hypercom, Corp. (January 1999 - Present); JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	October 1999 - Present	President and Director, F.L. Putnam Securities Company, Inc. and its affiliates; President, Secretary and Trustee, The Principled Equity Market Fund.	119	Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Fund (November 1996 - Present), Mercy Endowment Foundation (1995 - Present); Director,
					F.L. Putnam Investment Management Company (December 2001 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (1991 - Present) F.L. Putnam Securities Company, Inc. (June 1978 - Present); and an Honorary Trustee, Mercy Hospital (1973 - Present). Formerly, Anchor International Bond Trust (December 2000 - 2002).

68

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Blaine E. Rieke(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1933	Trustee	February 2001 - December 2004	General Partner, Huntington Partners (January 1997 - Present). Chairman of the Board and Trustee of each of the funds managed by ING Investment Management Co. LLC (November 1998 - February 2001).	119	Trustee, Morgan Chase Trust Co. (January 1998 - Present); Director, Members Trust Co. (November 2003 - Present).

Roger B. Vincent(3) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1945	Trustee	February 2002 - Present	President, Springwell Corporation (1989 - Present). Formerly, Director Tatham Offshore, Inc. (1996 - 2000).	119	Director, AmeriGas Propane, Inc. (1998 - Present).

Richard A. Wedemeyer(2) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1936	Trustee	February 2001 - Present	Retired. Formerly Vice President - Finance and Administration, Channel Corporation (June 1996 - April 2002); and Trustee of each of the funds managed by ING Management Co. LLC (1998 - 2001).	119	Director, Touchstone Consulting Group (1997 - Present); Trustee, Jim Henson Legacy (1994 - Present).

Trustees who are "Interested Persons":

Thomas J. McInerney(4) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1956	Trustee	February 2001 - Present	Chief Executive Officer, ING U.S. Financial Services (September 2001 - Present); Member ING Americas Executive Committee (2001 - Present); ING Aeltus Holding Company, Inc. (2000 - Present), ING Retail Holding Company (1998 - Present), and ING Retirement Holdings, Inc. (1997 - Present). Formerly, President, ING Life Insurance Annuity Company (September 1997 - November 2002), President, Chief Executive Officer and Director of Northern Life Insurance Company (March 2001 - October 2002); General Manager and Chief Executive Officer, ING Worksite Division (December 2000 - October 2001), President ING-SCI, Inc. (August 1997 - December 2000); President, Aetna Financial Services (August 1997 - December 2000).	169	Director, Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc (March 2001 - Present); Member of the Board, Bushnell Performing Arts Center; St. Francis Hospital; National Conference of Community Justice; and Metro Atlanta Chamber of Commerce.

69

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
John G. Turner(5) 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1939	Trustee	October 1999 - Present	Chairman, Hillcrest Capital Partners
			(May 2002 - Present); Formerly, Vice Chairman of ING Americas (2000 - 2002); Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Company (1993 - 2000); Chairman of ReliaStar United Services Life Insurance Company (1995 - 1998); Chairman of ReliaStar Life Insurance Company of New York (1995 - 1998); Chairman of Northern Life Insurance Company (1992 - 2001); Chairman and Trustee of the Northstar affiliated investment companies (1993 - 2001) and Director, Northstar Investment Management Corporation and its affiliates (1993 - 1999).	119	Director, Hormel Foods Corporation (March 2000 - Present); Shopko Stores, Inc. (August 1999 - Present); and M.A. Mortenson Company (March 2002 - Present); Conseco, Inc. (September 2003 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2)  Valuation and Proxy Voting Committee (formerly the Valuation Committee) member.

(3)  Audit Committee member.

(4)  Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)  Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

70

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1949	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000); and Executive Vice President, ING Investments, LLC (May 1998 - June 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Executive Vice President and Assistant Secretary Principal Financial Officer	February 2002 - Present May 1999 - Present for ING Mutual Funds November 1999 - Present for ING Mayflower Trust	Executive Vice President, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - Present). Formerly, Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1950	Executive Vice President	May 1999 - Present for ING Mutual Funds November 1999 - Present for ING Mayflower Trust	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present); Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003); and Chief Executive Officer, ING Investments, LLC (August 1996 - August 2000).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1963	Senior Vice President and Assistant Secretary Senior Vice President	May 1999 - Present for ING Mutual Funds November 1999 - Present for ING Mayflower Trust November 1999 - Present	Senior Vice President and Assistant Secretary, ING Funds Services, LLC (October 2001 - Present). Formerly, Senior Vice President, ING Funds Services, LLC (August 1999 - October 2001).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1964	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (October 2001 - October 2003); Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President and Treasurer	May 1999 - Present for ING Mutual Funds November 1999 - Present for ING Mayflower Trust	Vice President, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1954	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); Vice President (February 1996 - Present) and Chief Compliance Officer (October 2001 - Present), ING Investments, LLC.

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1967	Vice President	August 2003 - Present	Vice President of Financial Reporting - Fund Accounting of ING Funds Services, LLC (September 2002 - Present). Formerly, Director of Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001); and Director of Finance, Rural/Metro Corporation (March 1995 - May 2000).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

71

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1958	Vice President	September 2004 - Present	Vice President of ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President of ING Funds Services, LLC (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Theresa Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Born: 1963	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003); and Associate with Sutherland Asbill & Brennan (1996 - February 2000).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Born: 1973	Assistant Secretary	September 2004 - Present	Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258 Born: 1976	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Born: 1957	Assistant Vice President	September 2004 - Present	Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

72

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Worldwide Growth Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund
ING Lexington Money Market Trust
ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant's website at www.ingfunds.com and (3) on the SEC's website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant's website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available on the SEC's website at www.sec.gov. The Registrant's Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian

The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel

Dechert
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

PRAR-UFINTLIQ  (1004-122904)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Putnam is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $38,422 for year ended October 31, 2004 and $35,134 for year ended October 31, 2003.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

                                                None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $69,913 in the year ended October 31, 2004 and $13,781 in the year ended October 31, 2003.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

                                                None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $8,500 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period

(1)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $5,000 for each set of financial statements

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses	✓	✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,000 per quarter

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)

Review of year-end reporting for 1099’s	✓		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

International tax services (e.g., Taiwan and India)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

(2)           For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	✓	✓	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	✓		Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471(Controlled Foreign Corporation) for structured finance vehicles	✓		Not to exceed $18,000 during the Pre-Approval Period

Tax services related to CLOs and CBOs	✓		Not to exceed $15,000 per quarter

Loan Staff Services	✓	✓	Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating the tax treatment of swaps, swaptions, mortgage-backed securities and other derivatives.	✓		Not to exceed $50,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2004 through December 31, 2004

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $25,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	✓		Not to exceed $5,000 per Fund during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:    2004

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING INVESTORS TRUST (formerly, THE GCG TRUST)

ING EQUITY TRUST

ING FUNDS TRUST

ING INVESTMENT FUNDS, INC.

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $105,640 for year ended October 31, 2004 and $393,821 for fiscal year ended October 31, 2003.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board.  The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.  The Committee has adopted a written charter that sets forth the policies and procedures of the Committee.  The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose.  In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: January 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: January 7, 2005

By	/s/ Michael J. Roland
Michael J. Roland
Executive Vice President and Chief Financial Officer

Date: January 7, 2005

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